[front cover]

                                                                  JUNE 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

[graphic of stairs]

VP VALUE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century




[inside front cover]

[left margin}

VARIABLE PORTFOLIOS
VP VALUE
-------------------




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     The first half of 1999 brought a welcome shift in market sentiment for VP Value. Investors who had been willing to own only a handful of large, popular growth stocks suddenly moved to previously-out-of-favor small and midsize companies, growth and value stocks alike. VP Value's recent experience is a textbook example of why your investment team sticks to its investment plan, investing in mid- to large-cap stocks, even when that segment is not in favor. Shifts in market direction are typically quick and powerful--witness VP Value's double-digit return for the second quarter alone.

     While we're careful not to read too much into this short time period, we remain believers that mid-cap value stocks are in an excellent position to continue outperforming their larger brethren.

     Also on the investment front, we continued to expand the American Century investment team, which has doubled over the past three years. Our portfolio teams have excellent depth with an array of experienced managers and analysts, and we remain committed to building and maintaining a talented management group.

     In the spirit of our ongoing Year 2000 readiness disclosures*, here's an update on our preparations for Y2K. Our senior-level Year 2000 Steering Committee, computer programmers, business partners and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors. Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

     In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/ James E. Stowers, Jr.             /s/ James E. Stowers III
James E. Stowers, Jr.                 James E. Stowers III
Chairman of the Board and Founder     Vice Chairman of the Board and
                                      Chief Executive Officer

[right margin]

                               Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP VALUE
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
   Financial Highlights ...................................................   15
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
OTHER INFORMATION
   Background Information
      Portfolio Managers ..................................................   16
      Investment Philosophy
         and Policies .....................................................   16
      Comparative Indices .................................................   16
   Glossary ...............................................................   17

*This letter includes a Year 2000 Readiness Disclosure.


                                                    www.americancentury.com   1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The first half of 1999 was a period when almost every stock category posted respectable returns.

* The second quarter saw a welcome shift in market sentiment for value investors, as investors moved away from large growth stocks to previously out-of-favor small and midsize value and growth stocks.

* In April, the attractive prices of smaller and midsize companies lured investors who were concerned that valuations attached to the big growth companies might be too high. With the economy continuing to hum, the perception arose that the economic expansion might not be ending.

* At the end of the period, the Federal Reserve raised short-term interest rates and announced it was dropping its bias toward higher borrowing costs. Both the stock and bond markets responded enthusiastically.

VP VALUE

* VP Value gained 13.15% during the first half of the year, in line with the 13.96% increase posted by its benchmark, the S&P 500/BARRA Value Index and ahead of the general market as reflected by the S&P 500, which was up 12.23% during the six-month period.

* During the second quarter, strong business activity in the United States and a pickup in a number of overseas economies renewed equity investors' confidence and they began to move back into small- and mid-cap companies. Stocks in these segments --and value stocks in particular--turned around abruptly.

*    VP Value's tilt toward the mid-cap sector was a benefit. Since the market's
     rotation  in  mid-April,   mid-  and  small-cap  companies  have  performed
     significantly better than their large-cap counterparts.

* A number of VP Value's mid-cap holdings were targets of mergers or acquisitions, which also helped boost returns.

*    We continue to find an abundance of sound, high-quality companies available
     at  very  good   values,   many  of  which  we  consider  to  be  excellent
     opportunities.

[left margin]
                                   VP VALUE
       TOTAL RETURNS:                                AS OF 6/30/99
          6 Months                                      13.15%*
          1 Year                                        11.98%
       INCEPTION DATE:                                  5/1/96
       NET ASSETS:                                  $425.9 million

*Not annualized.

Investment terms are defined in the Glossary on pages 17-18.


2   1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]
Mark Mallon, head of specialty, asset allocation, and growth and income equity funds at American Century

MARKET PERFORMANCE WAS BROADER

     Common stock investors will remember the first half of 1999 as a period when almost every stock category had its moment in the sun--small, midsize and large, growth and value alike. When we closed our six-month books on June 30, nearly every category had posted gains, with the second quarter especially kind to value stocks, which had been trailing their growth counterparts for some time.

THE FEDERAL RESERVE STEPS IN

     As you may recall, with unrest in global financial markets last fall, the Federal Reserve Board stepped in and stabilized the situation by lowering short-term interest rates. The strategy worked and we reached 1999 with smaller stocks rallying. Still, investors would not let go of the narrow list of large, multinational companies they had previously turned to in a quest for predictable earnings. As a result, the rally in smaller firms fizzled, and they returned to their familiar pattern of wide price swings and lower returns during the first quarter. That changed in the second quarter, however.

THE S&P 500 SLOWS

     In April, the attractive prices of smaller and midsize companies were beacons for investors concerned that valuations attached to the big growth companies were on the edge of uncharted territory. At the same time, with the economy continuing to hum, the perception arose that perhaps the longest economic expansion in U.S. history might not be ending. Given that forecast, the stocks of economically sensitive companies, such as Dow Chemical and Caterpillar, shot up. The Dow Jones Industrial Average jumped 17.14% in the second quarter, trouncing the S&P 500's 7.05% increase. Meanwhile, the S&P 500/BARRA Value Index, a popular measure of value stocks, was up 10.80%.

THE FEDERAL RESERVE STEPS BACK IN

     On the last day of this six-month period, the Federal Reserve, citing firming foreign economies and continuing brisk business activity in the United States, raised short-term interest rates a quarter of a point to 5%. But the Fed indicated that with this action it was also dropping its bias toward higher borrowing costs. Both the bond and stock markets responded enthusiastically to this news.

GOOD BUSINESSES, GOOD STOCKS

     How long a particular size, type or style of stock might be in favor is difficult to predict. At American Century we focus on helping shareholders build their capital over time. We do that by following disciplined investment strategies, regardless of market activity, that are centered on finding fundamentally strong, high-quality companies with undervalued stock prices.

[right margin]

"IN APRIL, THE ATTRACTIVE PRICES OF SMALLER AND MIDSIZE COMPANIES WERE BEACONS FOR INVESTORS CONCERNED THAT VALUATIONS ATTACHED TO THE BIG GROWTH COMPANIES WERE ON THE EDGE OF UNCHARTED TERRITORY."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

S&P 500/BARRA VALUE            13.96%
S&P MIDCAP 400/BARRA VALUE      5.68%
S&P SMALLCAP 600/BARRA VALUE    8.45%

Source: Lipper Inc.

These   indices    represent   the   performance   of   large-,    medium-   and
small-capitalization value stocks.

[mountain chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1999

               S&P 500/          S&P MidCap 400/    S&P SmallCap 600/
Date           BARRA Value        BARRA Value          BARRA Value
12/31/1998       $1.00              $1.00               $1.00
 1/31/1999       $1.02              $0.95               $0.99
 2/28/1999       $1.00              $0.90               $0.91
 3/31/1999       $1.03              $0.92               $0.90
 4/30/1999       $1.12              $1.01               $0.98
 5/31/1999       $1.10              $1.02               $1.02
 6/30/1999       $1.14              $1.06               $1.08

Value on 6/30/99
S&P 500/BARRA Value              $1.14
S&P MidCap 400/BARRA Value       $1.06
S&P SmallCap 600/BARRA Value     $1.08


                                                    www.americancentury.com   3


VP Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1999

                                  S&P 500/BARRA
                          VP VALUE VALUE INDEX S&P 500

6 MONTHS(1) ..............     13.15%           13.96%           12.23%
1 YEAR ...................     11.98%           16.55%           22.75%
AVERAGE ANNUAL RETURNS
3 YEARS ..................     17.75%           24.05%           29.00%
LIFE OF FUND(2) ..........     17.79%           23.01%           28.57%

(1) Returns for periods less than one year are not annualized.

(2) The fund's inception date was 5/1/96.

See pages 16-18 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 6/30/99
S&P 500                 $22,147
S&P 500/BARRA Value     $19,279
VP Value                $16,789

Date                VP Value          S&P 500     S&P 500/BARRA Value
 5/1/1996          $10000.00         $10000.00         $10000.00
 5/31/1996         $10120.00         $10258.00         $10151.00
 6/30/1996         $10275.80         $10297.00         $10102.30
 7/31/1996         $ 9673.68         $ 9841.85         $ 9675.96
 8/31/1996         $ 9974.53         $10049.50         $ 9943.02
 9/30/1996         $10322.70         $10615.30         $10368.60
10/31/1996         $10483.70         $10908.30         $10720.10
11/30/1996         $11147.30         $11733.00         $11540.20
12/31/1996         $11227.60         $11500.60         $11350.90
 1/31/1997         $11362.30         $12219.40         $11874.20
 2/28/1997         $11544.10         $12314.70         $11960.90
 3/31/1997         $11255.50         $11808.60         $11551.80
 4/30/1997         $11459.20         $12513.60         $11985.00
 5/31/1997         $12215.50         $13275.70         $12736.50
 6/30/1997         $12726.10         $13871.70         $13223.00
 7/31/1997         $13482.00         $14974.50         $14280.80
 8/31/1997         $13461.80         $14136.00         $13635.30
 9/30/1997         $14217.00         $14910.60         $14434.30
10/31/1997         $13543.20         $14412.60         $13903.20
11/30/1997         $13808.60         $15079.90         $14432.90
12/31/1997         $14155.20         $15339.30         $14753.30
 1/31/1998         $13849.40         $15509.50         $14571.80
 2/28/1998         $15033.60         $16627.80         $15664.70
 3/31/1998         $15762.70         $17479.10         $16458.90
 4/30/1998         $15696.50         $17655.70         $16653.10
 5/31/1998         $15255.40         $17352.00         $16418.30
 6/30/1998         $14991.50         $18056.50         $16543.10
 7/31/1998         $14307.90         $17863.30         $16184.10
 8/31/1998         $12588.10         $15283.80         $13581.70
 9/30/1998         $13359.70         $16258.90         $14407.50
10/31/1998         $14373.70         $17582.40         $15535.60
11/30/1998         $14902.70         $18649.70         $16345.00
12/31/1998         $14837.10         $19723.90         $16918.70
 1/31/1999         $14043.30         $20548.30         $17260.40
 2/28/1999         $13756.80         $19909.30         $16889.30
 3/31/1999         $14216.30         $20705.70         $17401.10
 4/30/1999         $16046.00         $21507.00         $18901.10
 5/31/1999         $16466.40         $20999.40         $18566.50
 6/30/1999         $16789.00         $22147.00         $19279.50

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The S&P 500 and S&P 500/BARRA Value indices are provided for comparison. VP Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 and S&P 500/BARRA Value indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING JUNE 30)

Date                VP Value      S&P 500/BARRA Value
 6/30/1996*           2.75%              1.02%
 6/30/1997           23.86%             30.89%
 6/30/1998           17.80%             25.12%
 6/30/1999           11.98%             16.55%

*From 5/1/96 to 6/30/96.


4   1-800-345-6488


VP Value--Q&A
--------------------------------------------------------------------------------

[photo of Scott Moore and Phil Davidson]
     An interview with Scott Moore and Phil Davidson, portfolio managers on the VP Value investment team.

HOW DID VP VALUE PERFORM FOR THE FIRST HALF OF ITS FISCAL YEAR?

     VP Value gained 13.15% for the six months ended June 30, 1999. Its benchmark, the S&P 500/BARRA Value Index, posted a 13.96% increase. The S&P 500 Index, representative of the broad market, rose 12.23% during the six months.

WHAT WERE SOME OF THE FACTORS THAT  CONTRIBUTED TO PERFORMANCE?

     The first half of 1999 was a rewarding period for value investors. The market's long-running preference for large- capitalization growth stocks, which has worked against the value investing style for more than two years, shifted suddenly in April. Strong business activity here in the United States and signs of a pickup in a number of overseas economies gave equity investors renewed confidence, and they began to move back into small- and mid-cap companies. Stocks in these segments--and value stocks in particular--turned around abruptly and performed exceptionally well during the second quarter. In fact, the S&P 500/ BARRA Value index returned 10.80% in the second three months, far outpacing the 3.83% gain posted by the S&P 500/BARRA Growth Index.

     The fact that VP Value is tilted toward the mid-cap sector was also a benefit. We are seeing a wave of mergers and acquisitions among midsized firms, and the proliferation of solid, high-quality companies available at very attractive prices has made the mid-cap arena a value shopper's delight. In fact, since the market began leaning toward value stocks in mid-April, mid- and small-cap companies have performed significantly better than their large-cap counterparts.

WHICH INDUSTRIES OR STOCKS ADDED THE MOST TO RETURNS?

     VP Value's holdings in chemical companies, comprising almost 5% of the portfolio, represented the fund's best performing industry. Value's holdings in firms like Nalco Chemical Co. and Lubrizol Corp. benefited over the period from strengthening economic activity in Asia, as well as consolidation within their industry.

     Banks represented VP Value's largest industry, as well as one of its best performing areas, even though we were underweight compared to our benchmark index. Banks in general struggled the first half of 1999, but our stock picks had good results. For example, Mercantile Bancorp. --at one point VP Value's largest holding at nearly 5% of investments--was the fund's second-best performing stock. We have owned this stock for some time. Mercantile recently implemented several cost-cutting measures, including consolidating a number of its loan processing centers and reducing its workforce, which considerably strengthened the firm's bottom line. Mercantile's share price shot up in May when the bank announced it was being acquired by another bank, Firstar, at a very attractive premium. We ultimately sold the position at a significant gain.

[right margin]

"THE MARKET'S LONG-RUNNING PREFERENCE FOR LARGE-CAPITALIZATION GROWTH STOCKS, WHICH HAS WORKED AGAINST THE VALUE INVESTING STYLE FOR MORE THAN TWO YEARS, SHIFTED SUDDENLY IN APRIL."

PORTFOLIO AT A GLANCE
                                                6/30/99          12/31/98
NO. OF COMPANIES                                  72                65
MEDIAN P/E RATIO                                 16.2              15.7
MEDIAN MARKET                                    $2.68             $2.44
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              76%(1)            158%(2)

(1)       Six months ended 6/30/99.

(2)       Year ended 12/31/98.

Investment terms are defined in the Glossary on pages 17-18.


                                                    www.americancentury.com   5


VP Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Another large holding, Bank of America (which changed its name from BankAmerica in April), helped boost returns. Bank of America struggled through a string of difficulties, including trading losses, a slowdown in investment banking activity, and increased loan loss reserves, all of which were linked to global financial market activity. Its stock was also hurt by the much-publicized failure of a well-known hedge fund, to which the bank had broad exposure. However, Bank of America is fundamentally strong and continued to have leading market share. We were confident its problems were manageable and temporary, so we bought into that weakness. The stock ultimately turned around and we sold it at a significant gain when it approached what we believed to be fair value.

     Minnesota Mining and Manufacturing (3M), among the fund's largest holdings at 3.6% of investments, was another top performer. 3M is a diversified company that manufactures a variety of products ranging from tapes and adhesives to floor coverings and roofing materials. The company's stock dramatically underperformed in the wake of investor concern that 3M's Asian business would slacken. The reverse proved to be true; earnings in fact increased in recent quarters and the stock has done exceptionally well as perceptions about Asia have changed.

     Two other large performance contributors were Baker Hughes and Browning-Ferris. Baker Hughes provides products and services for the drilling and production of oil and natural gas wells. The company's stock price had understandably suffered in line with falling oil and gas prices last year, but that turned around when energy prices began to recover in early 1999. We have trimmed our position somewhat as prices have neared what we believe to be fair value. Browning-Ferris, the country's second-largest waste disposal firm, saw its stock price improve dramatically in March, when another waste management firm, Allied Waste Industries, made a cash bid for the company.

WHICH HOLDINGS WERE DISAPPOINTING?

     VP Value's worst performing holdings were food and beverage companies.

     Archer-Daniels-Midland (ADM), a large grain and foodstuff supplier, has been a very solid performer for the fund but has been struggling in the midst of a decline in soybean prices. Its soybean sales continue to be weak, partly due to reduced demand from overseas. However, ADM is in a strong competitive position, has a solid balance sheet, and continues to represent an excellent value. We are holding the position.

     Interstate Bakeries was another disappointment. Interstate is the largest wholesale baker and distributor of fresh bread and snack cakes in the United States. The company is well managed and financially sound, but has struggled recently as falling wheat prices have helped its smaller regional competitors. However, we think that Interstate's current situation is temporary. The company has never been fundamentally stronger, so we're sitting tight.

[left margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF              AS OF
                                               6/30/99            12/31/98
FIRST VIRGINIA
     BANKS, INC.                                 4.0%               2.5%
MINNESOTA MINING &
     MANUFACTURING CO.                           3.6%               1.7%
SUMMIT BANCORP.                                  3.3%               0.8%
INTERSTATE
     BAKERIES CORP.                              3.2%               2.1%
ARCHER-DANIELS-
     MIDLAND CO.                                 3.1%               2.6%
SUPERIOR INDUSTRIES
     INTERNATIONAL, INC.                         3.0%               3.2%
FPL GROUP, INC.                                  3.0%                --
KEYCORP                                          2.9%                --
NALCO CHEMICAL CO.                               2.5%               1.8%
BURLINGTON
     RESOURCES INC.                              2.4%               2.0%

TOP FIVE INDUSTRIES
                                                   % OF FUND INVESTMENTS
                                                 AS OF             AS OF
                                                6/30/99          12/31/98

BANKING                                          13.2%             11.8%
UTILITIES                                        11.2%             3.7%
HEALTHCARE                                       7.7%              9.7%
FOOD & BEVERAGE                                  7.3%              7.8%
ENERGY (PRODUCTION
   & MARKETING)                                  5.1%              7.1%


6   1-800-345-6488


VP Value--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     CBRL Group, Inc., owners of Old Cracker Barrel, also dampened returns. This strong company suffered a slowdown in sales after it raised prices in its restaurant business. Management saw the error of its ways and subsequently rolled prices back. We expect this stock to rebound in line with the changes, and are holding onto our position.

WHAT SIGNIFICANT CHANGES DID YOU MAKE TO THE PORTFOLIO OVER THE LAST SIX MONTHS?

     For the most part, VP Value's industry and sector weightings have remained fairly constant. However, since our last report to you, we significantly increased our stake in electric utilities, which currently represent one of VP Value's largest industry weightings at 9.4% of investments, when rising interest rates caused utilities to underperform. We also increased holdings in bank stocks somewhat to take advantage of improving values, and added slightly to our healthcare holdings. Our healthcare move was not a tactical effort, nor a response to any theme within the healthcare industry. Rather, we primarily focused on a single company, Columbia/HCA Healthcare Corp., which is under investigation for its billing practices. We believe the company will emerge relatively unscathed and its price will subsequently rebound.

     On the sell side, we lightened positions in financial services companies, appliance manufacturers, energy services companies and railroads. These stocks have generally done well as market perceptions have improved and no longer represent compelling values.

WHAT IS YOUR OUTLOOK FOR VALUE INVESTING?

     While we currently believe that value stocks will continue to attract investors, we doubt that VP Value's recent experience--double-digit performance over a single quarter--can be sustained. In any case, we plan to continue to adhere to our strict value discipline. We are finding an abundance of sound, high-quality companies available at very good values, many of which we consider to be excellent opportunities. As is our custom, we are maintaining significant positions in value companies we think are especially attractive. We believe these types of companies should provide good long-term prospects for appreciation.

[right margin]

"WE ARE FINDING AN ABUNDANCE OF SOUND, HIGH-QUALITY COMPANIES AVAILABLE AT VERY GOOD VALUES, MANY OF WHICH WE CONSIDER TO BE EXCELLENT OPPORTUNITIES."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF JUNE 30, 1999
Common Stocks                  93.8%
Temporary Cash Investments      6.2%

AS OF DECEMBER 31, 1998
Common Stocks                  98.6%
Temporary Cash Investments      1.4%


                                                   www.americancentury.com    7


VP Value--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

JUNE 30, 1999 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.8%

AEROSPACE & DEFENSE--1.1%
                  124,000  Lockheed Martin Corp.                 $   4,619,000
                                                                  -------------
AUTOMOBILES & AUTO PARTS--4.4%
                  325,100  Delphi Automotive Systems Corp.           6,034,669
                  464,100  Superior Industries International, Inc.  12,675,731
                                                                  -------------
                                                                    18,710,400
                                                                  -------------
BANKING--13.2%
                  181,800  First Union Corp.                         8,544,600
                  351,000  First Virginia Banks, Inc.               17,242,875
                  387,200  KeyCorp                                  12,438,800
                   95,800  Regions Financial Corp.                   3,664,350
                  341,000  Summit Bancorp.                          14,258,062
                                                                  -------------
                                                                    56,148,687
                                                                  -------------
BUILDING & HOME IMPROVEMENTS--0.5%
                   50,300  York International Corporation            2,153,469
                                                                  -------------
CHEMICALS & RESINS--4.6%
                  238,600  IMC Global Inc.                           4,205,325
                  166,900  Lubrizol Corp.                            4,548,025
                  207,700  Nalco Chemical Co.                       10,774,438
                                                                  -------------
                                                                    19,527,788
                                                                  -------------
COMPUTER SOFTWARE & SERVICES--2.1%
                   28,900  Autodesk, Inc.                              855,259
                  347,000  GTECH Holdings Corp.(1)                   8,176,188
                                                                  -------------
                                                                     9,031,447
                                                                  -------------
COMPUTER SYSTEMS--0.5%
                   94,600  Compaq Computer Corp.                     2,240,838
                                                                  -------------
CONSUMER PRODUCTS--1.0%
                   57,400  Whirlpool Corp.                           4,247,600
                                                                  -------------
DIVERSIFIED COMPANIES--3.6%
                  177,700  Minnesota Mining
                              & Manufacturing Co.                   15,448,794
                                                                  -------------
ELECTRICAL & ELECTRONIC
COMPONENTS--3.7%
                  171,400  Arrow Electronics, Inc.(1)                3,256,600
                  155,400  Avnet, Inc.                               7,226,100
                  202,600  Littelfuse, Inc.(1)                       3,843,069
                   71,750  Vishay Intertechnology, Inc.(1)           1,506,750
                                                                  -------------
                                                                    15,832,519
                                                                  -------------

Shares                                                         Value
-------------------------------------------------------------------------------

ENERGY (PRODUCTION & MARKETING)--5.1%
                  233,100  Burlington Resources Inc.             $  10,081,575
                  148,300  Murphy Oil Corp.                          7,238,894
                  113,700  Unocal Corp.                              4,505,362
                                                                  -------------
                                                                    21,825,831
                                                                  -------------
ENERGY (SERVICES)--1.6%
                  199,600  Baker Hughes Inc.                         6,686,600
                                                                  -------------
ENVIRONMENTAL SERVICES--1.4%
                  142,700  Browning-Ferris Industries, Inc.          6,136,100
                                                                  -------------
FINANCIAL SERVICES--1.1%
                  167,500  CIT Group, Inc. (The) Cl A                4,836,562
                                                                  -------------
FOOD & BEVERAGE--7.3%
                  868,094  Archer-Daniels-Midland Co.               13,401,201
                  605,200  Interstate Bakeries Corp.                13,579,175
                   24,400  Lancaster Colony Corp.                      837,225
                  154,100  Tyson Foods, Inc. Cl A                    3,467,250
                                                                  -------------
                                                                    31,284,851
                                                                  -------------
HEALTHCARE--7.7%
                  104,000  Aetna Inc.                                9,301,500
                  146,500  Beckman Coulter Inc.                      7,123,562
                  351,600  Columbia/HCA Healthcare Corp.             8,020,875
                  134,800  Dentsply International Inc.               3,900,775
                   84,500  Lab Holdings Inc.                         1,167,156
                  195,500  Omnicare, Inc.                            2,468,188
                   57,000  Tenet Healthcare Corp.(1)                 1,058,062
                                                                  -------------
                                                                    33,040,118
                                                                  -------------
INDUSTRIAL EQUIPMENT & MACHINERY--0.8%
                   55,900  Tecumseh Products Cl A                    3,383,697
                                                                  -------------
INSURANCE--3.3%
                  103,700  Argonaut Group, Inc.                      2,488,800
                  143,200  Berkley (W.R.) Corp.                      3,584,475
                   88,400  CNA Financial Corp.(1)                    3,563,625
                   64,800  Chubb Corp. (The)                         4,503,600
                                                                  -------------
                                                                    14,140,500
                                                                  -------------
LEISURE--0.8%
                   52,200  Department 56, Inc.(1)                    1,402,875
                   31,400  Eastman Kodak Co.                         2,127,350
                                                                  -------------
                                                                     3,530,225
                                                                  -------------

                                              See Notes to Financial Statements


8   1-800-345-6488


VP Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

JUNE 30, 1999 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------

MACHINERY & EQUIPMENT--3.6%
                   69,200  Applied Power Inc.                    $   1,890,025
                  107,900  Cooper Industries, Inc.                   5,610,800
                  413,000  Flowserve Corp.                           7,821,188
                                                                  -------------
                                                                    15,322,013
                                                                  -------------
METALS & MINING--0.1%
                   41,300  Arch Coal Inc.                              573,038
                                                                  -------------
PACKAGING & CONTAINERS--1.8%
                   66,600  Bemis Co., Inc.                           2,647,350
                  203,500  Tenneco Inc.                              4,858,562
                                                                  -------------
                                                                     7,505,912
                                                                  -------------
PAPER & FOREST PRODUCTS--2.0%
                   58,300  Rayonier, Inc.                            2,904,069
                  191,900  Westvaco Corp.                            5,565,100
                                                                  -------------
                                                                     8,469,169
                                                                  -------------
PRINTING & PUBLISHING--1.1%
                  219,500  Banta Corp.                               4,609,500
                                                                  -------------
RAILROAD--1.1%
                  104,700  CSX Corp.                                 4,744,219
                                                                  -------------
RESTAURANTS--1.7%
                  415,000  CBRL Group, Inc.                          7,171,719
                                                                  -------------
RETAIL (FOOD & DRUG)--0.4%
                   31,100  Hannaford Brothers Co.                    1,663,850
                                                                  -------------
RETAIL (GENERAL MERCHANDISE)--1.7%
                   99,600  Dillard's Inc. Cl A                       3,498,450
                   80,000  Penney (J.C.) Company, Inc.               3,885,000
                                                                  -------------
                                                                     7,383,450
                                                                  -------------
RETAIL (SPECIALTY)--0.3%
                   67,700  Toys 'R' Us, Inc.(1)                      1,400,544
                                                                  -------------
TELEPHONE COMMUNICATIONS--2.0%
                  112,000  GTE Corp.                                 8,484,000
                                                                  -------------
TOBACCO--1.7%
                  241,600  UST Inc.                                  7,066,800
                                                                  -------------
TRANSPORTATION--1.3%
                  120,700  XTRA Corp.(1)                             5,544,656
                                                                  -------------

Shares                                                         Value
-------------------------------------------------------------------------------

UTILITIES--11.2%
                  226,200  AGL Resources Inc.                    $   4,170,562
                  157,900  Ameren Corp.                              6,059,412
                  231,500  FPL Group, Inc.                          12,645,688
                  119,100  Florida Progress Corp.                    4,920,319
                  186,000  Nevada Power Co.                          4,650,000
                  434,900  Niagara Mohawk Holdings Inc.(1)           6,985,581
                   21,200  People's Energy Corp.                       798,975
                  133,900  Sierra Pacific Resources                  4,870,612
                   95,400  Washington Gas Light Co.                  2,480,400
                                                                  -------------
                                                                    47,581,549
                                                                  -------------
TOTAL COMMON STOCKS                                                400,345,445
                                                                  -------------
   (Cost $381,625,037)

TEMPORARY CASH INVESTMENTS-- 6.2%

    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 4.72%, dated 6/30/99,
       due 7/1/99 (Delivery value $21,202,780)                      21,200,000

    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 4.70%, dated 6/30/99,
       due 7/1/99 (Delivery value $5,200,679)                        5,200,000
                                                                  -------------

TOTAL TEMPORARY CASH INVESTMENTS                                    26,400,000
                                                                  -------------
   (Cost $26,400,000)

TOTAL INVESTMENT SECURITIES--100.0%                              $ 426,745,445
                                                                  =============
   (Cost $408,025,037)

FUTURES CONTRACTS
                                             Underlying
                        Expiration          Face Amount        Unrealized
     Purchased             Date              at Value             Gain
------------------------------------------------------------------------------
    40 S&P 500           September
      Futures              1999             $13,817,000         $486,674
                                         =====================================

Futures contracts are typically based on a stock index, such as the S&P 500, and they tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks while having easy access to the money.

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

See Notes to Financial Statements


                                                   www.americancentury.com    9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment securities, at value
   (identified cost of $408,025,037) (Note 3) ................      $426,745,445
Receivable for investments sold ..............................         1,505,122
Receivable for variation margin on futures contracts .........         1,000,000
Dividends and interest receivable ............................           556,455
                                                                    ------------
                                                                     429,807,022
                                                                    ------------
LIABILITIES
Disbursements in excess of demand deposit cash ...............            89,163
Payable for investments purchased ............................         3,505,715
Accrued management fees (Note 2) .............................           344,833
Payable for directors' fees and expenses .....................               694
                                                                    ------------
                                                                       3,940,405
                                                                    ------------
Net Assets ...................................................      $425,866,617
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...................................................       500,000,000
                                                                    ============
Outstanding ..................................................        62,730,368
                                                                    ============
Net Asset Value Per Share ....................................      $       6.79
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................      $401,546,994
Undistributed net investment income ..........................         2,458,415
Accumulated undistributed net realized gain
   on investment transactions ................................         2,654,126
Net unrealized appreciation on investments (Note 3) ..........        19,207,082
                                                                    ------------
                                                                    $425,866,617
                                                                    ============

                                              See Notes to Financial Statements


10   1-800-345-6488


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME

Income:
Dividends .....................................................        3,837,879
Interest ......................................................          348,397
                                                                     -----------
                                                                       4,186,276
                                                                     -----------

Expenses (Note 2):
Management fees ...............................................        1,707,537
Directors' fees and expenses ..................................            1,764
                                                                     -----------
                                                                       1,709,301
                                                                     -----------

Net investment income .........................................        2,476,975
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..............................       11,128,609
Change in net unrealized appreciation on investments ..........       30,517,711
                                                                     -----------

Net realized and unrealized gain on investments ...............       41,646,320
                                                                     -----------

Net Increase in Net Assets Resulting from Operations ..........      $44,123,295
                                                                     ===========

See Notes to Financial Statements


                                                   www.americancentury.com   11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1998

Increase in Net Assets
                                                      1999              1998
OPERATIONS
Net investment income ......................    $   2,476,975     $   3,186,540
Net realized gain on investments ...........       11,128,609        23,459,587
Change in net unrealized
   appreciation on investments .............        0,517,711       (17,029,740)
                                                -------------     -------------
Net increase in net assets resulting
   from operations .........................       44,123,295         9,616,387
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (3,196,325)       (1,377,964)
From net realized gains on
   investment transactions .................      (30,282,222)      (16,451,672)
                                                -------------     -------------
Decrease in net assets
  from distributions .......................      (33,478,547)      (17,829,636)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................      125,472,826       178,536,583
Proceeds from reinvestment
  of distributions .........................       33,478,547        17,829,636
Payments for shares redeemed ...............      (60,353,811)      (59,543,821)
                                                -------------     -------------
Net increase in net assets from
   capital share transactions ..............       98,597,562       136,822,398
                                                -------------     -------------

Net increase in net assets .................      109,242,310       128,609,149

NET ASSETS
Beginning of period ........................      316,624,307       188,015,158
                                                -------------     -------------
End of period ..............................    $ 425,866,617     $ 316,624,307
                                                =============     =============

Undistributed net investment income ........    $   2,458,415     $   3,177,765
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................       19,171,629        26,235,037
Issued in reinvestment of distributions ....        5,752,328         2,558,054
Redeemed ...................................       (9,262,477)       (8,855,524)
                                                -------------     -------------
Net increase ...............................       15,661,480        19,937,567
                                                =============     =============

                                              See Notes to Financial Statements


12   1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. VP Value Fund (the fund) is one of the six funds issued by the corporation. The fund's investment objective is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objective by investing in securities management believes to be undervalued at the time of purchase. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are expected to be declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.


                                                  www.americancentury.com   13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

The annualized fee schedule for the fund is as follows:

     1.00% on the first $500 million
     0.95% on the next $500 million
     0.90% thereafter

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases  and  sales  of  investment   securities,   excluding   short-term
investments, totaled $301,853,158 and $252,889,212, respectively.

    As of June 30, 1999, accumulated net unrealized appreciation was $10,287,040, based on the aggregate cost of investments for federal income tax purposes of $416,458,405, which consisted of unrealized appreciation of $27,215,141 and unrealized depreciation of $16,928,101.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the six months ended June 30, 1999.

--------------------------------------------------------------------------------
5. FUND EVENTS

  The following name change became effective March 1, 1999.

           NEW NAME                           FORMER NAME
  FUND:    VP Value Fund                      American Century VP Value


14   1-800-345-6488


VP Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                     1999(1)            1998              1997           1996(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........   $      6.73        $      6.93       $      5.58     $      5.00
                                                -----------        -----------       -----------     -----------
Income From Investment Operations
  Net Investment Income .....................          0.04               0.08(3)           0.07            0.05
  Net Realized and Unrealized Gain
     on Investment Transactions .............          0.73               0.27              1.37            0.56
                                                -----------        -----------       -----------     -----------

  Total From Investment Operations ..........          0.77               0.35              1.44            0.61
                                                -----------        -----------       -----------     -----------

Distributions
  From Net Investment Income ................         (0.07)             (0.04)            (0.04)          (0.03)
  From Net Realized Gains on
     Investment Transactions ................         (0.64)             (0.51)            (0.05)           --
                                                -----------        -----------       -----------     -----------

  Total Distributions .......................         (0.71)             (0.55)            (0.09)          (0.03)
                                                -----------        -----------       -----------     -----------

Net Asset Value, End of Period ..............   $      6.79        $      6.73       $      6.93     $      5.58
                                                ===========        ===========       ===========     ===========

  Total Return(4) ...........................         13.15%              4.81%            26.08%          12.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets ....................          1.00%(5)           1.00%             1.00%           1.00%(5)
Ratio of Net Investment Income
   to Average Net Assets ....................          1.45%(5)           1.21%             1.60%           1.98%(5)
Portfolio Turnover Rate .....................            76%               158%              138%             49%
Net Assets, End of Period (in thousands) ....   $   425,867        $   316,624       $   188,015     $    23,894

(1) Six months ended June 30, 1999 (unaudited).

(2) May 1, 1996 (inception) through December 31, 1996.

(3) Computed using average shares outstanding throughout the year.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements


                                                  www.americancentury.com    15


Background Information
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
 VP Value
     PHIL DAVIDSON
     SCOTT MOORE

INVESTMENT PHILOSOPHY AND POLICIES

    Conservative investment practices are the hallmark of American Century's Variable Portfolios Value Fund. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The management team also looks for dividend yield, since dividend income can help offset the impact of market downturns on fund performance.

    VP VALUE'S investment objective is long-term capital growth, with income as a secondary objective. To achieve this objective, the fund invests in the equity securities of well-established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

COMPARATIVE INDICES

    The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

    The S&P 500/BARRA VALUE index is a capitalization-weighted index consisting of S&P 500 stocks that have lower price/book ratios and, in general, share other characteristics associated with value stocks.

    The S&P 500/BARRA GROWTH index is a capitalization-weighted index consisting of S&P 500 stocks that have higher price-to-book ratios and, in general, share other characteristics associated with "growth" stocks.

    The S&P MIDCAP 400/BARRA VALUE index is a capitalization-weighted index consisting of S&P MidCap 400 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

    The S&P SMALLCAP 600/BARRA VALUE index is a capitalization-weighted index consisting of S&P 600 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.


16   1-800-345-6488

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market Capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE  CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


                                                    www.americancentury.com   17


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


18   1-800-345-6488


Notes
--------------------------------------------------------------------------------


                                                    www.americancentury.com   19


Notes
--------------------------------------------------------------------------------


20   1-800-345-6488


[inside back cover]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
--------------------------------------------------------------------------------

RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS
Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS
Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS
Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH AND INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY
Small Cap Quantitative
Small Cap Value

RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY
Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Equity Income
   Conservative

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL
New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

RISK LEVEL - MODERATE

SPECIALTY
Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-345-1833

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419385                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9908                                                    Funds Distributor, Inc.
SH-SAN-17186                      (c)1999 American Century Services Corporation

[front cover]

APRIL 30, 1999

SEMIANNUAL REPORT
------------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

[graphic of stairs]

VP CAPITAL APPRECIATION

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

VARIABLE PORTFOLIOS

VP CAPITAL APPRECIATION


Our Message to You
--------------------------------------------------------------------------------

[Photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

     The first  half of 1999 was marked by a welcome  shift in market  sentiment for VP Capital  Appreciation.  Investors  who were  willing to invest  only in a handful of large, popular growth stocks suddenly moved to previously-out-of-favor small and midsize companies. Such 180-degree turns are typical of the ebb and flow of market psychology over time, and VP Capital Appreciation's experience is a textbook example of why your investment team avoids trying to time market changes. Shifts in market direction are typically quick and powerful-- VP Capital Appreciation racked up a 13% return for the second quarter alone.

     The resurgence of smaller growth companies ended a dry spell for Capital Appreciation. As you'll see in the portfolio managers' discussion, Capital Appreciation distinguished itself by more than doubling the return of its benchmark, and landing in the top quartile of its peer group for the period.

     Also on the investment front, we continued to expand the American Century investment team, which has doubled over the past three years. In general, our portfolio teams have excellent depth with an array of experienced managers and analysts, and we remain committed to building and maintaining a talented management group.

     In the spirit of our ongoing Year 2000 readiness disclosures*, here's an update on our preparations for Y2K. Our senior-level Year 2000 Steering Committee, computer programmers, business partners and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors. Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

     In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                         /s/James E. Stowers III
James E. Stowers, Jr.                            James E. Stowers III
Chairman of the Board and Founder                Vice Chairman of the Board and
                                                 Chief Executive Officer

[right margin]

Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP CAPITAL APPRECIATION
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
   Financial Highlights ...................................................   15
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
   in Net Assets ..........................................................   12
   Notes to Financial
   Statements .............................................................   13
OTHER INFORMATION
   Background Information
      Portfolio Managers ..................................................   16
      Investment Philosophy
        and Policies ......................................................   16
      Comparative Indices .................................................   16
   Glossary ...............................................................   17

*This letter includes a Year 2000 readiness disclosure.


                                                  www.americancentury.com    1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The six-month period saw a dramatic shift in market sentiment. Investors who had previously been wedded to a small group of large growth stocks, suddenly moved into smaller and midsize companies, prompting a long-awaited rally in that corner of the market. With the economy continuing its strong run, cyclical stocks also gained ground.

* Nearly every stock category--small, midsize and large, value and growth alike--produced respectable results for the period.

* The second quarter belonged to smaller firms. The S&P MidCap 400, a proxy for midsize stocks and Capital Appreciation's benchmark, gained 14.15% in the second quarter alone. The S&P 500, representative of the broader market, was up 7.05%.

* On the final day of the six-month period, the Federal Reserve Board raised short-term interest rates a quarter of a point to 5%. Higher interest rates are normally not good for stocks. In this instance, however, the market rallied as the Fed indicated that it had shed its bias toward higher rates.

VP CAPITAL APPRECIATION

* VP Capital Appreciation rode a rally in small- and mid-cap stocks to a double-digit gain that was twice that of its benchmark.

* The fund was in an enviable position over the period with its largest holdings turning in the best results. Its ten largest holdings accounted for more than 30% of assets, and six of its best contributors came from that list.

* Companies involved in specialized software, telecommunications and cable TV led the fund. On the minus side, the fund didn't get the boost it had hoped for from its complement of healthcare stocks. Investors are trying to anticipate how potential regulatory changes involving Medicare might affect the sector.

[left margin]
             VP CAPITAL APPRECIATION
       TOTAL RETURNS:          AS OF 6/30/99
          6 Months                 16.08%*
          1 Year                   12.58%
       INCEPTION DATE:            11/20/87
       NET ASSETS:              $454.6 million

* Not annualized.

Investment terms are defined in the Glossary on pages 17-18.


2    1-800-345-6488


Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------
[photo of James E. Stowers III]

James E. Stowers III, Chief Executive Officer of American Century

MARKET PERFORMANCE WAS BROADER

     Common stock investors will remember the first half of 1999 as a period when almost every stock category had its moment in the sun--small, midsize and large, growth and value alike. When we closed our six-month books on June 30, nearly every category had posted a double-digit return. The second quarter was especially good for small- and mid-cap stocks, which had been trailing their larger counterparts for some time.

THE FEDERAL RESERVE STEPS IN

     As you may recall, with unrest in global financial markets last fall, the Federal Reserve Board stepped in and stabilized the situation by lowering short-term interest rates. The strategy worked and we reached 1999 with smaller stocks rallying. Still, investors would not let go of the narrow list of large, multinational companies they had previously turned to in a quest for predictable earnings. As a result, the rally in smaller firms fizzled, and they returned to their familiar pattern of wide price swings and lower returns. That changed in the second quarter, however.

THE S&P 500 SLOWS

     In April, the attractive prices of smaller and midsize companies were beacons for investors concerned that valuations attached to the big growth companies might be on the edge of uncharted territory. At the same time, with the economy continuing to hum, the perception arose that perhaps the longest economic expansion in U.S. history might not be ending after all, but instead beginning a fresh growth cycle. Given that forecast, the stocks of economically sensitive companies, such as Dow Chemical and Caterpillar, shot up. The Dow Jones Industrial Average jumped 17.14% in the second quarter, trouncing the S&P 500's 7.05% increase.

     Meanwhile, the S&P MidCap 400, the midsize stock benchmark, gained 14.15% for the second three months, while the Russell 2000, a proxy for smaller companies, catapulted 15.55%. In the value universe, the S&P 500/BARRA Value Index, a popular measure of value stocks, was up 10.80%.

THE FEDERAL RESERVE STEPS BACK IN

     On the last day of the six-month period covered here, the Federal Reserve, citing firming foreign economies and continuing brisk business activity in the United States, raised short-term interest rates a quarter of a point to 5%. As it did so, in what both the bond and stock markets took as good news, the Fed said it had dropped its bias toward higher borrowing costs.

GOOD BUSINESSES, GOOD STOCKS

     How long a particular size, type or style of stock might be in favor is anyone's guess, and we at American Century spend little time worrying about it. Instead, our focus is always on helping shareholders build their capital over time. We do that by following disciplined investment strategies--regardless of market activity--that are centered on owning the best businesses available, no matter which sector of the economy they represent.

[right margin]

"...ATTRACTIVE PRICES OF SMALLER AND MIDSIZE COMPANIES WERE BEACONS FOR INVESTORS CONCERNED THAT VALUATIONS ATTACHED TO THE BIG GROWTH COMPANIES MIGHT BE ON THE EDGE OF UNCHARTED TERRITORY."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

S&P 500                             12.23%
S&P MIDCAP 400                       6.87%
RUSSELL 2000                         9.28%

Source: Lipper Inc.

These   indices   represent   the   performance   of   large-,    medium-,   and
small-capitalization stocks.

[mountain chart data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1999

             S&P 500      S&P MidCap 400      Russell 2000
12/31/98     $1.00           $1.00               $1.00
 1/31/99     $1.04           $0.96               $1.01
 2/28/99     $1.01           $0.91               $0.93
 3/31/99     $1.05           $0.94               $0.95
 4/30/99     $1.09           $1.01               $1.03
 5/31/99     $1.06           $1.01               $1.05
 6/30/99     $1.12           $1.07               $1.09

Value on 6/30/99
S&P 500        $1.12
S&P MidCap 400 $1.07
Russell 2000   $1.09


                                                   www.americancentury.com    3


VP Capital Appreciation--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1999

                          VP CAPITAL     S&P MIDCAP                S&P MIDCAP
                         APPRECIATION    400 INDEX    S&P 500   400/BARRA GROWTH
6 MONTHS(1) .............   16.08%         6.87%       12.23%        8.19%
1 YEAR ..................   12.58%        17.18%       22.75%        30.31%
AVERAGE ANNUAL RETURNS
3 YEARS .................    1.21%         22.48%      29.00%        26.84%
5 YEARS .................    7.95%         22.28%      27.81%        24.83%
10 YEARS ................    8.78%         17.87%      18.73%         N/A
LIFE OF FUND(2) .........    9.28%         19.83%(3)   19.33%         N/A

(1) Returns for periods less than one year are not annualized.

(2) The fund's inception date was 11/20/87.

(3) Since 11/30/87, the date nearest the fund's inception for which data are available.

See pages 16-18 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain chart data below]

GROWTH OF $10,000 OVER 10 YEARS

Value on 6/30/99
S&P 500 Index          $55,667
S&P MidCap 400 Index   $51,759
VP Capital Apprecation $23,201

               VP Capital         S&P MidCap 400          S&P 500
              Appreciation             Index               Index
6/30/89         $10,000              $10,000              $10,000
6/30/90         $12,303              $11,543              $11,649
6/30/91         $12,644              $13,025              $12,510
6/30/92         $13,965              $15,441              $14,187
6/30/93         $16,188              $18,945              $16,121
6/30/94         $15,829              $18,935              $16,348
6/30/95         $20,111              $23,168              $20,611
6/30/96         $22,373              $28,169              $25,969
6/30/97         $20,384              $34,753              $34,983
6/30/98         $20,606              $44,170              $45,531
6/30/99         $23,201              $51,759              $55,667

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The S&P MidCap 400 Index and the S&P 500 Index are provided for comparison. VP Capital Appreciation's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart data below]
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING JUNE 30)

                 VP Capital          S&P MidCap
                Appreciation         400 Index
6/30/99            23.03%             15.43%
3/30/91             2.77%             12.84%
6/30/92            10.45%             18.55%
6/30/93            15.92%             22.69%
6/30/94            -2.22%             -0.06%
6/30/95            27.05%             22.35%
6/30/96            11.25%             21.58%
6/30/97            -8.89%             23.38%
6/30/98             1.09%             27.10%
6/30/99            12.58%             17.18%


4    1-800-345-6488


VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------
[photo of Harold Bradley and Linda Peterson]
     An interview with Harold Bradley and Linda Peterson, portfolio managers on the VP Capital Appreciation investment team.

HOW DID THE FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1999?

     VP Capital Appreciation turned in strong results. It gained 16.08%, more than twice the 6.87% increase posted by its benchmark, the Standard & Poor's MidCap 400 Index.

     VP Capital Appreciation's investment approach centers on owning companies in the middle of the capitalization range whose earnings and revenues are growing at an accelerating rate. Carrying large positions in successful companies is a hallmark of our earnings-based investment approach. VP Capital Appreciation's ten largest investments accounted for more than a third of the fund, and six of its best contributors were on the top ten list.

WHICH COMPANIES CONTRIBUTED TO PERFORMANCE?

     Gemstar International Group, our largest holding, contributed 120% over the period. This company makes VCR technology called Guide Plus. Its flagship product enables a consumer to record shows by punching in the show's numerical code found in TV listings. Every major VCR brand employs Gemstar's technology. More importantly, the company owns patents for on-screen-interactive program guides that will be a viewer's best friend in a digital world with more than 100 channels. We believe the program guide could well become a major source of advertising revenue for Gemstar.

     Immunex, a biotechnology company, gained more than 100% for the period. The company markets a new drug called Enbrel, for the treatment of rheumatoid arthritis, which is quickly gaining market share after being approved by the FDA last November. We sold the stock near the end of the period and redeployed the profits in other companies in the biotech sector we think can follow in Immunex's footsteps.

     Global TeleSystems, our second-largest holding, gained 45% for the period. This telecom company provides a broad range of services to businesses, other communications providers and consumers in Russia and Central Europe. Through subsidiaries and joint ventures abroad, the company owns the most extensive fiber optic network in Europe and transports voice, data and video traffic throughout the region.

[right margin]

"CARRYING LARGE POSITIONS IN SUCCESSFUL COMPANIES IS A HALLMARK OF OUR EARNINGS-BASED INVESTMENT APPROACH."

PORTFOLIO AT A GLANCE
                              6/30/99          12/31/98
NO. OF COMPANIES                84                84
MEDIAN P/E RATIO                30.2              29.3
MEDIAN MARKET                  $4.42             $3.37
CAPITALIZATION                BILLION           BILLION
PORTFOLIO TURNOVER            63%(1)            206%(2)

(1)       Six months ended 6/30/99.

(2)       Year ended 12/31/98.

Investment terms are defined in the Glossary on pages 17-18


                                                 www.americancentury.com    5


VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHICH STOCKS DID NOT LIVE UP TO YOUR EXPECTATIONS?

     The Metzler Group was a disappointment. A leading supplier of consulting services to energy and utility companies, Metzler built itself primarily through acquisitions. The stock fell victim to investor perceptions that proposed changes in accounting standards would impede future growth and acquisition strategies. While we reduced our position, we still hold Metzler in our portfolio. The company's internally generated growth exceeds 20% and its earnings and revenues continue to accelerate.

     We also didn't get the boost we'd hoped for from Bergen Brunswig, a distributor of drugs to healthcare providers and retailers. Brunswig and three other firms are vying for market share and the competition is putting pressure on prices. The firm also made an acquisition during the period that worried investors. We sold the stock.

     We also sold our stake in Network Associates, a supplier of network management and security software. The firm's earnings began slowing this year as companies postponed software upgrades to concentrate on Year 2000 compliance. We exited the stock quickly and early, avoiding the brunt of its decline.

WHAT MAJOR CHANGES DID YOU MAKE IN THE PORTFOLIO'S STRUCTURE?

     We added to our investments in telecommunications companies, including a new position in Sprint PCS, the telecom giant's wireless service. Sprint promises to be the industry leader in wireless communications. The company built the largest digital wireless network in the country, and subscribers and minutes of use are growing rapidly.

     We focused on the global cable TV industry, investing in companies involved in both infrastructure and program content. One firm worthy of mention is UnitedGlobalCom, an international cable company based in Denver. The company provides cable service (and with it Internet and telephone service) in Europe, Australia and Latin America. We think we're at the right place at the right time with

[left margin]

TOP TEN HOLDINGS
                        % OF FUND INVESTMENTS
                        AS OF            AS OF
                       6/30/99         12/31/98
GEMSTAR INTERNATIONAL
     GROUP LTD.         6.9%             2.9%
GLOBAL TELESYSTEMS
     GROUP, INC.        4.9%             3.1%
MONTANA POWER CO.       4.5%             1.8%
ASTEC INDUSTRIES, INC.  3.6%             2.7%
UNITEDGLOBALCOM CI A    3.6%              --
VERITY, INC.            2.6%              --
ALBERTA ENERGY CO.
     LTD. ORD           2.6%             1.5%
CITRIX SYSTEMS, INC.    2.3%              --
PREMIER PARKS INC.      2.2%             1.9%
SCHLUMBERGER LTD.       2.1%              --

TOP FIVE INDUSTRIES
                        % OF FUND INVESTMENTS
                        AS OF            AS OF
                      6/30/99          12/31/98
COMPUTER SOFTWARE
     & SERVICES         12.1%            8.1%
LEISURE                 11.4%            4.1%
ELECTRICAL & ELECTRONIC
     COMPONENTS          8.9%            5.8%
BROADCASTING & MEDIA     8.8%            9.1%
COMMUNICATIONS
     EQUIPMENT           6.5%            5.1%


6     1-800-345-6488


VP Capital Appreciation--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

this stock. The cable industry in those regions is a few years behind that of the United States, and we're confident that UnitedGlobalCom will follow the same path to profits as its U.S. counterparts did: providing value-added services for subscribers, such as digital cable.

     Energy also merited investments during the period. This resulted from the fact that crude oil prices reached a trough in the fourth quarter of 1998 and many suppliers shut down unprofitable wells. When demand subsequently began to rise, the supply of oil could not be increased quickly enough, thereby boosting the prices of energy-related shares.

     One other holding we're optimistic about is Premier Parks, the firm that runs the Six Flags theme parks. The company improved its margins thanks to cost-cutting efforts, and has struck a deal with Warner Brothers to use WB's cartoon characters at its parks.

     During the period, we cut in half our exposure in healthcare stocks. Good growth stories in healthcare, particularly involving mid-cap companies, are in short supply. Uncertainty about earnings in the sector, some of it stemming from regulatory changes involving Medicare, make this an undesirable sector. Late last year, a new nursing home payment plan was established that restricts
Medicare reimbursements, and a current proposal would introduce a Medicare prescription drug benefit, another potential pressure on earnings.

WHAT IS YOUR OUTLOOK FOR VP CAPITAL APPRECIATION?

     The bulk of VP Capital Appreciation's gain over the last six months came in the second quarter--the fund gained roughly 10% from April through June. This is a sign that growth investors are finding it harder to overlook the tremendously attractive prices in the mid-cap space. We hope that sentiment will continue. In any event, one thing we can control is the type of companies we want your fund invested in: growing, successful companies with good products and services and farsighted management.

[right margin]

"...THE FUND GAINED ROUGHLY 10% FROM APRIL TO JUNE. THIS IS A SIGN THAT INVESTORS ARE FINDING IT HARDER TO OVERLOOK THE TREMENDOUSLY ATTRACTIVE PRICES IN THE MID-CAP SPACE."

[pie charts data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF JUNE 30, 1999
Temporary Cash Investments  1.6%
Common Stocks              98.4%

AS OF DECEMBER 31, 1998
Temporary Cash Investments  1.2%
Common Stocks              98.8%


                                                  www.americancentury.com    7


VP Capital Appreciation--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of reporting period.

JUNE 30, 1999 (UNAUDITED)
Shares                                                          Value
--------------------------------------------------------------------------------
COMMON
STOCKS--98.4%

AIRLINES--0.4%
      61,100   Northwest Airlines Corp. Cl A(1)       $       1,981,931
                                                  ----------------------------
BANKING--3.1%
      12,800   Dexia France ORD                               1,711,865
      32,000   Hudson United Bancorp                            980,000
      31,700   Huntington Bancshares Inc.                     1,109,500
      41,685   Old Kent Financial Corp.                       1,745,559
     140,100   Toronto-Dominion Bank (The) ORD                6,347,865
      27,700   Zions Bancorporation                           1,762,413
                                                   ----------------------------
                                                             13,657,202
                                                   ----------------------------
BIOTECHNOLOGY--2.5%
      232,900   Biomatrix, Inc.(1)                            5,036,462
      133,400   Centocor, Inc.(1)                             6,223,944
                                                   ----------------------------
                                                             11,260,406
                                                   ----------------------------
BROADCASTING & MEDIA--8.8%
       132,000   Adelphia Communications
                             Corp. Cl A(1)                    8,460,375
        46,000   Comcast Corp. Cl A                           1,768,125
        69,800   Comcast Corp. Special Cl A                   2,504,075
        32,200   Cox Communications, Inc. Cl A(1)             1,185,361
       135,000   Salon.com Inc.(1)                            1,286,719
       237,300   UnitedGlobalCom Cl A(1)                     16,054,828
       205,400   USA Networks Inc.(1)                         8,235,256
                                                    ---------------------------
                                                             39,494,739
                                                    ---------------------------
BUSINESS SERVICES & SUPPLIES--0.8%
       122,500   Metzler Group, Inc. (The)(1)                 3,380,234
                                                    ---------------------------
CHEMICALS & RESINS--2.4%
        64,500 Hercules Inc.                                  2,535,656
        69,500   Lubrizol Corp.                               1,893,875
        56,100   Rohm and Haas Co.                            2,405,288
        79,000   Union Carbide Corp.                          3,851,250
                                                     --------------------------
                                                              10,686,069
                                                     --------------------------

COMMUNICATIONS EQUIPMENT--6.5%
        180,200   ADC Telecommunications, Inc.(1)              8,204,731
        163,000   ANTEC Corp.(1)                               5,210,906
         46,800   Aware, Inc.(1)                               2,152,800
          6,800   Copper Mountain Networks, Inc.(1)              524,450
         54,500   General Instrument Corp.(1)                  2,316,250
         13,300   Juniper Networks, Inc.(1)                    1,983,778
         61,400   QUALCOMM Inc.(1)                             8,812,819
                                                       -------------------------
                                                              29,205,734
                                                       -------------------------

Shares                                                         Value
-------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--12.1%
          59,300   Adobe Systems Inc.         $                4,871,866
         178,483   Citrix Systems, Inc.(1)                    10,056,402
          90,000   Concord EFS, Inc.(1)                        3,810,937
          71,600   Intuit Inc.(1)                              6,457,425
         239,800   Novell, Inc.(1)                             6,354,700
          73,000   PeopleSoft, Inc.                            1,261,531
          65,500   SAP AG ADR                                  2,267,937
          59,000   Security Dynamics
                      Technologies, Inc.(1)                    1,246,375
         212,400   Verity, Inc.(1)                            11,502,788
         121,900   WorldGate Communications, Inc.(1)           6,243,566
                                                        ------------------------
                                                              54,073,527
                                                        ------------------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--2.6%
         478,640   CRH plc ORD                                 8,461,227
          57,300   Martin Marietta Materials, Inc.             3,380,700
                                                        ------------------------
                                                              11,841,927
                                                        ------------------------
CONTROL & MEASUREMENT--2.0%
         167,000   Millipore Corp.                             6,773,938
          44,400   Waters Corp.(1)                             2,358,750
                                                        ------------------------
                                                               9,132,688
                                                        ------------------------
ELECTRICAL & ELECTRONIC
COMPONENTS--8.9%
         117,800   Altera Corp.(1)                             4,332,831
         160,900   Analog Devices, Inc.(1)                     8,075,169
          24,200   KLA-Tencor Corporation(1)                   1,569,219
         152,600   National Semiconductor Corp.(1)             3,862,688
          17,400   Novellus Systems, Inc.(1)                   1,187,006
          69,000   PMC-Sierra, Inc.(1)                         4,068,844
         346,375   Vishay Intertechnology, Inc.(1)             7,273,875
          60,100   Vitesse Semiconductor Corp.(1)              4,066,141
          92,700   Xilinx, Inc.(1)                             5,309,972
                                                         -----------------------
                                                              39,745,745
                                                         -----------------------
ENERGY (PRODUCTION & MARKETING)--3.5%
         358,100   Alberta Energy Co. Ltd. ORD                11,497,509
          98,300   Burlington Resources Inc.                   4,251,475
                                                         -----------------------
                                                              15,748,984
                                                         -----------------------
ENERGY (SERVICES)--3.4%
         184,800   Ballard Power Systems Inc.(1)               5,902,050
         146,400   Schlumberger Ltd.                           9,323,850
                                                         -----------------------
                                                              15,225,900
                                                         -----------------------
FINANCIAL SERVICES--3.2%
          54,400   Comdisco, Inc.                              1,394,000
           1,442   Julius Baer Holding AG ORD                  4,108,473

                                              See Notes to Financial Statements


8    1-800-345-6488


VP Capital Appreciation--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                          Value
--------------------------------------------------------------------------------
          203,900   MBNA Corp.                           $     6,244,438
           96,600   TD Waterhouse Group, Inc.(1)               2,421,038
                                                          ----------------------
                                                              14,167,949
                                                          ----------------------
FOOD & BEVERAGE--0.1%
           53,500   Ravenswood Winery, Inc.(1)                   563,422
                                                          ----------------------
HEALTHCARE--1.5%
           90,000   Bausch & Lomb Inc. Cl A                    6,885,000
                                                          ----------------------
LEISURE--11.4%
          145,100   Callaway Golf Co.                          2,122,087
          469,200   Gemstar International Group Ltd.(1)       30,644,625
           65,400   Harley-Davidson, Inc.                      3,556,125
          262,500   Premier Parks Inc.(1)                      9,646,875
          135,800   TV Guide, Inc. Cl A(1)                     4,960,944
                                                          ----------------------
                                                              50,930,656
                                                          ----------------------
MACHINERY & EQUIPMENT--4.5%
           392,000   Astec Industries, Inc.(1)                16,121,000
            40,900   Cooper Industries, Inc.                   2,126,800
            65,000   Kennametal Inc.                           2,015,000
                                                          ----------------------
                                                              20,262,800
                                                          ----------------------
METALS & MINING--1.5%
           200,550   Stillwater Mining Co.(1)                  6,555,478
                                                          ----------------------
OFFICE EQUIPMENT & SUPPLIES--0.7%
            48,900   Avery Dennison Corp.                      2,952,337
                                                          ----------------------
PHARMACEUTICALS--1.3%
           128,200   Forest Laboratories, Inc.(1)              5,929,250
                                                          ----------------------
RAILROAD--0.6%
            42,400   Union Pacific Corp.                       2,472,450
                                                          ----------------------
RETAIL (APPAREL)--1.6%
           107,200   Abercrombie & Fitch Co. Cl A (1)          5,145,600

            38,010   Intimate Brands, Inc.                     1,800,724
                                                          ----------------------
                                                               6,946,324
                                                          ---------------------

RETAIL (GENERAL MERCHANDISE)--0.6%

           103,100   Family Dollar Stores, Inc.                 2,474,400
                                                          ----------------------
RETAIL (SPECIALTY)-1.5%
           131,600   Hasbro, Inc.                               3,676,575
            93,900   Ticketmaster Online-
                       CitySearch, Inc. Cl B(1)                 2,837,541
                                                          ----------------------
                                                                6,514,116
                                                          ----------------------

Shares                                                          Value
--------------------------------------------------------------------------------
TELEPHONE COMMUNICATIONS--5.2%
            270,600   Global TeleSystems Group, Inc.(1)   $    21,910,144
             63,400   Primus Telecommunications
                              Group, Inc.(1)                    1,420,556
                                                          ----------------------
                                                               23,330,700
                                                          ----------------------
UTILITIES--4.5%
            287,300   Montana Power Co.                        20,254,650
                                                          ----------------------
WIRELESS COMMUNICATIONS--3.2%
            150,600   Sprint PCS(1)                             8,603,025
            114,600   VoiceStream Wireless Corp.(1)             3,262,519
             82,600   Western Wireless Corp. Cl A(1)            2,232,781
                                                          ----------------------
                                                               14,098,325
                                                          ----------------------
TOTAL COMMON STOCKS                                           439,772,943
                                                          ----------------------
    (Cost $315,926,471)

TEMPORARY CASH INVESTMENTS--1.6%
    Repurchase Agreement, Morgan Stanley Group,
        Inc., (U.S. Treasury obligations), in a joint
       trading account at 4.72%, dated 6/30/99,
       due 7/1/99 (Delivery value $7,100,931)                   7,100,000
                                                          ----------------------
    (Cost $7,100,000)

TOTAL INVESTMENT SECURITIES--100.0%                          $446,872,943
                                                          ======================
   (Cost $323,026,471)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     Contracts              Settlement                                Unrealized
       to Sell                 Date                Value                 Gain
--------------------------------------------------------------------------------
3,183,215 CHF                 7/30/99            $2,053,964             $18,779
1,872,185 EURO                7/30/99             1,933,052              15,315
                                               ---------------------------------
                                                 $3,987,016             $34,094
                                                ================================

(Value on Settlement Date $4,021,110)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt CHF = Swiss Franc ORD = Foreign Ordinary Share
(1) Non-income producing.

See Notes to Financial Statements


                                                  www.americancentury.com    9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 1999 (UNAUDITED)

ASSETS
Investment securities, at value
(identified cost of $323,026,471) ............................    $ 446,872,943
Cash .........................................................        1,409,197
Receivable for investments sold ..............................        8,311,431
Receivable for forward foreign currency exchange contracts ...           34,094
Dividends and interest receivable ............................          172,921
                                                                  -------------
                                                                    456,800,586
                                                                  -------------
LIABILITIES
Payable for investments purchased ............................        1,790,439
Accrued management fees (Note 2) .............................          365,657
Payable for directors' fees and expenses .....................              737
                                                                  -------------
                                                                      2,156,833
                                                                  -------------
Net Assets ...................................................    $ 454,643,753
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...................................................      200,000,000
                                                                  =============
Outstanding ..................................................       43,421,858
                                                                  =============

Net Asset Value Per Share ....................................    $       10.47

NET ASSETS CONSIST
OF:
Capital (par value and paid-in surplus) ......................    $ 337,772,912
Net investment loss ..........................................         (850,212)
Accumulated net realized loss from investments and
   foreign currency transactions .............................       (6,149,700)
Net unrealized appreciation on investments
   and translation of assets and liabilities
   in foreign currencies (Note 3) ............................      123,870,753
                                                                  -------------
                                                                  $ 454,643,753
                                                                  =============

                                              See Notes to Financial Statements


10    1-800-345-6488


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT LOSS

Income:
Dividends (Net of foreign taxes withheld of $38,332) ..........    $  1,076,604
Interest ......................................................         256,766
                                                                   ------------
                                                                      1,333,370
                                                                   ------------
Expenses (Note 2):
Management fees ...............................................       2,196,524
Directors' fees and expenses ..................................           2,415
                                                                   ------------
                                                                      2,198,939
                                                                   ------------

Net investment loss ...........................................        (865,569)
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain on:
Investments ...................................................      34,329,758
Foreign currency transactions .................................         559,624
                                                                   ------------
                                                                     34,889,382
                                                                   ------------

Change in net unrealized appreciation on:
Investments ...................................................      31,611,604
Translation of assets and liabilities in foreign currencies ...          39,106
                                                                   ------------
                                                                     31,650,710
                                                                   ------------
Net realized and unrealized gain on investments and
   foreign currency ...........................................      66,540,092
                                                                   ------------

Net Increase in Net Assets Resulting from Operations ..........    $ 65,674,523
                                                                   ============

See Notes to Financial Statements


                                                  www.americancentury.com     11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1998

Increase (Decrease) in Net Assets                                   1999             1998

OPERATIONS
Net investment loss .......................................   $    (865,569)   $    (334,600)
Net realized gain (loss) on investments and
   foreign currency transactions ..........................      34,889,382      (41,109,709)
   Change in net unrealized appreciation on investments and
   translation of assets and liabilities
   in foreign currencies ..................................      31,650,710       29,971,452
                                                              -------------    -------------
Net increase (decrease) in net assets
   resulting from operations ..............................      65,674,523      (11,472,857)
                                                              -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investment transactions ........            --        (27,508,013)
                                                              -------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .................................      96,832,162       89,576,218
Proceeds from reinvestment of distributions ...............            --         27,508,013
Payments for shares redeemed ..............................    (156,564,002)    (223,100,347)
                                                              -------------    -------------
Net decrease in net assets from capital
   share transactions .....................................     (59,731,840)    (106,016,116)
                                                              -------------    -------------
Net increase (decrease) in net assets .....................       5,942,683     (144,996,986)

NET ASSETS
Beginning of period .......................................     448,701,070      593,698,056
                                                              -------------    -------------
End of period .............................................   $ 454,643,753    $ 448,701,070
                                                              =============    =============
Undistributed net investment income (loss) ................   $    (850,212)   $      15,357


TRANSACTIONS IN SHARES OF THE FUND
Sold ......................................................      10,108,146        9,910,966
Issued in reinvestment of distributions ...................            --          2,859,461
Redeemed ..................................................     (16,442,959)     (24,365,539)
                                                              -------------    -------------
Net decrease ..............................................      (6,334,813)     (11,595,112)
                                                              =============    =============

                                               See Notes to Financial Statements


12    1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. VP Capital Appreciation Fund (the fund) is one of the six funds issued by the corporation. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At December 31, 1998, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $40,132,653 (expiring in 2006) which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.


                                                   www.americancentury.com   13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

The annualized fee schedule for the fund is as follows:

     1.00% on the first $500 million
     0.95% on the next $500 million
     0.90% thereafter

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases  and  sales  of  investment   securities,   excluding   short-term
investments, totaled $274,883,463 and $344,473,278, respectively.

    As of June 30, 1999, accumulated net unrealized appreciation was $122,940,023, based on the aggregate cost of investments for federal income tax purposes of $323,932,920, which consisted of unrealized appreciation of $125,641,015 and unrealized depreciation of $2,700,992.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the six months ended June 30, 1999.

--------------------------------------------------------------------------------
5. FUND EVENTS

  The following name change became effective March 1, 1999.

       NEW NAME                         FORMER NAME
FUND:  VP Capital Appreciation Fund     American Century VP Capital Appreciation


14    1-800-345-6488


VP Capital Appreciation--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                             1999(1)         1998          1997            1996              1995          1994
PER-SHARE DATA
Net Asset Value, Beginning of Period ..$       9.02    $       9.68    $    10.24    $      12.06     $        9.21   $      9.32
                                       ------------    ------------    ----------    ------------     -------------   -----------

Income From Investment Operations
  Net Investment Income (Loss) ........       (0.02)          (0.01)        (0.05)(2)       (0.06)(2)         (0.02)         0.01
  Net Realized and Unrealized
    Gain (Loss) on Investment
    Transactions ......................        1.47           (0.17)        (0.30)          (0.40)             2.88         (0.12)
                                       ------------    ------------    ----------    ------------     -------------   -----------

  Total From Investment Operations ....        1.45           (0.18)        (0.35)          (0.46)             2.86         (0.11)
                                       ------------    ------------    ----------    ------------     -------------   -----------

Distributions
  From Net Investment Income ..........        --              --            --              --               (0.01)         --
  From Net Realized Gains on
  Investment Transactions .............        --             (0.48)        (0.21)          (1.36)             --            --
                                       ------------    ------------    ----------    ------------     -------------   -----------

  Total Distributions .................        --             (0.48)        (0.21)          (1.36)            (0.01)         --
                                       ------------    ------------    ----------    ------------     -------------   -----------

Net Asset Value, End of Period ........$      10.47    $       9.02    $     9.68    $      10.24     $       12.06   $      9.21
                                       ============    ============    ==========    ============     =============   ===========

  Total Return(3) .....................       16.08%          (2.16)%       (3.26)%         (4.32)%           31.10%        (1.17)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets ....................        1.00%(4)        1.00%         1.00%           1.00%             0.99%         1.00%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ........  (0.39)%(4)           (0.07)%       (0.53)%         (0.59)%           (0.23)%        0.11%
Portfolio Turnover Rate ...............          63%            206%          107%            182%              147%          115%
Net Assets, End of Period
  (in thousands) ......................$    454,644    $    448,701    $  593,698    $  1,313,865     $   1,461,124   $ 1,002,577

(1) Six months ended June 30, 1999 (unaudited).

(2) Computed using average shares  outstanding  throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                                www.americancentury.com     15


Background Information
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
 VP Capital Appreciation
     HAROLD BRADLEY
     LINDA PETERSON, CFA

INVESTMENT PHILOSOPHY AND POLICIES

    The philosophy behind American Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

    VP CAPITAL APPRECIATION seeks capital growth over time by investing in growth companies. Although the fund may purchase securities across all capitalization ranges, since mid-1996, VP Capital Appreciation has invested mainly in the securities of medium-sized firms with accelerating growth. Such a strategy results in volatility over the short term and offers the potential for long-term growth.

COMPARATIVE INDICES

    The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

    The S&P MIDCAP 400 is an index created by Standard & Poor's Corporation of the 400 leading companies not included in the S&P 500. It is considered to represent the performance of mid- capitalization stocks generally. The index was created in March 1994. Data presented for prior periods have been provided by S&P.

    The S&P MIDCAP 400/BARRA GROWTH is an index created by Standard & Poor's Corporation and BARRA. The index divides the S&P 400 into two mutually exclusive groups based on price/book ratios. The half of the S&P 400 with higher ratios falls into the growth index, while a value index tracks the performance of the other half. Similar growth and value indices are available for the S&P 500.

    The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.


16   1-800-345-6488

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE  CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


                                                  www.americancentury.com    17


Glossary
--------------------------------------------------------------------------------
                                                                     (continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


18    1-800-345-6488


Notes
--------------------------------------------------------------------------------

                                                  www.americancentury.com    19


Notes
--------------------------------------------------------------------------------


20    1-800-345-3533


[inside back cover]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
--------------------------------------------------------------------------------

RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS
Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS
Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS
Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH AND INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY
Small Cap Quantitative
Small Cap Value

RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY
Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Equity Income
   Conservative

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL
New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

RISK LEVEL - MODERATE

SPECIALTY
Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

www.americancentury.com

INVESTOR RELATIONS
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX:
816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-345-1833

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 41385                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


9908                               Funds Distributor, Inc.
SH-SAN-17188                      (c)1999 American Century Services Corporation

[front cover]

                                                                   JUNE 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

[graphic of stairs]


VP INTERNATIONAL


                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century



[inside front cover]

[left margin]

VARIABLE PORTFOLIOS

VP INTERNATIONAL
-------------------


Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III, seated, with James E. Stowers, Jr.

     The first half of 1999 was a rewarding period for international investors. In Europe, as in the United States, investors shied away from the high-priced growth stocks that led the market in recent years and directed their money into value-oriented and cyclical stocks. We also began to see signs of recovery in many parts of the world, and money began to flow back into those regions.

     Against this backdrop, VP International turned in strong results, helped by investments in telecommunications stocks in many countries outside of the United States. As a result, the fund nearly doubled the return of its benchmark.

     Also on the investment front, we continued to expand the American Century investment team, which has doubled over the past three years. Our portfolio teams have excellent depth with an array of experienced managers and analysts, and we remain committed to building and maintaining a talented management group.

     In the spirit of our ongoing Year 2000 readiness disclosures,* here's an update on our preparations for Y2K. Our senior-level Year 2000 Steering Committee, computer programmers, business partners and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors. Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

     In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Chairman of the Board and Founder

/s/James E. Stowers III
James E. Stowers III
Vice Chairman of the Board and Chief Executive Officer

*This letter includes a Year 2000 Readiness Disclosure.

[right margin]

Table of Contents

   Report Highlights ........................................................  2
   Market Perspective .......................................................  3

VP INTERNATIONAL
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Top Ten Holdings .........................................................  6
   Top Five Industries ......................................................  6
   Types of Investments .....................................................  7
   Investments by Country ...................................................  7
   Schedule of Investments ..................................................  8
   Financial Highlights ..................................................... 17

FINANCIAL STATEMENTS
   Statement of Assets and
     Liabilities ............................................................ 12
   Statement of Operations .................................................. 13
   Statements of Changes
     in Net Assets .......................................................... 14
   Notes to Financial
     Statements ............................................................. 15

OTHER INFORMATION
   Background Information
      Portfolio Managers .................................................... 18
      Investment Philosophy
        and Policies ........................................................ 18
      How Currency Returns Affect
        Fund Performance .................................................... 18
      Comparative Indices ................................................... 18
   Glossary ................................................................. 19


                                                  www.americancentury.com     1


Report Highlights

MARKET PERSPECTIVE

* The first half of 1999 saw a dramatic exodus of investment assets out of Europe. Money flowed into Japan and the re-emerging markets of Southeast Asia and Latin America.

* Europe's new currency, the euro, faltered when EMU economies showed signs of slowing. Europe's interest rates also declined, further undermining the euro, which had to compete with rising rates in the United States, where the economy continued to boom.

* Singapore and South Korea both strengthened, helped by lower interest rates, and Japan also demonstrated signs of recovery. In Latin America, Mexico surged, helped along by rising oil prices and the strong influence of the resilient U.S. economy. Brazilian financial markets also rebounded sharply after the government devalued the real and lowered interest rates.

VP INTERNATIONAL

* VP International posted a healthy 7.35% return, outperforming its benchmark, the Morgan Stanley Capital International EAFE Index, which gained 3.97%.

*  VP  International's  top  contributors  were  technology-related   companies,
   including telecommunications firms and cellular and communications equipment providers.

*  The fund's three worst performing sectors were banks,  pharmaceutical  firms,
   and  food  and   beverage   companies.   Problems  in  each  area  were  more
   stock-specific than the result of some general theme within the industry.

* During the period, the fund assumed a greater stake in Asian holdings, particularly Singapore, Hong Kong, and Japan.

[left margin]

        VP INTERNATIONAL

TOTAL RETURNS:    AS OF 6/30/99
  6 Months                7.35%*
  1 Year                  1.74%
INCEPTION DATE:          5/1/94
NET ASSETS:      $487.2 million

* Not annualized.

Investment terms are defined in the Glossary on pages 19 - 20.


2     1-800-345-6488


Market Perspective from Henrik Strabo

[photo of Henrik Strabo]

Henrik Strabo, Chief Investment Officer of international investments at American Century

ASSETS EXIT EUROPE

     The most significant dynamic affecting international markets for the six months ended June 30, 1999, was the dramatic exodus of investment assets out of Europe and into Japan and the re-emerging markets of Southeast Asia and Latin America. Perhaps the most important cause of this rapid migration was the less-than-successful launch of the euro, the new currency of the European Monetary Union (EMU). Introduced in January, the euro faltered when EMU economies showed signs of slowing. Germany, which accounts for one-third of EMU output, is currently growing at less than 2% annually, and, with the exception of Italy, is the Union's least impressive growth story. European interest rates also declined, further undermining the euro, which had to compete with rising rates in the United States, where the economic boom continued virtually unabated. Finally, concerns about rising global inflation led to a flight from growth stocks to economically sensitive cyclical and commodity stocks--and to the recovering markets of emerging Asia and Latin America.

REGIONS ON THE MEND

     Inflation concerns and the subsequent shift from growth stocks were largely driven by the turnaround in Asia and Latin America. As these economies bottomed out, investors feared that their revival would stimulate increased global demand for commodities and infrastructure--resulting in higher prices. The initial beneficiaries of economic rebounds are usually the commodity producers and heavy industrials, traditional value stocks.

     In Asia, South Korea and Singapore both strengthened, helped by lower interest rates. South Korean businesses rebounded via export-led growth, a lower overall cost structure and a reduction of heavy debt burdens. In the more developed economy of Singapore, which did not suffer from many of the financial excesses of its neighbors, export growth, namely in electronics, was robust.

     Even Japan, after years of economic stagnation, was on the mend. Foreigners recognized the Japanese recovery early in the year. Foreign purchases of Japanese shares hit record volumes during the first calendar quarter of 1999.

     In Latin America, Mexico surged, helped along by rising oil prices, lower interest rates, and the strong influence of the resilient U.S. economy. Brazilian financial markets also rebounded sharply after the government devalued the real. Brazil drastically reduced interest rates, and stepped back from the brink of financial collapse to an equilibrium that the equity markets are rewarding.

A HEALTHY GLOBAL ECONOMY

     The resurgent global economy gives investors many more opportunities from which to choose. Temporary setbacks aside, many constructive trends are in place, especially in Europe, where corporate restructurings continue at a phenomenal pace. In the long run, the euro should act as a catalyst for Europe's burgeoning American-style equity culture and encourage the growth of the Continent's capital markets.

[right margin]

"THE RESURGENT GLOBAL ECONOMY GIVES INVESTORS MANY MORE OPPORTUNITIES FROM WHICH TO CHOOSE."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

MSCI EUROPE                -2.41%

MSCI FAR EAST              22.79%

S&P 500                    12.23%

Source: Lipper Inc.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1999

[chart data shown below]
               S&P 500      MSCI Europe              MSCI Far East
                Index          Index                     Index
12/31/98        1.00            1.00                     1.00
1/31/99         1.04            0.99                     1.00
2/28/99         1.01            0.97                     0.98
3/31/99         1.05            0.98                     1.12
4/30/99         1.09            1.01                     1.19
5/31/99         1.06            0.96                     1.12
6/30/99         1.12            0.98                     1.23

Value on 6/30/99

S&P 500 Index $1.12 MSCI Europe Index $0.98 MSCI Far East Index $1.23


                                                  www.americancentury.com     3


VP International--Performance

TOTAL RETURNS AS OF JUNE 30, 1999

                                   VP        MSCI EAFE(reg.tm) S&P 500
                             INTERNATIONAL       INDEX
6 MONTHS(1)                       7.35%          3.97%         12.23%
1 YEAR                            1.74%          7.62%         22.75%

AVERAGE ANNUAL RETURNS

3 YEARS                          17.23%          8.81%         29.00%
5 YEARS                          13.53%          8.21%         27.81%
LIFE OF FUND(2)                  12.59%          8.10%         26.54%

(1) Returns for periods less than one year are not annualized.

(2) The fund's inception date was 5/1/94.

See pages 18 -19 for information about the indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

GROWTH OF $10,000 OVER LIFE OF FUND

[chart data shown below]

$10,000 investment made 5/1/94

                VP Intn'l      MSCI EAFE   S&P 500
 5/01/1994      $10,000        $10,000     $10,000
 6/30/1994        9,780         10,083       9,915
 9/30/1994       10,100         10,093      10,400
12/31/1994        9,500          9,990      10,398
 3/31/1995        9,299         10,176      11,411
 6/30/1995        9,880         10,250      12,500
 9/30/1995       10,360         10,678      13,494
12/31/1995       10,660         11,110      14,306
 3/31/1996       10,920         11,431      15,075
 6/30/1996       11,439         11,612      15,751
 9/30/1996       11,521         11,597      16,238
12/31/1996       12,197         11,781      17,591
 3/31/1997       12,841         11,596      18,062
 6/30/1997       14,491         13,101      21,218
 9/30/1997       15,020         13,010      22,805
12/31/1997       14,470         11,991      23,459
 3/31/1998       17,048         13,755      26,732
 6/30/1998       18,131         13,901      27,614
 9/30/1998       14,817         11,925      24,866
12/31/1998       17,184         14,389      30,163
 3/31/1999       17,454         14,589      31,668
 6/30/1999       18,445         14,960      33,704

Value on 6/30/99

S&P 500 $33,704
VP International $18,445
MSCI EAFE $14,960

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The MSCI EAFE(reg.tm) Index and the S&P 500 are provided for comparison. VP International's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING JUNE 30)

[chart data shown below]

                 VP International    MSCI EAFE Index
6/30/1994*             -2.20%              0.83%
6/30/1995               1.02%              1.66%
6/30/1996              15.77%             13.28%
6/30/1997              26.67%             12.84%
6/30/1998              25.12%              6.10%
6/30/1999               1.74%              7.62%

*From May 1, 1994 to June 30, 1994.


4     1-800-345-6488


VP International--Q&A

[photo of Mark Kopinski and Henrik Strabo]

     An interview with Mark Kopinski (left) and Henrik Strabo, portfolio managers on the VP International team.

HOW DID VP INTERNATIONAL PERFORM DURING THE FIRST HALF OF ITS FISCAL YEAR?

     VP International posted a healthy 7.35% return for the six months ended June 30, 1999. It outperformed its benchmark, the Morgan Stanley Capital International EAFE Index (EAFE), which gained 3.97%.

WHAT FACTORS INFLUENCED VP INTERNATIONAL'S PERFORMANCE DURING THE PERIOD?

     Perhaps the dominant factor was the reallocation of investment assets away from Europe and into Asia and Latin America. In addition, in both Europe and the United States, investors shifted away from the high-priced growth stocks that have been in favor for the last few years and put money in value-oriented stocks and cyclicals. This market rotation was particularly pronounced on the Continent. Although much of Europe showed excellent promise throughout most of last year, growth tapered off significantly in early 1999, forcing us to look elsewhere for successful companies.

     In Japan, large companies demonstrated some early signs of recovery during the first quarter of 1999. The restructuring bug seemed to bite many firms and there were flurries of announcements. We remained cautious, treating many of these announcements with a healthy dose of skepticism. We did find a few growth and restructuring strategies that were credible, but on the whole VP International entered the period underweighted in Japan relative to the EAFE index, and was unable to benefit fully from the economic progress in Japan. In Japan and elsewhere, we are conducting fundamental research on a company-by-company basis and will only add firms to the portfolio that we believe are positioned for significant future growth.

WHICH INDUSTRIES OR STOCKS CONTRIBUTED THE MOST TO RETURNS?

     Almost without exception, VP International's top contributors were technology-related companies, including telecommunications firms and cellular and communications equipment providers. Representing more than 16% of investments at the end of the period, telecommunications companies comprised VP International's largest sector weighting. As the major broadband carriers of electronic data, telecommunication companies have benefited enormously from increasing Internet and data traffic. In the United Kingdom, telecommunications giant Colt Telecom Group, one of the largest competitive local exchange network carriers in Europe, was among the fund's best-performing stocks. Colt transports data for many financial service firms and recently underwent an aggressive expansion that resulted in greatly increased market share. Six months ago, Colt was operating in six competitive local exchange networks in three European countries; it now operates in 13 networks in eight European countries.

[right margin]

"ALMOST WITHOUT EXCEPTION, VP INTERNATIONAL'S TOP CONTRIBUTORS WERE TECHNOLOGY-RELATED COMPANIES, INCLUDING TELECOMMUNICATIONS FIRMS AND CELLULAR AND COMMUNICATIONS EQUIPMENT PROVIDERS."

PORTFOLIO AT A GLANCE
                             6/30/99       12/31/98
NO. OF COMPANIES              154            146
MEDIAN MARKET                $10.8          $7.26
  CAPITALIZATION            BILLION        BILLION
PORTFOLIO TURNOVER           57%(1)         181%(2)

(1) Six months ended 6/30/99.
(2) Year ended 12/31/98.

Investment terms are defined in the Glossary on pages 19 - 20.


                                                  www.americancentury.com     5


VP International--Q&A
                                                                    (Continued)

     Mannesmann AG, VP International's largest holding, benefited from growth in the cellular telecommunications arena. Mannesmann is a German engineering firm that rebuilt itself into a telecommunications powerhouse, offering both cellular and data services. The company, known mostly for its cellular service network in Germany, continues to expand its pan-European reach, either through acquisition or by establishing strategic alliances. It has also aggressively grown its electronic commerce services and high-speed data communications business.

     A top holding outside of the technology sector was Hennes & Mauritz, a successful clothing retailer in Europe that is very similar to The Gap in the United States. Despite the fact that some believe its valuation is too expensive, the company has a phenomenal track record, continues to grow steadily and aggressively, and consistently beats earnings estimates. The holding has contributed significantly to returns and we have increased our position as earnings continued to rise.

WHICH SECTORS OR HOLDINGS WERE DISAPPOINTING?

     VP International's three worst performing sectors were banks, pharmaceutical firms, and food and beverage companies. Problems in these areas were generally more stock- or company-specific than the result of some general theme within the industry.

     At the beginning of the period, pharmaceutical companies represented just over 5% of investments. Novartis has been one of VP International's largest holdings for quite some time, but we cut our weighting as its earnings began to decelerate. Another significant foods/pharmaceutical holding, Nestle, also dampened returns due to sluggish growth in its main European markets.

     Disappointments within the banking and financial services sector included Julius Baer Holding, Axa, and Newcourt Credit Group, all of which were among the fund's best performing holdings in the previous period. While earnings growth is still on track, the shares of both Baer and Axa have underperformed because valuations became too expensive. Newcourt struggled for different reasons. Newcourt is a Toronto-based business lender that originates, manages and sells asset-based loans. The company was preparing to be acquired by CIT Group in a proposed $4 billion takeover. However, Newcourt's unexpectedly poor first-quarter earnings raised the possibility that the merger might not be completed, which took the stock down.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?

     In terms of geographical changes, we increased holdings in Asia -- particularly Singapore and Hong Kong, where earnings growth has accelerated and we believe the potential for further growth is strong. We also added to our Japanese holdings, which increased from 9% of investments at the beginning of the period to 17% at June 30. That greater stake reflected our interest primarily in two positions, Sony and Fujitsu, both of which demonstrated a firm commitment to restructuring their business. In our view, however, the Japanese economy continues to be propped up by government spending programs and remains fundamentally weak. Thus, as usual, any increase in our Japanese exposure will be company-specific

[left margin]

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                                AS OF       AS OF
                               6/30/99    12/31/98
MANNESMANN AG                    2.9%       2.2%
VIVENDI                          2.2%       2.3%
SONY CORP.                       1.7%       0.5%
TELEFONICA S.A.(1)               1.6%       1.2%
ABB LTD.                         1.5%        --
BRITISH TELECOMMUNICATIONS PLC   1.4%       1.0%
NOKIA CORP. CI A ADR             1.4%       1.6%
HENNES & MAURITZ AB CI B         1.4%       1.4%
KAO CORPORATION                  1.4%       1.2%
FUJITSU LTD.                     1.4%       0.8%

(1) Formerly known as Telefonica de Espana.

TOP FIVE INDUSTRIES

                              % OF FUND INVESTMENTS
                                AS OF       AS OF
                               6/30/99    12/31/98
TELEPHONE COMMUNICATIONS        14.0%      13.7%
BANKING                          8.3%       5.9%
DIVERSIFIED COMPANIES            6.8%       4.5%
ELECTRICAL & ELECTRONIC
  COMPONENTS                     6.7%       2.3%
FINANCIAL SERVICES               6.5%       9.6%


6     1-800-345-6488


VP International--Q&A
                                                                    (Continued)

opportunities. Elsewhere, we built a small position in Mexico. Mexico is a heavy petroleum exporter, and its economy has been helped along by the shift in oil prices and also by the resolution of problems within the country's banking infrastructure. We trimmed holdings a bit in Italy, Germany, Switzerland, and France.

     While our largest industry shift was in pharmaceuticals, we also shaved our stake in food and beverage companies as earnings tapered off in recent months, and in computer software firms, which have has also suffered a general slowdown ahead of the Year 2000. Telecommunications companies now represent VP International's largest sector weighting at 16.5% of investments. The fund also has significant positions in banks and financial services companies.

WHAT IS YOUR OUTLOOK FOR INTERNATIONAL INVESTING IN THE SECOND HALF OF THE YEAR?

     We are bullish about the long-term opportunities we're seeing in many foreign markets. We continue to find growth in Europe, and signs of recovery in Asia are encouraging. Since we believe we're in the very early stages of an Asian rebound, we're adding investments there very selectively. In Japan, we've seen glimpses of a turnaround, but we need more assurance that growth can be sustained. Japan must continue to move forward and show significant progress in restructuring in order not to impede recovery in the rest of Asia. In any event, we believe our bottom-up approach and earnings-growth focus will continue to lead us toward companies around the globe with good long-term potential.

[right margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF JUNE 30, 1999

[pie chart data shown below]

Common Stocks & Rights 95%
Temporary Cash Investments 4%
Preferred Stocks 1%

AS OF DECEMBER 31, 1998

[pie chart data shown below]

Common Stocks & Rights 92%
Temporary Cash Investments 7%
Preferred Stocks 1%

VP INTERNATIONAL'S INVESTMENTS BY COUNTRY

[chart data shown below]

                 6/30/99     12/31/98
Japan              17%          9%
United Kingdom     16%         18%
France             11%         13%
Netherlands         7%          8%
Germany             6%          9%
Switzerland         5%          8%
Canada              4%          3%
Italy               4%          6%
Other              30%         26%


                                                  www.americancentury.com     7


VP International--Schedule of Investments

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of reporting period.

JUNE 30, 1999 (UNAUDITED)

Shares                                                                Value
------------------------------------------------------------------------------
COMMON STOCKS -- 95.2%

AUSTRALIA -- 2.1%
    219,000  Australia & New Zealand Banking Group Ltd.         $    1,607,520
               (banking)
     87,000  Brambles Industries Limited                             2,287,913
               (diversified companies)
    275,000  Broken Hill Proprietary Co. Ltd.                        3,179,859
               (metals & mining)
    954,350  Cable & Wireless Optus Limited(1)                       2,169,218
               (telephone communications)
    159,000  Woodside Petroleum Limited                              1,074,756
               (energy -- production & marketing)               --------------
                                                                    10,319,266
                                                                --------------
BELGIUM -- 0.8%
     67,000  Fortis AG                                               2,102,069
               (insurance)
     42,700  UCB SA                                                  1,825,832
               (pharmaceuticals)                                --------------
                                                                     3,927,901
                                                                --------------
BRAZIL -- 0.5%
    103,000  Telesp Participacoes S.A. ADR                           2,356,125
               (telephone communications)                       --------------

CANADA -- 3.9%
    149,000  Bombardier Inc. Cl B                                    2,275,658
               (aerospace & defense)
     33,300  Canadian National Railway Company                       2,235,521
               (railroad)
     32,000  JDS Fitel Inc.(1)                                       2,682,596
               (communications equipment)
     56,000  Nortel Networks Corp.                                   4,861,500
               (communications equipment)
    156,000  Rogers Communications, Inc. Cl B(1)                     2,504,344
               (broadcasting & media)
     49,000  Seagram Co. Ltd. (The)                                  2,468,375
               (food & beverage)
     35,000  Teleglobe Inc.                                          1,034,652
               (telephone communications)
     27,000  Toronto-Dominion Bank (The)                             1,223,357
               (banking)                                        --------------
                                                                    19,286,003
                                                                --------------
DENMARK -- 0.4%
     44,000  Tele Danmark A/S                                        2,158,237
               (telephone communications)                       --------------

Shares                                                                Value
------------------------------------------------------------------------------
FINLAND -- 1.7%
     77,400  Nokia Corp. Cl A ADR                               $    7,086,938
               (communications equipment)
     60,819  Sonera Group Oyj                                        1,328,495
               (wireless communications)                        --------------
                                                                     8,415,433
                                                                --------------
FRANCE -- 11.4%
      8,000  Accor SA                                                2,007,122
               (leisure)
     10,431  Altran Technologies SA                                  2,751,381
               (business services & supplies)
     45,000  Axa                                                     5,485,068
               (insurance)
     25,437  Cap Gemini SA                                           3,994,254
               (computer software & services)
     24,000  Carrefour SA                                            3,523,797
               (retail -- general merchandise)
     24,000  Compagnie Francaise d'Etudes
                et de Construction Technip                           2,690,450
               (chemicals & resins)
     27,000  Elf Aquitaine SA                                        3,958,708
               (energy -- production & marketing)
     42,600  Equant NV New York Shares(1)                            4,009,725
               (telephone communications)
     14,000  Groupe Danone                                           3,606,225
               (food & beverage)
     25,000  Pinault-Printemps-Redoute SA                            4,286,256
               (retail -- general merchandise)
     10,919  Sidel SA                                                1,326,421
               (machinery & equipment)
     27,000  Societe Generale Cl A                                   4,754,344
               (banking)
     12,900  Societe Television Francaise 1                          3,003,882
               (broadcasting & media)
    131,545  Vivendi                                                10,646,462
               (diversified companies)                          --------------
                                                                    56,044,095
                                                                --------------
GERMANY -- 5.7%
      5,005  Allianz AG                                              1,393,653
               (insurance)
     30,698  DaimlerChrysler AG                                      2,669,545
               (automobiles & auto parts)
     52,500  DePfa Deutsche Pfandbriefbank AG                        4,760,217
               (banking)
     32,700  Douglas Holding AG                                      1,475,729
               (retail -- general merchandise)
     93,780  Mannesmann AG                                          14,078,441
               (industrial equipment & machinery)
     48,000  Siemens AG                                              3,708,765
               (diversified companies)                          --------------
                                                                    28,086,350
                                                                --------------

                                              See Notes to Financial Statements


8     1-800-345-6488


VP International--Schedule of Investments
                                                                    (Continued)

JUNE 30, 1999 (UNAUDITED)

Shares                                                                Value
------------------------------------------------------------------------------
HONG KONG -- 3.1%

    275,000  Cheung Kong (Holdings) Ltd.                        $    2,445,642
               (real estate)
  1,228,000  China Telecom (Hong Kong) Ltd.(1)                       3,410,803
               (wireless communications)
    385,000  Henderson Land Development Company Ltd.                 2,213,128
               (real estate)
     34,000  HSBC Holdings plc                                       1,240,156
               (banking)
    345,000  Swire Pacific Ltd. Cl A                                 1,707,503
               (diversified companies)
     33,000  Tommy Hilfiger Corp.(1)                                 2,425,500
               (textiles & apparel)
    586,485  Wharf (Holdings) Ltd.                                   1,829,293
               (diversified companies)                          --------------
                                                                    15,272,025
                                                                --------------
INDONESIA -- 0.3%
  2,839,320  PT Telekomunikasi Indonesia                             1,657,997
               (telephone communications)                       --------------

IRELAND -- 0.9%
    137,000  Bank of Ireland                                         2,301,987
               (banking)
    104,000  CRH plc                                                 1,838,475
               (construction & property development)            --------------
                                                                     4,140,462
                                                                --------------
ITALY -- 3.9%
     86,100  Assicurazioni Generali                                  2,980,761
               (insurance)
    272,445  Banca Intesa S.p.A.                                     1,308,126
               (financial services)
    183,000  Mediaset SpA                                            1,625,336
               (broadcasting & media)
    397,000  Mediolanum SpA                                          3,047,415
               (insurance)
    235,600  Mondadori (Arnoldo) Editore SpA                         4,078,208
               (printing & publishing)
  1,031,859  Seat Pagine Gialle SpA                                  1,408,708
               (printing & publishing)
    449,800  Telecom Italia SpA(1)                                   4,671,590
               (telephone communications)                       --------------
                                                                    19,120,144
                                                                --------------
JAPAN -- 17.0%
    105,000  Eisai Company, Ltd.                                     2,068,175
               (pharmaceuticals)
    529,000  Fuji Heavy Industries Ltd.                              4,080,489
               (automobiles & auto parts)
    334,000  Fujitsu Ltd.                                            6,716,687
               (electrical & electronic components)
        132  Japan Telecom Co. Ltd.                                  1,875,046
               (telephone communications)
    243,000  Kao Corporation                                         6,823,306
               (consumer products)
     26,000  KDD Corp.                                               1,865,962
               (telephone communications)
    227,000  Kirin Brewery Company, Ltd.                             2,718,338
               (food & beverage)

Shares                                                                Value
------------------------------------------------------------------------------
    550,000  Mitsukoshi, Ltd.(1)                                $    2,389,231
               (retail -- general merchandise)
     22,000  Murata Manufacturing Co., Ltd.                          1,446,257
               (electrical & electronic components)
        530  Nippon Telegraph & Telephone                            6,171,698
               (telephone communications)
    168,000  Nomura Securities Co., Ltd.                             1,966,024
               (financial services)
        180  NTT Data Corp.                                          1,430,070
               (business services & supplies)
         70  NTT Mobile Communications Network, Inc.                   948,094
               (wireless communications)
        280  NTT Mobile Communications Network, Inc.(1)              3,746,129
               (wireless communications)
    143,000  Ricoh Company, Ltd.                                     1,967,527
               (office equipment & supplies)
      5,200  Ryohin Keikaku Co. Limited                              1,307,676
               (retail -- general merchandise)
    346,000  Shiseido Co., Ltd.                                      5,183,499
               (consumer products)
      3,500  Shohkoh Fund & Co., Ltd.                                2,508,981
               (financial services)
      6,000  Softbank Corp.                                          1,214,519
              (diversified companies)
     79,000  Sony Corp.                                              8,514,267
               (electrical & electronic components)
    244,000  Sumitomo Bank, Ltd. (The)                               3,024,685
               (banking)
     79,000  Takeda Chemical Inds.                                   3,660,156
               (pharmaceuticals)
     92,000  Tokyo Electron Ltd.                                     6,237,932
               (electrical & electronic components)
     77,000  Toppan Forms Co., Ltd.                                  1,462,609
               (printing & publishing)
    128,000  Toyota Motor Corp.                                      4,048,726
               (automobiles & auto parts)                       --------------
                                                                    83,376,083
                                                                --------------
MEXICO -- 2.4%
    260,000  Cemex SA de CV Cl B                                     1,290,192
               (building & home improvements)
  3,700,000  Grupo Financiero Bancomer, S.A. de C.V. Cl O            1,336,734
               (financial services)
     87,000  Grupo Televisa S.A. GDR(1)                              3,898,688
               (broadcasting & media)
     63,000  Telefonos de Mexico, S.A. Cl L ADR                      5,091,188
               (telephone communications)                       --------------
                                                                    11,616,802
                                                                --------------
NETHERLANDS -- 6.9%
     42,500  ASR Verzekeringsgroep N.V.                              2,800,363
               (insurance)
     41,000  Getronics N.V.                                          1,575,714
               (computer software & services)
     37,000  Gucci Group N.V. New York Shares                        2,590,000
               (retail -- apparel)
     59,000  Heineken NV                                             3,018,256
               (food & beverage)

See Notes to Financial Statements


                                                  www.americancentury.com     9


VP International--Schedule of Investments
                                                                    (Continued)

JUNE 30, 1999 (UNAUDITED)

Shares                                                                Value
------------------------------------------------------------------------------
     90,196  ING Groep N.V.                                     $    4,879,006
               (financial services)
     80,580  Koninklijke Ahold NV                                    2,773,055
               (retail -- food & drug)
     47,520  Phillips Electronics N.V. New York Shares               4,793,580
               (electrical & electronic components)
     31,250  Unilever N.V. New York Shares                           2,179,688
               (diversified companies)
     43,000  United Pan-Europe Communications NV                     2,330,446
               (broadcasting & media)
     82,700  VNU N.V.                                                3,301,885
               (printing & publishing)
     96,672  Wolters Kluwer NV                                       3,844,791
               (printing & publishing)                          --------------
                                                                    34,086,784
                                                                --------------
PHILIPPINES -- 0.4%
    814,200  San Miguel Corporation Cl B                             1,776,047
               (food & beverage)                                --------------

SINGAPORE -- 2.6%
    349,000  City Developments Limited                               2,234,420
               (real estate)
    583,000  DBS Land Limited                                        1,164,288
               (real estate)
     99,000  Development Bank of Singapore Ltd.                      1,209,515
               (banking)
    183,410  Singapore Press Holdings Ltd.                           3,124,164
               (printing & publishing)
  2,271,000  Singapore Technologies Engineering Ltd.                 2,574,467
               (business services & supplies)
    217,900  United Overseas Bank Ltd.                               1,523,060
               (banking)
    123,000  Venture Manufacturing (Singapore) Ltd.                    946,432
               (electrical & electronic components)             --------------
                                                                    12,776,346
                                                                --------------
SOUTH KOREA -- 2.3%
     55,000  Korea Electric Power Corp.                              2,285,529
               (utilities)
     52,740  Korea Telecom Corporation                               3,499,293
               (telephone communications)
     57,000  Samsung Corporation(1)                                  1,339,438
               (electrical & electronic components)
     28,750  Samsung Electronics                                     3,154,428
               (electrical & electronic components)
     53,100  Shinhan Bank GDR(1)                                     1,184,130
               (banking)
      1,905  SK Telecom Co. Ltd. ADR                                    32,385
               (wireless communications)                        --------------
                                                                    11,495,203
                                                                --------------
SPAIN -- 2.3%
    138,000  Argentaria SA                                           3,140,940
               (banking)
    165,566  Telefonica S.A.(1)                                      7,968,302
               (telephone communications)                       --------------
                                                                    11,109,242
                                                                --------------

Shares                                                                Value
------------------------------------------------------------------------------
SWEDEN -- 3.0%
    185,000  Europolitan Holdings AB                            $    1,830,443
               (wireless communications)
    276,000  Hennes & Mauritz AB Cl B                                6,827,056
               (retail -- apparel)
    336,400  Skandia Forsakrings AB                                  6,300,256
               (financial services)                             --------------
                                                                    14,957,755
                                                                --------------
SWITZERLAND -- 5.4%
     77,808  ABB Ltd.                                                7,331,172
               (diversified companies)
      9,700  Credit Suisse Group                                     1,678,168
               (financial services)
      1,040  Holderbank Financiere Glarus AG Cl B                    1,227,385
               (building & home improvements)
      1,492  Julius Baer Holding AG                                  4,250,931
               (financial services)
      2,000  Nestle S.A.                                             3,602,920
               (food & beverage)
      2,326  Novartis AG                                             3,395,839
               (pharmaceuticals)
      4,745  Swisscom AG                                             1,785,269
               (telephone communications)
     11,000  UBS AG                                                  3,282,632
               (banking)                                        --------------
                                                                    26,554,316
                                                                --------------
UNITED KINGDOM -- 16.2%
    525,000  Amvescap Plc                                            4,671,414
               (financial services)
     69,000  AstraZeneca Group plc                                   2,669,001
               (pharmaceuticals)
    102,700  Barclays PLC                                            2,988,321
               (banking)
    335,500  BBA Group plc                                           2,570,123
               (diversified companies)
    423,378  British Telecommunications plc                          7,093,926
               (telephone communications)
    284,000  Cable & Wireless Communications plc(1)                  2,730,696
               (telephone communications)
    171,000  Capita Group Plc                                        1,769,522
               (business services & supplies)
    207,662  COLT Telecom Group plc(1)                               4,356,725
               (telephone communications)
    122,000  Diageo plc                                              1,274,004
               (food & beverage)
    126,595  Dixons Group plc                                        2,364,613
               (retail -- specialty)
     91,378  Energis plc(1)                                          2,179,243
               (telephone communications)
     75,000  Glaxo Wellcome plc                                      2,084,197
               (pharmaceuticals)
    177,200  Imperial Tobacco Group plc                              1,932,836
               (tobacco)
    758,000  Invensys plc                                            3,587,379
               (industrial)
    156,900  Lloyds TSB Group plc                                    2,126,897
               (financial services)

                                              See Notes to Financial Statements


10     1-800-345-2021


VP International--Schedule of Investments
                                                                    (Continued)

JUNE 30, 1999 (UNAUDITED)

Shares                                                                Value
------------------------------------------------------------------------------
    155,885  Logica plc                                         $    1,633,996
               (computer software & services)
    123,000  National Westminster Bank PLC                           2,607,669
               (banking)
    159,000  Next Plc                                                1,931,056
               (retail -- general merchandise)
    129,200  Orange plc(1)                                           1,893,959
               (wireless communications)
    186,000  Pearson plc                                             3,779,122
               (printing & publishing)
     70,073  Provident Financial plc                                   973,639
               (financial services)
    365,000  Standard Chartered plc                                  5,960,432
               (banking)
    917,000  TeleWest Communications plc(1)                          4,112,223
               (broadcasting & media)
    292,000  Vodafone Group plc                                      5,753,312
               (wireless communications)
     18,500  Vodafone Group plc ADR                                  3,644,500
               (wireless communications)
    375,000  WPP Group plc                                           3,171,218
               (business services & supplies)                   --------------
                                                                    79,860,023
                                                                --------------
UNITED STATES -- 2.0%
     66,000  Amdocs Ltd.(1)                                          1,501,500
               (computer software & services)
     24,000  Comverse Technology, Inc.(1)                            1,810,500
               (communications equipment)
     59,100  Global TeleSystems Group, Inc.(1)                       4,785,253
               (telephone communications)
     25,000  Schlumberger Ltd.                                       1,592,188
               (energy -- services)                             --------------
                                                                     9,689,441
                                                                --------------
TOTAL COMMON STOCKS                                                468,082,080
   (Cost $366,629,632)                                          --------------

PREFERRED STOCKS -- 1.2%

BRAZIL -- 1.2%
 93,610,000  Centrais Electricas Brasileiras S.A. Cl B               1,890,202
               (utilities)
 87,500,000  Embratel Participacoes S.A.                             1,226,881
               (telephone communications)
 17,240,000  Petroleo Brasileiro S.A.                                2,662,059
               (energy -- production & marketing)               --------------

TOTAL PREFERRED STOCKS                                               5,779,142
   (Cost $6,375,052)                                            --------------

                                                                      Value
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 3.6%

    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint trading
       account at 4.72%, dated 6/30/99, due
       7/1/99 (Delivery value $17,902,347)                      $   17,900,000
    (Cost $17,900,000)                                          --------------

TOTAL INVESTMENT SECURITIES -- 100.0%                             $491,761,222
   (Cost $390,904,684)                                          ==============

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Contracts        Settlement                   Unrealized
      to Sell            Date          Value          Gain

    2,083,487  CHF     7/30/99    $  1,344,366     $  12,291
   15,305,707  EURO    7/30/99      15,803,311       125,209
    5,392,787  GBP     7/30/99       8,501,788        34,994
1,816,603,600  JPY     7/30/99      15,064,547         2,984
    6,232,120  SEK     7/30/99         735,337         5,912
                                  --------------------------
                                   $41,449,349      $181,390
                                  ==========================
(Value on Settlement Date $41,630,739)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt   GDR = Global Depositary Receipt
CHF = Swiss Franc                   JPY = Japanese Yen
GBP = British Pound                 SEK = Swedish Krona

(1)  Non-income producing.

See Notes to Financial Statements


                                                 www.americancentury.com     11


Statement of Assets and Liabilities

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 1999 (UNAUDITED)

ASSETS

Investment securities, at value
  (identified cost of $390,904,684)(Note 3) ....................  $ 491,761,222
Foreign currency holdings, at value
  (identified cost of $124,691) ................................        125,383
Cash ...........................................................      1,415,096
Receivable for forward foreign currency exchange contracts .....        181,390
Receivable for investments sold ................................      5,285,177
Dividends and interest receivable ..............................      1,373,487
                                                                  -------------
                                                                    500,141,755
                                                                  -------------
LIABILITIES

Payable for investments purchased ..............................     12,397,643
Accrued management fees (Note 2) ...............................        525,175
Payable for directors' fees and expenses .......................            778
                                                                  -------------
                                                                     12,923,596
                                                                  -------------
Net Assets .....................................................  $ 487,218,159
                                                                  =============
CAPITAL SHARES, $0.01 PAR VALUE

Authorized .....................................................    200,000,000
                                                                  =============
Outstanding ....................................................     59,558,774
                                                                  =============
Net Asset Value Per Share ......................................  $        8.18
                                                                  =============
NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ........................  $ 392,804,202
Undistributed net investment income ............................      1,450,596
Accumulated net realized loss on investments and foreign
  currency transactions ........................................     (8,045,387)
Net unrealized appreciation on investments and translation of
  assets and liabilities in foreign currencies (Note 3) ........    101,008,748
                                                                  -------------
                                                                  $ 487,218,159
                                                                  =============

                                              See Notes to Financial Statements


12     1-800-345-6488


Statement of Operations

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME

Income:

Dividends (net of foreign taxes withheld of $556,949) ...........  $  4,019,895
Interest ........................................................       349,910
                                                                   ------------
                                                                      4,369,805
                                                                   ------------
Expenses (Note 2):
Management fees .................................................     3,073,229
Directors' fees and expenses ....................................         2,640
                                                                   ------------
                                                                      3,075,869
                                                                   ------------
Net investment income ...........................................     1,293,936
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:

Investments .....................................................    20,352,394
Foreign currency transactions ...................................      (628,745)
                                                                   ------------
                                                                     19,723,649
                                                                   ------------
Change in net unrealized appreciation on:
Investments .....................................................    32,182,103
Translation of assets and liabilities in foreign currencies .....   (21,010,377)
                                                                   ------------
                                                                     11,171,726
                                                                   ------------
Net realized and unrealized gain on investments and foreign
  currency ......................................................    30,895,375
                                                                   ------------
Net Increase in Net Assets Resulting from Operations ............  $ 32,189,311
                                                                   ============

See Notes to Financial Statements


                                                 www.americancentury.com     13


Statements of Changes in Net Assets

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1998

Increase in Net Assets                                 1999             1998

OPERATIONS

Net investment income ........................   $   1,293,936    $     884,825
Net realized gain (loss) on investments
  and foreign currency transactions ..........      19,723,649      (26,673,060)
Change in net unrealized appreciation on
  investments and translation of assets
  and liabilities in foreign currencies ......      11,171,726       66,336,554
                                                 -------------    -------------
Net increase in net assets resulting
  from operations ............................      32,189,311       40,548,319
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ...................            --         (1,512,683)
From net realized gains from investment
  transactions ...............................            --        (12,713,908)
In excess of net realized gains ..............            --         (2,814,898)
                                                 -------------    -------------
Decrease in net assets from
  distributions ..............................            --        (17,041,489)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ....................     358,479,413      677,603,582
Proceeds from reinvestment of
  distributions ..............................            --         17,041,489
Payments for shares redeemed .................    (322,412,689)    (515,712,499)
                                                 -------------    -------------
Net increase in net assets from capital
  share transactions .........................      36,066,724      178,932,572
                                                 -------------    -------------

Net increase in net assets ...................      68,256,035      202,439,402

NET ASSETS

Beginning of period ..........................     418,962,124      216,522,722
                                                 -------------    -------------
End of period ................................   $ 487,218,159    $ 418,962,124
                                                 =============    =============

Undistributed net investment income ..........   $   1,450,596    $     156,660
                                                 =============    =============

TRANSACTIONS IN SHARES OF THE FUND

Sold .........................................      45,613,458       91,449,353
Issued in reinvestment of distributions ......            --          2,328,072
Redeemed .....................................     (41,013,724)     (70,474,226)
                                                 -------------    -------------
Net increase .................................       4,599,734       23,303,199
                                                 =============    =============

                                              See Notes to Financial Statements


14     1-800-345-6488


Notes to Financial Statements

JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. VP International Fund (the fund) is one of the six funds issued by the corporation. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales and may result in reclassification among certain capital accounts.

    At December 31, 1998, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $18,962,528 (expiring in 2006) which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.


                                                 www.americancentury.com     15


Notes to Financial Statements
                                                                    (Continued)

JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:

     1.50% on the first $250 million
     1.20% on the next $250 million
     1.10% thereafter

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases  and  sales  of  investment   securities,   excluding   short-term
investments, totaled $292,325,111 and $249,811,643, respectively.

    As of June 30, 1999, accumulated net unrealized appreciation on investments was $92,050,031, based on the aggregate cost of investments for federal income tax purposes of $399,711,191, which consisted of unrealized appreciation of $97,977,792 and unrealized depreciation of $5,927,761.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the six months ended June 30, 1999.

--------------------------------------------------------------------------------
5. FUND EVENTS

  The following name change became effective March 1, 1999:

           NEW NAME                           FORMER NAME

  FUND:    VP International Fund              American Century VP International


16     1-800-345-6488


VP International--Financial Highlights

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                1999(1)         1998            1997          1996          1995          1994(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period .......$      7.62     $      6.84     $      5.96   $      5.33   $     4.75   $      5.00
                                            -----------     -----------     -----------   -----------   ----------   -----------
Income From Investment Operations
  Net Investment Income (Loss) .............       0.02            0.02           (0.02)         0.02(3)      0.03(3)       --
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...............       0.54            1.24            1.11          0.74         0.55         (0.25)
                                            -----------     -----------     -----------   -----------   ----------   -----------
  Total From Investment Operations .........       0.56            1.26            1.09          0.76         0.58         (0.25)
                                            -----------     -----------     -----------   -----------   ----------   -----------
Distributions
  From Net Investment Income ...............       --             (0.04)          (0.06)        (0.03)        --            --
  In Excess of Net Investment Income .......       --              --             (0.01)        (0.07)        --            --
  From Net Realized Gains on Investment
    Transactions ...........................       --             (0.36)          (0.14)        (0.03)        --            --
  In Excess of Net Realized Gains ..........       --             (0.08)           --            --           --            --
                                            -----------     -----------     -----------   -----------   ----------   -----------
  Total Distributions ......................       --             (0.48)          (0.21)        (0.13)        --            --
                                            -----------     -----------     -----------   -----------   ----------   -----------
Net Asset Value, End of Period .............$      8.18     $      7.62     $      6.84   $      5.96   $     5.33   $      4.75
                                            ===========     ===========     ===========   ===========   ==========   ===========
  Total Return(4) ..........................       7.35%          18.76%          18.63%        14.41%       12.21%        (5.00)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average
Net Assets .................................       1.37%(5)        1.47%(6)        1.50%         1.50%        1.50%         1.50%(5)
Ratio of Net Investment Income (Loss) to
Average Net Assets .........................       0.57%(5)        0.25%(6)       (0.08)%        0.31%        0.70%   (0.11)%(5)
Portfolio Turnover Rate ....................         57%            181%            173%          154%         214%          157%
Net Assets, End of Period (in thousands) ...$   487,218     $   418,962     $   216,523   $   101,335   $   51,609   $    17,993

(1) Six months ended June 30, 1999 (unaudited).

(2) May 1, 1994 (inception) through December 31, 1994.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

(6) ACIM voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 1.48% and 0.24%, respectively, for the year ended December 31, 1998.

See Notes to Financial Statements


                                                 www.americancentury.com     17


Background Information

PORTFOLIO MANAGERS
VP International
     HENRIK STRABO
     MARK KOPINSKI

INVESTMENT PHILOSOPHY AND POLICIES

    The philosophy behind American Century's Variable Portfolios funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Finally, American Century Variable Portfolios funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

    VP INTERNATIONAL'S investment objective is capital growth. The fund invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. It favors companies based in developed markets. It will typically have significant share price fluctuations.

    International   investing   involves   special  risks  including   political
instability and economic risk.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

    For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

    Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. This tended to be the case in 1997, when the dollar increased in value against most major foreign currencies. (The weakened foreign currencies bought fewer dollars.) Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various currencies in order to purchase and sell foreign securities. Currency restrictions, exchange control regulations, currency devaluations and political developments may also affect net asset value.

COMPARATIVE INDICES

    The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

    THE S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

    MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices. The MSCI EUROPE measures stock performance in 14 European countries. The MSCI FAR EAST measures stock performance in Japan, Hong Kong, Malaysia and Singapore.


18     1-800-345-6488                                   www.americancentury.com


Glossary

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 17.

INVESTMENT TERMS

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION -- Market Capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE  CHIP  STOCKS -- stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


                                                 www.americancentury.com     19


Glossary
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


20     1-800-345-6488


[inside back cover]

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
--------------------------------------------------------------------------------

RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS
Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS
Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS
Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH AND INCOME
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY
Small Cap Quantitative
Small Cap Value

RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY
Strategic Allocation:           Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation:           Income & Growth
   Moderate                     Value
Strategic Allocation:           Equity Income
   Conservative

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE - GROWTH
--------------------------------------------------------------------------------

RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL
New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

RISK LEVEL - MODERATE

SPECIALTY
Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-345-1833

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419385                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9908                               Funds Distributor, Inc.
SH-SAN-17187                       (c)1999 American Century Services Corporation

[front cover]
                                                                   JUNE 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

    [graphic of stairs]

-----------------------
VP BALANCED

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

[left margin]

VARIABLE PORTFOLIOS
VP BALANCED
-------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended June 30, 1999, we witnessed a surprising turnaround in the U.S. economic outlook. When we last addressed you in the annual report for American Century VP Balanced, the Federal Reserve (the U.S. central bank) had recently cut short-term interest rates to bolster the U.S. economy and help stabilize markets worldwide.

     This came after economic and financial crises in Asia, Russia, and Latin America, and the near collapse of several hedge funds. The global economic outlook was still quite uncertain -- many financial observers predicted slow economic growth in the U.S. in 1999 and further interest rate cuts.

     Instead, global economic conditions rebounded more rapidly than expected. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had returned. Many investors who had shifted their holdings into U.S. Treasury securities moved back into stocks and higher-yielding bonds.

     Interest rates rose while the U.S. stock market soared -- the benchmark 30-year Treasury bond yield closed above 6% for the first time in a year and a half and the Dow Jones Industrial Average broke through 10,000 in the first quarter and continued to climb to record highs in the second quarter.

     In the spirit of our ongoing Year 2000 readiness disclosures,* here's an update on our preparations for Y2K. Our senior level Year 2000 Steering Committee, computer programmers, business partners, and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors. All of our computer systems have been modified, tested, and returned to production. We have an ongoing commitment to testing our systems with vendors, business partners, and within the industry through the rest of the year.

     In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

     Elsewhere on the corporate front, we continued to expand the American Century investment team, which has doubled over the past three years. We're committed to building and maintaining a talented management group.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board and
                                         Chief Executive Officer

[right margin]

            Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VP BALANCED
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Types of Investments ...................................................    6
   Top Ten Stock Holdings .................................................    7
   Top Five Stock Industries ..............................................    7
   Fixed-Income Portfolio .................................................    8
   Schedule of Investments ................................................    9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   15
   Statement of Operations ................................................   16
   Statements of Changes
      in Net Assets .......................................................   17
   Notes to Financial
      Statements ..........................................................   18
   Financial Highlights ...................................................   20
OTHER INFORMATION
   Background Information
      Investment Team
         Leaders ..........................................................   21
      Investment Philosophy
         and Policies .....................................................   21
      Comparative Indices .................................................   21
   Glossary ...............................................................   22

* This letter includes a Year 2000 Readiness Disclosure.


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* U.S. stock and bond markets diverged during the six months ended June 30, 1999. In general, stocks rallied while bonds declined.

* Three short-term interest rate cuts by the Federal Reserve (the Fed) in late 1998 helped bolster the U.S. economy and investor confidence, lending strength to stocks.

* The Fed's actions in 1998 worked almost too well. U.S. economic growth and corporate earnings rebounded, the stock market rallied, and by the end of June 1999, the central bank had to raise short-term rates slightly to stay ahead of inflationary pressures.

* Large-capitalization stock indices such as the Dow Jones Industrial Average and the S&P 500 continued to post higher returns than smaller-cap indices, but the performance gap between larger- and smaller-company stocks narrowed significantly. Even the beleaguered small-cap stock indices posted respectable returns.

* Value stocks generally outperformed growth stocks for the first six months of 1999, reversing another recent trend.

* Cyclical stocks staged a comeback as investors regained faith in the strength of the global economy. High-tech and pharmaceutical stocks fell somewhat out of favor.

* Strong U.S. economic growth and rising interest rates resulted in low returns for most bonds, especially Treasury securities.

* Corporate bonds and mortgage-backed securities benefited from demand from yield-oriented investors who sold Treasurys as economic conditions improved.

MANAGEMENT Q&A

* VP Balanced's return for the six months ended June 30 reflected the strength of the stock market and the relative weakness of bonds.

* The fund's equity portfolio didn't match the pace of the S&P 500, particularly in the first quarter.

*   VP  Balanced's   stock   portfolio  had  more  of  a   smaller-company   and
    value-oriented bias than the S&P 500, which is the primary reason first quarter returns trailed the index.

* The smaller-company and value-oriented bias helped VP Balanced beat the S&P 500 in the second quarter.

* We brought our industry positions in the stock portfolio more in line with the S&P 500. We're focusing more on stock selection within each industry.

*   The bond  portfolio  slightly  outperformed  its new  benchmark,  the Lehman
    Brothers Aggregate Bond Index. We switched to the new index because we believe it better represents the broader U.S. taxable bond market.

* The portfolio now holds fewer corporate bonds and more mortgage-backed securities than it did in 1998.

* We've invested a small portion of the corporate bond portfolio in securities rated BB, an area where we think we can add value and boost fund performance.

[left margin]

             VP BALANCED
TOTAL RETURNS:         AS OF 6/30/99
   6 Months                   4.12%*
   1 Year                      5.39%
INCEPTION DATE:               5/1/91
NET ASSETS:           $285.3 million

* Not annualized.

Investment terms are defined in the Glossary on pages 22-23.


2      1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

STOCKS AND BONDS DIVERGE

     During the six months ended June 30, 1999, a resilient U.S. economy, strong corporate earnings, and revitalized investor confidence spurred a U.S. stock market rebound while simultaneously pushing up interest rates and dampening domestic bond returns.

     This divergence in stock and bond performance is displayed dramatically in the returns for the S&P 500 and the Lehman Brothers Aggregate Bond Index (at right). The blended index shows how a 60% S&P 500/40% Lehman Aggregate combination would have performed.

RECALLING THE GLOOMY OUTLOOK

     It's fascinating how much financial conditions can change in just six months. At the end of 1998 and early in 1999, many investors were still feeling tentative in the aftermath of the startling developments in the second half of 1998. That's when equity markets plunged worldwide in response to global credit and financial crises, then began to recover after the Federal Reserve (the Fed--the U.S. central bank), cut short-term interest rates three times to ease the credit crisis and spur economic growth.

     Many investors pulled their money out of equities and foreign investments as the crises erupted and opted instead for the relative safety and liquidity of U.S. Treasury securities, causing Treasury yields to plummet and Treasury bond prices to soar.

THE TURNAROUND

     The U.S. economy demonstrated remarkable staying power during the winter of 1998-99, helping to ease the global financial crisis. U.S. economic growth and corporate earnings in the first quarter of 1999 were stronger than expected, and foreign economies showed signs of stabilization and recovery. As a result, by the end of the first quarter, the venerable Dow Jones Industrial Average had rocketed past 10,000. The three most popular U.S. equity indices -- the Dow Industrials, the S&P 500, and the Nasdaq Composite -- all posted record highs at the close of the first half of 1999.

     The renewed corporate and economic strength didn't go unnoticed by the Fed. Just days after the U.S. government reported in May that consumer prices experienced their biggest monthly gain in April in almost nine years, the Fed announced that it had shifted its interest rate bias toward higher rates. Then on June 30, the Fed pushed short-term interest rates a quarter of a percent higher. It appeared to be a precautionary move, intended to keep U.S. monetary policy one step ahead of inflationary pressures.

[right margin]

"A RESILIENT U.S. ECONOMY, STRONG CORPORATE EARNINGS, AND REVITALIZED INVESTOR CONFIDENCE SPURRED A U.S. STOCK MARKET REBOUND WHILE SIMULTANEOUSLY DAMPENING DOMESTIC BOND RETURNS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1999
   S&P 500                      12.23%
   BLENDED INDEX                 6.89%
   LEHMAN BROS. AGGREGATE
      BOND INDEX                -1.37%

Source: Lipper Inc.

[line graph - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                       Lehman Bros.
                      S&P 500      Aggregate Bond Index   Blended Index
12/31/1998             $1.00              $1.00              $1.00
1/31/1999              $1.04              $1.01              $1.03
2/28/1999              $1.01              $0.99              $1.00
3/31/1999              $1.05              $0.99              $1.03
4/30/1999              $1.09              $1.00              $1.05
5/31/1999              $1.06              $0.99              $1.03
6/30/1999              $1.12              $0.99              $1.07

Source: Lipper Inc.

These indices are defined on page 21.


                                                 www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)
STOCK RETURNS -- SIZE MATTERED LESS

     So far in 1999, U.S. stocks have performed reasonably well, regardless of size. For the six months, the S&P 500 returned 12.23%, the S&P MidCap 400 rose 6.87%, and the S&P SmallCap 600 gained 5.04%. That's in contrast with 1998, when the SmallCap index fell and the MidCap index trailed the large-cap S&P 500 by over 10 percentage points. In April 1999, investors appeared to begin viewing big-company stocks as too expensive, while mid- and small-company stocks looked undervalued.

     Similarly, value stocks (shares considered to be relatively inexpensive) gained ground at the expense of growth stocks (companies with above-average earnings growth). Growth stocks had been in favor during the previous three years, but that changed early in 1999. For the six months ended June 30, 1999, the S&P 500/BARRA Value Index returned 13.96%, outpacing the 10.98% return of the S&P 500/BARRA Growth Index. Most of the performance disparity was focused in April, when the S&P 500/BARRA Value Index was up 8.62%, compared with a -0.19% return for the S&P 500/BARRA Growth Index.

     Another big U.S. stock story was sector rotation. It became clearer by April that the global economy in general was regaining some strength, and cyclical stocks (whose prices and earnings tend to follow the ups and downs of the economy) made a comeback. To buy these cyclical stocks, investors sold previous favorites such as high-tech and pharmaceutical shares.

BOND PERFORMANCE -- INFLATION FEARS RETURNED

     U.S. bond returns were generally quite low for the six-month period as strong economic growth translated into fears of future inflation and higher interest rates. For the most part, only the shortest-maturity securities, high-yield, and inflation-adjusted bonds posted positive returns.

     A bond version of sector rotation began in January. By early 1999, bond investors seemed to sense that the gloomiest economic predictions were not coming true, and they became more interested in higher yields than in safety and liquidity. As a result, bondholders began selling Treasurys and buying higher-yielding bonds such as corporate and mortgage-backed securities.

     Corporate and mortgage-backed bond returns were also limited by higher interest rates. However, continued economic strength and healthy corporate profits helped boost corporate bonds. Higher rates held one positive for mortgage-backeds -- they helped slow the record mortgage refinancing wave that occurred in 1998.

     As you can see in the accompanying table and graph, corporates and mortgage-backeds outperformed Treasurys for the first six months of 1999, when Treasury yields rose significantly. The benchmark 30-year Treasury bond yield climbed above 6% for the first time in a year and a half.

[left margin]

"CORPORATES AND MORTGAGE-BACKEDS OUTPERFORMED TREASURYS, WHEN TREASURY YIELDS ROSE SIGNIFICANTLY."

[line graph - data below]

RISING TREASURY YIELD CURVE

YEARS TO MATURITY      12/31/98            6/30/99
1                        4.58%              5.35%
2                        4.52%              5.54%
3                        4.67%              5.61%
4                        4.67%              5.72%
5                        4.57%              5.66%
6                        4.60%              5.78%
7                        4.62%              5.90%
8                        4.62%              5.86%
9                        4.63%              5.82%
10                       4.63%              5.78%
11                       4.73%              5.86%
12                       4.84%              5.94%
13                       4.94%              6.02%
14                       5.05%              6.10%
15                       5.15%              6.18%
16                       5.20%              6.20%
17                       5.25%              6.22%
18                       5.30%              6.24%
19                       5.35%              6.26%
20                       5.40%              6.27%
21                       5.40%              6.26%
22                       5.39%              6.25%
23                       5.39%              6.24%
24                       5.38%              6.22%
25                       5.37%              6.21%
26                       5.32%              6.17%
27                       5.27%              6.13%
28                       5.22%              6.10%
29                       5.17%              6.06%
30                       5.12%              6.02%

Source: Bloomberg Financial Markets

BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1999
   LEHMAN BROS. AGGREGATE
      BOND INDEX                    -1.37%
   LEHMAN BROS. CORPORATE
      BOND INDEX                    -2.26%
   LEHMAN BROS. MORTGAGE-
      BACKED SECURITIES INDEX        0.53%
   LEHMAN BROS. TREASURY
      BOND INDEX                    -2.50%

Source: Russell/Mellon Analytical


4      1-800-345-6488


VP Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1999
                                                               LEHMAN AGGREGATE
                     VP BALANCED   BLENDED INDEX(2)   S&P 500      BOND INDEX
=============================================================================
6 MONTHS(1)              4.12%          6.89%          12.23%       -1.37%
1 YEAR                   5.39%         14.92%          22.75%        3.15%
=============================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                 14.17%         20.36%          29.00%        7.23%
5 YEARS                 14.39%         19.85%          27.81%        7.83%
LIFE OF FUND            11.46%         15.13%          19.85%        7.77%

The fund's inception date was 5/1/91.

(1) Returns for periods less than one year are not annualized.

(2) The bond portion of the blended index has been changed from the Lehman Brothers Intermediate Government/Corporate Index to the Lehman Brothers Aggregate Bond Index, which we believe better represents the broader U.S. taxable bond market.

See pages 21-22 for information about the blended index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/1999
S&P 500                  $43,848
New Blended Index        $31,718
Old Blended Index        $31,191
VP Balanced              $24,247
Lehman Aggregate
   Bond Index            $18,435
Lehman Int.
   Govt./Corp. Index     $17,651

                                            Lehman Int.     Old Blended   Lehman Aggregate   New Blended
            VP Balanced       S&P 500    Govt./Corp. Index     Index         Bond Index         Index
DATE           VALUE           VALUE           VALUE           VALUE            VALUE           VALUE
5/1/91        $10,000         $10,000         $10,000         $10,000          $10,000         $10,000
6/30/91        $9,660          $9,954         $10,069          $9,999          $10,053          $9,994
9/30/91       $10,844         $10,487         $10,554         $10,513          $10,624         $10,542
12/31/91      $12,553         $11,365         $11,061         $11,244          $11,163         $11,286
3/31/92       $11,752         $11,078         $10,960         $11,032          $11,020         $11,057
6/30/92       $11,349         $11,288         $11,394         $11,332          $11,465         $11,362
9/30/92       $11,523         $11,644         $11,897         $11,746          $11,958         $11,772
12/31/92      $11,795         $12,231         $11,854         $12,084          $11,990         $12,141
3/31/93       $11,941         $12,765         $12,323         $12,593          $12,485         $12,659
6/30/93       $12,246         $12,828         $12,590         $12,739          $12,816         $12,830
9/30/93       $12,783         $13,159         $12,874         $13,051          $13,151         $13,162
12/31/93      $12,701         $13,464         $12,896         $13,242          $13,159         $13,348
3/31/94       $12,696         $12,954         $12,634         $12,833          $12,781         $12,891
6/30/94       $12,378         $13,008         $12,558         $12,834          $12,649         $12,871
9/30/94       $12,748         $13,644         $12,661         $13,252          $12,727         $13,280
12/31/94      $12,778         $13,641         $12,647         $13,244          $12,775         $13,299
3/31/95       $13,264         $14,970         $13,203         $14,251          $13,419         $14,344
6/30/95       $14,386         $16,400         $13,861         $15,352          $14,236         $15,514
9/30/95       $15,128         $17,704         $14,092         $16,186          $14,515         $16,375
12/31/95      $15,476         $18,769         $14,588         $16,999          $15,133         $17,246
3/31/96       $15,806         $19,777         $14,467         $17,490          $14,865         $17,679
6/30/96       $16,280         $20,665         $14,558         $18,004          $14,950         $18,196
9/30/96       $16,744         $21,304         $14,815         $18,467          $15,227         $18,669
12/31/96      $17,365         $23,078         $15,178         $19,571          $15,684         $19,826
3/31/97       $16,864         $23,697         $15,162         $19,876          $15,596         $20,100
6/30/97       $18,914         $27,837         $15,609         $22,194          $16,168         $22,502
9/30/97       $20,208         $29,919         $16,030         $23,430          $16,705         $23,811
12/31/97      $20,111         $30,778         $16,373         $24,035          $17,196         $24,502
3/31/98       $21,748         $35,071         $16,629         $26,195          $17,464         $26,705
6/30/98       $23,005         $36,228         $16,941         $26,913          $17,873         $27,484
9/30/98       $21,330         $32,624         $17,702         $25,791          $18,629         $26,308
12/31/98      $23,284         $39,572         $17,755         $29,118          $18,692         $29,704
3/31/99       $23,191         $41,547         $17,721         $29,968          $18,599         $30,533
6/30/99       $24,247         $43,848         $17,651         $31,191          $18,435         $31,718

$10,000 investment made 5/1/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. Both the old and new blended indices are provided for comparison in the graph at left. VP Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                  VP Balanced       New Blended Index
DATE                 RETURN              RETURN
6/30/91*             -3.40%              -0.07%
6/30/92              17.49%              13.66%
6/30/93               7.90%              12.89%
6/30/94               1.09%               0.32%
6/30/95              16.23%              20.66%
6/30/96              13.17%              17.61%
6/30/97              16.18%              24.08%
6/30/98              21.61%              22.31%
6/30/99               5.39%              14.92%

* From 5/1/91 (the fund's inception date) to 6/30/91.


                                                 www.americancentury.com      5


VP Balanced--Q&A
--------------------------------------------------------------------------------
/photo of John Schniedwind, Jeff Tyler/
/photo of John Walsh/

Equity team: John Schniedwind, Jeff Tyler
Fixed-income team: John Walsh (pictured), Jeff Houston

     Based on interviews with John Schniedwind and John Walsh, portfolio managers on the VP Balanced fund investment teams. John Walsh, who has been with American Century since 1996, joined the fund's fixed-income team in January 1999, replacing Bud Hoops, who still oversees American Century's entire corporate securities team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED JUNE 30?

     VP Balanced's portfolio of approximately 60% U.S. stocks and 40% U.S. bonds returned 4.12%. VP Balanced's stock holdings returned 7.60%, while the bonds returned -1.01%. VP Balanced's benchmark (a blended index that combines the S&P 500 and the Lehman Brothers Aggregate Bond Index in the same 60%/40% proportion as the asset mix of the portfolio) returned 6.89%. This reflected the combined 12.23% return of the S&P 500 and the -1.37% return of the Lehman index.

WHAT CAUSED THE RETURN DIFFERENTIAL BETWEEN THE FUND AND THE BLENDED INDEX?

     The S&P 500 outperformed VP Balanced's equity portfolio for the six-month period. Although recent returns were more favorable -- the equity portfolio beat the S&P 500 in the second quarter of 1999 -- first-quarter returns created a deficit that the fund didn't overcome during the period.

     In the first quarter, the S&P 500's performance continued to be dominated by a small group of large-company growth stocks. VP Balanced owned these stocks too, but they were underweighted in the portfolio relative to their weighting in the index.

     That's because VP Balanced had more of a smaller-company and value-oriented bias than the S&P 500. The fund's stock valuation model ranked mid-sized and small-company issues as more attractive than bigger, higher-priced growth companies. Unfortunately, many of the stocks highlighted by the model underperformed large-cap growth stocks until the second quarter.

WHAT HAPPENED IN THE SECOND QUARTER THAT CHANGED RELATIVE PERFORMANCE?

     Primarily the resurgence of smaller-company and value-oriented stocks, as Mark Mallon discusses in the Market Perspective section of this report. VP Balanced's equity portfolio continued to invest in smaller companies, on average, and have more of a value bias than the S&P 500.

     We also refined our investment approach. We've found that our quantitative process is more effective at picking individual stocks than industries. So

[left margin]

"THE PORTFOLIO NOW HOLDS FEWER CORPORATE BONDS AND MORE MORTGAGE-BACKED SECURITIES THAN IT DID IN 1998."

[pie charts - data below]

TYPES OF INVESTMENTS
IN THE PORTFOLIO

AS OF JUNE 30, 1999
Common Stocks          60%
Corporate Bonds        16%
U.S. Treasury
  Securities            9%
Mortgage- & Asset-
  Backed Securities    12%
Other                   3%

AS OF DECEMBER 31, 1998
Common Stocks          59%
Corporate Bonds        18%
U.S. Treasury
  Securities           11%
Mortgage- & Asset-
  Backed Securities     9%
Other                   3%

Security types are defined on page 22.


6      1-800-345-6488


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

rather than significantly overweighting and underweighting entire sectors compared with the S&P 500, we are bringing our industry positions more in line with the index. We're over- and underweighting companies within each sector.

     For example, we have recently overweighted financial services stocks compared with the S&P 500. Going forward, the percentage of financial services companies in the fund will likely more closely track the percentage in the index. If we decide to overweight one company, we'd likely underweight other financial services holdings to keep the overall sector weighting closer to the index.

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FIXED-INCOME PORTFOLIO?

     In addition to the economic strength and rising interest rates that caused low bond returns, the management team continued to gradually bring the fixed-income portfolio more in line with the Lehman Brothers Aggregate Bond Index, which became the portfolio's benchmark in the first quarter of 1999. We switched to the Aggregate Bond index because we believe it better represents the broader U.S. taxable bond market than the former benchmark (the Lehman Intermediate Government/ Corporate Index).

     One primary difference between the two indices is that the Aggregate includes mortgage-backed securities, while the Intermediate Government/ Corporate does not. This is important because VP Balanced has owned mortgage-backed securities in recent years. Also, the Aggregate has a smaller percentage of corporate bonds than we've typically held in VP Balanced.

     The  portfolio  now holds fewer  corporate  bonds and more  mortgage-backed securities than it did in 1998. One of the benefits of additional mortgage-backed holdings is that the portfolio has more AAA securities--most mortgage-backed securities are backed by U.S. government agencies with AAA ratings.

     Also, we have been investing a small portion of the portfolio in corporate bonds rated BB. This is an area where we think we can add value and boost fund performance.

CAN YOU ELABORATE ON THIS CHANGE?

     Bonds that are rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. Many funds and institutions concentrate exclusively on investment-grade bonds.

     In contrast, bonds rated B and below are more vulnerable to sudden swings in credit quality. As a result, they offer high yields to compensate for the additional risk. "High-yield" investors focus on these bonds, as well as those that are unrated.

     That leaves bonds rated BB, which are lower quality than investment-grade bonds but don't offer enough yield for high-yield investors. This area of the market is largely overlooked and often inefficiently priced.

WON'T THESE BB SECURITIES MAKE THE FUND'S BOND PORTFOLIO MORE RISKY?

     We believe we can manage the additional risk in this sector successfully. First, we have an experienced credit research team that is very familiar with this part of the market.

     Second, we're taking a fairly conservative approach. Large, established companies with stable cash flows issue the BB bonds we're buying. They're

[right margin]

TOP TEN STOCK HOLDINGS
                              % OF EQUITY PORTFOLIO
                             AS OF             AS OF
                            6/30/99          12/31/98
MICROSOFT CORP.               4.5%             3.9%
CHASE MANHATTAN
     CORP.                    3.0%             2.4%
INTEL CORP.                   2.9%             2.5%
WAL-MART STORES, INC.         2.8%             1.7%
BELLSOUTH CORP.               2.6%             3.4%
MORGAN STANLEY
     DEAN WITTER & CO.        2.1%             1.4%
HEWLETT-PACKARD CO.           2.1%             0.8%
AT&T CORP.                    1.8%             3.4%
APPLE COMPUTER, INC.          1.8%             1.4%
LUCENT TECHNOLOGIES
     INC.                     1.7%             1.3%

TOP FIVE STOCK INDUSTRIES
                              % OF EQUITY PORTFOLIO
                             AS OF             AS OF
                            6/30/99          12/31/98
TELEPHONE
     COMMUNICATIONS           8.9%            11.1%
COMPUTER SOFTWARE
     & SERVICES               8.2%             9.9%
BANKING                       7.6%             7.7%
COMPUTER SYSTEMS              6.1%             4.1%
PHARMACEUTICALS               6.0%             7.1%


                                                 www.americancentury.com      7


VP Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

basically "upgrade candidates"-- bonds that are currently rated BB but that we think are worthy of a higher rating.

     When a BB security is upgraded to a higher rating, it often experiences a significant price increase. Its newfound investment-grade status attracts greater demand from investors.

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY AND THE MARKETS?

     We expect to see continued strong economic growth, modest but higher inflation, and less interest rate volatility than we've seen over the past year. The strong growth/modest inflation formula is a familiar one that has pushed the U.S. stock market higher for the past four years. Barring any major unforeseen political or economic shocks, this could continue through 1999.

     Our forecast of greater interest rate stability is based in part on recent volatility. We think the dramatic drop in interest rates in 1998 was an exaggerated move caused by abnormal occurrences such as the rapid liquidation of positions by highly leveraged hedge funds. We don't anticipate that kind of steep decline in interest rates anytime soon. Similarly, we don't expect rates to rise as much as they did in the first half of 1999. Another interest rate hike or two by the Fed and somewhat higher inflation are already reflected in bond prices and yields, so we believe we could see rates increase slightly or trade in a relatively narrow range. Corporate and mortgage-backed securities should perform quite well if interest rate volatility remains relatively low.

WHAT'S YOUR OUTLOOK FOR VP BALANCED?

     VP Balanced's investment portfolio continued to evolve during the first half of 1999 as we finished switching to the new quantitative equity management style, focused our equity strategy less on industry weightings and more on stock selection, and adjusted to a new bond benchmark. The next six months should be less eventful.

     On the stock side, we'll continue to try to outperform the S&P 500. We rely on our computer-driven process to find stocks with compelling expected returns (based on both growth and value measures), then build a portfolio that can potentially provide higher returns than the index without taking on more risk than would be involved in investing in the index directly.

     On the bond side, we'll continue to track the Lehman Aggregate Bond Index, aiming to outperform the index by modestly overweighting the portfolio in relatively undervalued, higher-yielding sectors of the market.

[left margin]

"ONE OF THE BENEFITS OF ADDITIONAL MORTGAGE-BACKED HOLDINGS IS THAT THE PORTFOLIO HAS MORE AAA SECURITIES."

FIXED-INCOME PORTFOLIO
============================================================================
                                                 AS OF            AS OF
                                                6/30/99         12/31/98
============================================================================
PORTFOLIO SENSITIVITY TO INTEREST RATES
   WEIGHTED AVERAGE MATURITY                   8.3 YEARS        6.9 YEARS
   DURATION                                    4.7 YEARS        4.4 YEARS
============================================================================
PORTFOLIO CREDIT QUALITY                      % OF FIXED-INCOME PORTFOLIO
       AAA                                        62%              55%
       AA                                          3%               4%
       A                                          20%              29%
       BBB                                        12%               9%
       BB                                          3%               3%
                                                ------           ------
                                                 100%             100%
                                                ======           ======

Investment terms are defined in the Glossary on pages 22-23. Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 23 for more information


8      1-800-345-6488


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of reporting period.

JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS--60.4%
AEROSPACE & DEFENSE--1.5%
                   8,700   Cordant Technologies Inc.              $    393,131
                   9,200   EG&G, Inc.                                  327,750
                  10,900   General Dynamics Corp.                      746,650
                  42,300   Goodrich (B.F.) Company (The)             1,797,750
                  13,100   United Technologies Corp.                   939,106
                                                                  ------------
                                                                     4,204,387
                                                                  ------------
AIRLINES--0.2%
                   2,900   AMR Corp.(1)                                197,925
                   1,700   Delta Air Lines Inc.                         97,962
                   4,700   Southwest Airlines Co.                      146,288
                   1,100   US Airways Group Inc.(1)                     47,919
                                                                  ------------
                                                                       490,094
                                                                  ------------
AUTOMOBILES & AUTO PARTS--1.1%
                   6,150   Delphi Automotive Systems Corp.             114,159
                  40,400   Ford Motor Co.                            2,280,075
                   8,800   General Motors Corp.                        580,800
                                                                  ------------
                                                                     2,975,034
                                                                  ------------
BANKING--4.6%
                  47,300   Banc One Corp.                            2,817,306
                  24,200   BankAmerica Corp.                         1,774,162
                  60,100   Chase Manhattan Corp.                     5,206,162
                   5,600   Fifth Third Bancorp                         372,925
                  21,800   First Union Corp.                         1,024,600
                  13,700   Fleet Financial Group, Inc.                 607,938
                   4,900   GreenPoint Financial Corp.                  160,781
                   7,200   Wells Fargo & Co.                           307,800
                  10,200   Zions Bancorporation                        648,975
                                                                  ------------
                                                                    12,920,649
                                                                  ------------
BIOTECHNOLOGY--1.4%
                  34,800   Amgen Inc.(1)                             2,117,362
                  10,900   Biogen, Inc.(1)                             701,347
                  10,600   Chiron Corp.(1)                             219,619
                  14,600   Genzyme Corp.                               707,644
                   4,700   MedImmune, Inc.(1)                          319,159
                                                                  ------------
                                                                     4,065,131
                                                                  ------------
BROADCASTING & MEDIA--1.1%
                   2,100   Cablevision Systems Corp. Cl A(1)           147,000
                  38,500   CBS Corp.(1)                              1,672,344
                  14,400   Comcast Corp. Cl A                          553,500

Shares                                                                 Value
--------------------------------------------------------------------------------

                   4,100   EchoStar Communications Corp.
                              Cl A(1)                             $    629,222
                                                                  ------------
                                                                     3,002,066
                                                                  ------------
BUILDING & HOME IMPROVEMENTS--0.1%
                   7,700   Centex Construction Products Inc.           262,762
                                                                  ------------
BUSINESS SERVICES & SUPPLIES--0.5%
                  10,400   Mastech Corp.(1)                            193,050
                  16,600   Metzler Group, Inc. (The)(1)                458,056
                  16,800   Ogden Corp.                                 452,550
                   6,800   Valassis Communications, Inc.(1)            249,050
                                                                  ------------
                                                                     1,352,706
                                                                  ------------
CHEMICALS & RESINS--1.0%
                  12,700   Dow Chemical Co.                          1,611,312
                  18,200   du Pont (E.I.) de Nemours & Co.           1,243,288
                   2,300   Rohm and Haas Co.                            98,612
                                                                  ------------
                                                                     2,953,212
                                                                  ------------
COMMUNICATIONS EQUIPMENT--2.5%
                  16,000   CommScope, Inc.(1)                          492,000
                  12,900   Comverse Technology, Inc.(1)                973,144
                  22,300   Corning Inc.                              1,563,788
                  44,000   Lucent Technologies Inc.                  2,967,250
                  13,500   Nortel Networks Corp.                     1,171,969
                                                                  ------------
                                                                     7,168,151
                                                                  ------------
COMPUTER PERIPHERALS--0.9%
                  32,600   Cisco Systems Inc.(1)                     2,099,644
                   6,400   Lexmark International Group, Inc.
                              Cl A(1)                                  422,800
                                                                  ------------
                                                                     2,522,444
                                                                  ------------
COMPUTER SOFTWARE & SERVICES--4.9%
                  15,300   America Online Inc.(1)                    1,690,650
                  16,300   American Management
                              System, Inc.(1)                          522,109
                   6,200   Concentric Network Corp.(1)                 246,256
                   7,500   Concord EFS, Inc.(1)                        317,578
                  10,300   Keane, Inc.(1)                              233,038
                  86,300   Microsoft Corp.(1)(2)                     7,777,785
                  16,500   NCR Corp.(1)                                805,406
                   5,900   Network Solutions, Inc.(1)                  466,653
                   6,800   Sterling Software, Inc.(1)                  181,475
                  44,700   Unisys Corp.(1)                           1,740,506
                                                                  ------------
                                                                    13,981,456
                                                                  ------------
COMPUTER SYSTEMS--3.7%
                  64,600   Apple Computer, Inc.(1)                   2,995,825
                  34,400   Dell Computer Corp.(1)                    1,271,725

See Notes to Financial Statements


                                                 www.americancentury.com      9


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

                   6,300   Gateway Inc.(1)                        $    371,700
                  35,300   Hewlett-Packard Co.                       3,547,650
                  17,500   International Business Machines
                              Corp.                                  2,261,875
                                                                  ------------
                                                                    10,448,775
                                                                  ------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.3%
                  14,300   Centex Corp.                                537,144
                   8,100   Pulte Corp.                                 186,806
                                                                  ------------
                                                                       723,950
                                                                  ------------
CONSUMER PRODUCTS--0.9%
                  15,900   Avon Products, Inc.                         882,450
                   9,300   Clorox Co. (The)                            993,356
                   1,500   Colgate-Palmolive Co.                       148,125
                   4,300   Procter & Gamble Co. (The)                  383,775
                   2,200   Whirlpool Corp.                             162,800
                                                                  ------------
                                                                     2,570,506
                                                                  ------------
DIVERSIFIED COMPANIES--1.7%
                  26,100   General Electric Co. (U.S.)               2,949,300
                  14,000   Tyco International Ltd.                   1,326,500
                   9,400   Unilever N.V. New York Shares               655,650
                                                                  ------------
                                                                     4,931,450
                                                                  ------------
ELECTRICAL & ELECTRONIC
COMPONENTS--1.9%
                  84,500   Intel Corp.                               5,025,109
                   6,600   Rockwell International Corp.                400,950
                                                                  ------------
                                                                     5,426,059
                                                                  ------------
ENERGY (PRODUCTION & MARKETING)--3.2%
                   6,400   Amerada Hess Corp.                          380,800
                  15,200   American Power Conversion
                              Corp.(1)                                 305,425
                  16,400   Anadarko Petroleum Corp.                    603,725
                  23,800   Apache Corp.                                928,200
                  10,300   Atlantic Richfield Co.                      860,694
                   5,900   Burlington Resources Inc.                   255,175
                  20,200   Exxon Corp.                               1,557,925
                  26,600   Mobil Corp.                               2,633,400
                   2,100   Occidental Petroleum Corp.                   44,362
                   5,800   Sunoco, Inc.                                175,088
                   7,500   Texaco Inc.                                 468,750
                  36,300   Union Pacific Resources                     592,144
                   3,600   Vastar Resources, Inc.                      188,775
                                                                  ------------
                                                                     8,994,463
                                                                  ------------
ENERGY (SERVICES)--0.4%
                  22,000   Reliant Energy, Inc.                        607,750
                  16,900   Tidewater Inc.                              515,450
                                                                  ------------
                                                                     1,123,200
                                                                  ------------
FINANCIAL SERVICES--3.2%
                  42,800   Fannie Mae                                2,926,450
                  23,900   Federal Home Loan Mortgage
                              Corporation                            1,386,200

Shares                                                                 Value
--------------------------------------------------------------------------------

                   9,500   Merrill Lynch & Co., Inc.              $    759,406
                  35,700   Morgan Stanley Dean Witter & Co.          3,659,250
                   3,200   Providian Financial Corp.                   299,200
                                                                  ------------
                                                                     9,030,506
                                                                  ------------
FOOD & BEVERAGE--2.5%
                   4,600   Anheuser-Busch Companies, Inc.              326,312
                  15,600   ConAgra, Inc.                               415,350
                   6,700   Coors (Adolph) Co. Cl B                     331,650
                  15,900   Earthgrains Company                         410,419
                   3,100   General Mills, Inc.                         249,162
                  10,200   Hormel Foods Corp.                          410,550
                  34,300   IBP, Inc.                                   814,625
                  32,200   Keebler Foods Co.(1)                        978,075
                  32,500   Quaker Oats Co. (The)                     2,157,188
                  20,500   Suiza Foods Corp.(1)                        858,438
                                                                  ------------
                                                                     6,951,769
                                                                  ------------
HEALTHCARE--0.3%
                  10,100   Mallinckrodt Inc.                           367,388
                   7,500   PacifiCare Health Systems, Inc.(1)          539,766
                                                                  ------------
                                                                       907,154
                                                                  ------------
INDUSTRIAL EQUIPMENT &
MACHINERY--0.5%
                  23,000   Ingersoll-Rand Co.                        1,486,375
                                                                  ------------
INSURANCE--2.5%
                  26,000   Allstate Corp.                              932,750
                  23,300   Fidelity National Financial, Inc.           489,300
                  36,200   First American Financial
                              Corp. (The)                              647,075
                  13,100   Gallagher (Arthur J.) & Co.                 648,450
                   7,500   LandAmerica Financial Group, Inc.           215,625
                  51,200   Lincoln National Corp.                    2,678,400
                  18,500   Loews Corp.                               1,463,812
                                                                  ------------
                                                                     7,075,412
                                                                  ------------
LEISURE--1.0%
                   5,800   Anchor Gaming(1)                            278,944
                  13,500   Eastman Kodak Co.                           914,625
                   5,300   King World Productions, Inc.(1)             184,506
                  32,700   Viacom, Inc. Cl B(1)                      1,438,800
                                                                  ------------
                                                                     2,816,875
                                                                  ------------
MACHINERY & EQUIPMENT--0.4%
                  31,700   Premark International, Inc.               1,188,750
                                                                  ------------
MEDICAL EQUIPMENT & SUPPLIES--1.1%
                   7,600   Andrx Corp.(1)                              585,912
                  10,700   Bard (C.R.), Inc.                           511,594
                   2,613   Genzyme Surgical Products(1)                 11,514
                  10,100   Hillenbrand Industries, Inc.                436,825
                   4,300   Teleflex Inc.                               186,781
                  18,100   VISX, Inc.(1)                             1,434,991
                                                                  ------------
                                                                     3,167,617
                                                                  ------------

                                              See Notes to Financial Statements


10      1-800-345-6488


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
METALS & MINING--0.1%
                   4,800   Alcoa Inc.                             $    297,000
                                                                  ------------
PAPER & FOREST PRODUCTS--0.2%
                   2,700   Fort James Corp.                            102,262
                   5,100   International Paper Co.                     257,550
                   2,000   Weyerhaeuser Co.                            137,500
                                                                  ------------
                                                                       497,312
                                                                  ------------
PHARMACEUTICALS--3.6%
                   2,100   Allergan, Inc.                              233,100
                  23,500   Bristol-Myers Squibb Co.                  1,655,281
                   2,900   Herbalife International, Inc. Cl A           31,628
                  16,200   Johnson & Johnson                         1,587,600
                  11,800   Lilly (Eli) & Co.                           845,175
                   9,100   Medicis Pharmaceutical Corp.
                              Cl A(1)                                  230,912
                   7,400   Merck & Co., Inc.                           547,600
                   5,300   Nature's Sunshine Products, Inc.             57,306
                   4,700   Pfizer, Inc.                                515,825
                   5,600   Roberts Pharmaceutical Corp.(1)             135,800
                  53,400   Schering-Plough Corp.                     2,830,200
                  23,700   Warner-Lambert Co.                        1,644,188
                                                                  ------------
                                                                    10,314,615
                                                                  ------------
PRINTING & PUBLISHING--0.5%
                  38,100   Deluxe Corp.                              1,483,519
                                                                  ------------
RAILROAD--0.1%
                   3,100   Union Pacific Corp.                         180,769
                                                                  ------------
RESTAURANTS--0.4%
                   5,600   Darden Restaurants, Inc.                    122,150
                  14,400   Foodmaker, Inc.(1)                          408,600
                  10,600   Tricon Global Restaurants Inc.(1)           573,725
                                                                  ------------
                                                                     1,104,475
                                                                  ------------
RETAIL (APPAREL)--0.3%
                  11,800   AnnTaylor Stores Corp.(1)                   531,000
                   6,000   Claire's Stores, Inc.                       153,750
                   3,450   Gap, Inc. (The)                             173,794
                                                                  ------------
                                                                       858,544
                                                                  ------------
RETAIL (FOOD & DRUG)--0.6%
                   2,205   Albertson's, Inc.                           113,695
                  20,400   Safeway Inc.(1)                           1,009,800
                  16,100   Universal Corp.                             457,844
                                                                  ------------
                                                                     1,581,339
                                                                  ------------
RETAIL (GENERAL MERCHANDISE)--1.8%
                   2,900   Kohl's Corp.(1)                             223,844
                   6,100   Neiman-Marcus Group, Inc.(1)                156,694
                  99,100   Wal-Mart Stores, Inc.                     4,781,575
                                                                  ------------
                                                                     5,162,113
                                                                  ------------
RETAIL (SPECIALTY)--1.2%
                   8,000   Best Buy Co., Inc.(1)                       540,000
                  34,500   Home Depot, Inc.                          2,223,094

Shares                                                                 Value
--------------------------------------------------------------------------------

                  14,300   Zale Corp.(1)                          $    572,000
                                                                  ------------
                                                                     3,335,094
                                                                  ------------
RUBBER & PLASTICS--0.1%
                  11,600   Tupperware Corp.                            295,800
                                                                  ------------
TELEPHONE COMMUNICATIONS--5.3%
                  54,000   AT&T Corp.                                3,013,875
                  24,700   Ameritech Corp.                           1,815,450
                  11,800   Bell Atlantic Corp.                         771,425
                  93,300   BellSouth Corp.                           4,373,438
                  18,300   GTE Corp.                                 1,386,225
                  47,300   SBC Communications Inc.                   2,743,400
                   4,000   Sprint Corp.                                211,250
                  14,000   U S WEST, Inc.                              822,500
                                                                  ------------
                                                                    15,137,563
                                                                  ------------
TEXTILES & APPAREL--0.5%
                  14,200   Dexter Corp. (The)                          579,538
                   5,700   Tommy Hilfiger Corp.(1)                     418,950
                   9,500   VF Corp.                                    406,125
                                                                  ------------
                                                                     1,404,613
                                                                  ------------
TOBACCO--0.5%
                   8,900   Fortune Brands, Inc.                        368,238
                  26,200   Philip Morris Companies Inc.              1,052,912
                                                                  ------------
                                                                     1,421,150
                                                                  ------------
TRANSPORTATION--0.4%
                   3,900   FDX Corporation(1)                          211,575
                  13,200   Hertz Corp. Cl A                            818,400
                                                                  ------------
                                                                     1,029,975
                                                                  ------------
UTILITIES--1.3%
                   6,800   FPL Group, Inc.                             371,450
                  24,100   LG&E Energy Corp.                           506,100
                  19,800   Minnesota Power & Light Co.                 393,525
                  10,100   Northeast Utilities(1)                      178,644
                  11,300   Sempra Energy                               255,662
                  42,600   Southern Co.                              1,128,900
                   7,500   Texas Utilities Co.                         309,375
                  25,250   Utilicorp United Inc.                       613,891
                                                                  ------------
                                                                     3,757,547
                                                                  ------------
WIRELESS COMMUNICATIONS--0.1%
                   6,700   Sprint PCS(1)                               382,738
                                                                  ------------
TOTAL COMMON STOCKS                                                170,985,119
                                                                  ------------
   (Cost $139,373,316)

U.S. TREASURY SECURITIES--8.8%
              $2,000,000   U.S. Treasury Notes, 5.125%,
                              8/31/00                                1,993,491
               1,000,000   U.S. Treasury Notes, 6.125%,
                              9/30/00                                1,009,020
                 500,000   U.S. Treasury Notes, 5.75%,
                              10/31/00                                 502,432

See Notes to Financial Statements


                                                www.americancentury.com      11


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $4,000,000   U.S. Treasury Notes, 4.875%,
                              3/31/01                             $  3,960,490
               1,200,000   U.S. Treasury Notes, 6.625%,
                              7/31/01                                1,223,792
               3,000,000   U.S. Treasury Notes, 7.50%,
                              11/15/01                               3,122,674
                 450,000   U.S. Treasury Notes, 5.75%,
                              10/31/02                                 450,499
               2,000,000   U.S. Treasury Notes, 5.625%,
                              2/15/06                                1,965,756
               1,000,000   U.S. Treasury Bonds, 12.00%,
                              8/15/08                                1,400,272
                 500,000   U.S. Treasury Bonds, 9.25%,
                              2/15/16                                  651,189
               1,000,000   U.S. Treasury Bonds, 9.125%,
                              5/15/18                                1,310,524
                 750,000   U.S. Treasury Bonds, 8.875%,
                              2/15/19                                  965,700
               2,500,000   U.S. Treasury Bonds, 7.50%,
                              11/15/24                               2,905,450
               1,500,000   U.S. Treasury Bonds, 6.50%,
                              11/15/26                               1,556,773
                 500,000   U.S. Treasury Bonds, 6.375%,
                              8/16/27                                  512,207
               1,400,000   U.S. Treasury Bonds, 5.25%,
                              11/15/28                               1,239,945
                                                                  ------------
TOTAL U.S. TREASURY SECURITIES                                      24,770,214
                                                                  ------------
   (Cost $25,273,039)

U.S. GOVERNMENT AGENCY SECURITIES--2.3%
               1,500,000   FHLB, 5.50%, 8/13/01                      1,492,227
               1,250,000   FNMA MTN, 5.83%, 2/2/04                   1,219,086
               1,250,000   FNMA MTN, 5.54%, 2/5/04                   1,213,008
               1,000,000   FNMA MTN, 5.74%, 1/21/09                    919,101
                 750,000   FNMA, 5.25%, 1/15/09                        687,599
               1,000,000   FNMA, 6.50%, 4/29/09                        971,668
                                                                  ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                    6,502,689
                                                                  ------------
   (Cost $6,750,241)

MORTGAGE-BACKED SECURITIES(3)--8.3%
                 867,551   FHLMC Pool #C00578, 6.50%,
                              1/1/28                                   841,368
               1,209,789   FNMA Pool #248679, 5.50%,
                              12/1/08                                1,167,178
                 161,000   FNMA Pool #365462, 6.50%,
                              11/1/11                                  159,089
               1,106,599   FNMA Pool #313481, 7.00%,
                              4/1/12                                 1,113,061
                 340,039   FNMA Pool #421624, 6.00%,
                              4/1/13                                   328,939
                 138,759   FNMA Pool #421727, 6.00%,
                              4/1/13                                   134,229

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $  370,569   FNMA Pool #425391, 6.00%,
                              5/1/13                              $    358,473
                 476,352   FNMA Pool #421501, 6.50%,
                              6/1/13                                   470,524
                 248,467   FNMA Pool #431722, 6.50%,
                              6/1/13                                   245,427
                 175,149   FNMA Pool #433184, 6.50%,
                              6/1/13                                   173,006
                 191,030   FNMA Pool #437505, 6.00%,
                              7/1/13                                   184,795
               1,490,067   FNMA Pool #433885, 6.50%,
                              7/1/13                                 1,471,837
               1,449,277   FNMA Pool #412562, 6.50%,
                              1/1/28                                 1,405,370
                 852,655   FNMA Pool #413812, 6.50%,
                              1/1/28                                   826,823
               1,062,057   FNMA Pool #411821, 7.00%,
                              1/1/28                                 1,053,879
                 967,718   FNMA Pool #440691, 6.50%,
                              11/1/28                                  937,869
                 496,614   FNMA Pool #450619, 6.00%,
                              12/1/28                                  468,249
                 992,029   FNMA Pool #453956, 6.00%,
                              12/1/28                                  935,369
               1,089,796   FNMA Pool #454947, 6.00%,
                              12/1/28                                1,027,551
                 984,621   FNMA Pool #252211, 6.00%,
                              1/1/29                                   928,383
                 984,039   FNMA Pool #252212, 6.50%,
                              1/1/29                                   953,688
               1,232,171   FNMA Pool #485403, 6.00%,
                              2/1/29                                 1,161,795
               1,054,342   FNMA Pool #485438, 6.50%,
                              2/1/29                                 1,021,821
               1,356,717   GNMA Pool #002202, 7.00%,
                              4/20/26                                1,336,622
                 944,675   GNMA Pool #780412, 7.50%,
                              8/15/26                                  957,740
                 848,589   GNMA Pool #467626, 7.00%,
                              2/15/28                                  839,808
                 688,663   GNMA Pool #458862, 7.50%,
                              2/15/28                                  697,457
                 461,830   GNMA Pool #444773, 6.50%,
                              3/15/28                                  445,952
                 466,859   GNMA Pool #469149, 6.50%,
                              3/15/28                                  450,808
                  98,432   GNMA Pool #460833, 6.50%,
                              5/15/28                                   95,048
                  47,158   GNMA Pool #474224, 6.50%,
                              5/15/28                                   45,537
               1,156,723   GNMA Pool #469811, 7.00%,
                              12/15/28                               1,144,753
                                                                  ------------
TOTAL MORTGAGE-BACKED SECURITIES                                    23,382,448
                                                                  ------------
   (Cost $23,989,066)

                                              See Notes to Financial Statements


12      1-800-345-6488


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(3)--3.9%
              $  750,000   CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                             $    744,739
                 713,445   First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                           718,186
               1,416,596   First Union-Lehman Brothers
                              Commercial Mortgage,
                              Series 1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                         1,394,235
                 914,335   FNMA Whole Loan, Series 1995 W1,
                              Class A6, 8.10%,
                              4/25/25                                  926,887
               1,500,000   GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                1,421,768
                 482,180   Nationslink Funding Corp.,
                              Series 1998--2, Class A1 SEQ,
                              6.00%, 11/20/07                          468,349
               1,250,000   PECO Energy Transition Trust,
                              Series 1999 A, Class A6 SEQ,
                              6.05%, 3/1/09                          1,197,756
               2,000,000   Union Acceptance Corp.,
                              Series 1996 D, Class A3,
                              6.30%, 1/8/04                          2,002,950
               1,250,000   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 D1, Class A4,
                              6.78%, 2/15/16                         1,257,456
               1,000,000   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 D1, Class A5,
                              6.92%, 10/15/18                        1,008,625
                                                                  ------------
TOTAL ASSET-BACKED SECURITIES                                       11,140,951
                                                                  ------------
   (Cost $11,297,963)

CORPORATE BONDS--15.5%
AUTOMOBILES & AUTO PARTS--0.7%
               1,000,000   General Motors Corp., 7.00%,
                              6/15/03                                1,016,047
               1,000,000   Lear Corp., 7.96%, 5/15/05
                              (Acquired 5/13/99, Cost
                              $1,000,000)(4)                           970,000
                                                                  ------------
                                                                     1,986,047
                                                                  ------------
BANKING--1.9%
               1,750,000   Corestates Capital Corp., 5.875%,
                              10/15/03                               1,702,564
               1,750,000   First Bank System Inc., 7.625%,
                              5/1/05                                 1,819,036
                 500,000   Fleet National Bank, 5.75%,
                              1/15/09                                  456,740
               1,000,000   NationsBank Corporation, 6.875%,
                              2/15/05                                1,007,974

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $  500,000   U.S. Bank NA, 5.70%, 12/15/08          $    458,198
                                                                  ------------
                                                                     5,444,512
                                                                  ------------
BROADCASTING & MEDIA--0.3%
               1,000,000   British Sky Broadcasting, 6.875%,
                              2/23/09                                  942,547
                                                                  ------------
CHEMICALS & RESINS--0.2%
                 700,000   Monsanto Co., 6.60%, 12/1/28
                              (Acquired 12/4/98, Cost
                              $697,480)(4)                             625,574
                                                                  ------------
DIVERSIFIED COMPANIES--0.2%
                 600,000   Hutchison Whampoa Financial,
                              7.50%, 8/1/27 (Acquired
                              4/7/99, Cost $521,154)(4)                520,311
                                                                  ------------
ELECTRICAL & ELECTRONIC
COMPONENTS--0.5%
               1,500,000   Anixter International Inc., 8.00%,
                              9/15/03                                1,515,063
                                                                  ------------
ENERGY (PRODUCTION &  MARKETING)--0.5%
                 500,000   K N Energy, Inc., 6.45%,
                              11/30/01                                 493,113
               1,000,000   USX Corp., 6.85%, 3/1/08                    963,944
                                                                  ------------
                                                                     1,457,057
                                                                  ------------
ENERGY (SERVICES)--0.3%
                 750,000   Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                          674,144
                                                                  ------------
FINANCIAL SERVICES--2.7%
               1,500,000   Associates Corp., N.A., 6.375%,
                              10/15/02                               1,499,158
               1,000,000   Citigroup Inc., 5.80%, 3/15/04              968,837
               1,525,000   Comdisco, Inc., 6.375%,
                              11/30/01                               1,523,039
               1,000,000   Ford Motor Credit Co., 6.125%,
                              4/28/03                                  985,094
                 750,000   Ford Motor Credit Co., 6.75%,
                              5/15/05                                  750,273
               1,000,000   Money Store Inc. (The), 8.05%,
                              4/15/02                                1,035,298
                 800,000   Toyota Motor Credit Corp.,
                              5.625%, 11/13/03                         774,634
                                                                  ------------
                                                                     7,536,333
                                                                  ------------
FOOD & BEVERAGE--0.3%
               1,000,000   Pepsi Bottling Group Inc., 5.625%,
                              2/17/09 (Acquired 2/3/99,
                              Cost $995,670)(4)                        916,030
                                                                  ------------
HEALTHCARE--0.4%
               1,200,000   Aetna Services, Inc., 6.75%,
                              8/15/01                                1,204,311
                                                                  ------------
INSURANCE--1.1%
               1,000,000   Conseco Inc., 6.40%, 6/15/01                980,753
               1,000,000   Nationwide Mutual Insurance Co.,
                              6.50%, 2/15/04 (Acquired
                              2/9/96, Cost $1,008,420)(4)              984,728

See Notes to Financial Statements


                                                www.americancentury.com      13


VP Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $1,000,000   Underwriters Reinsurance Co.,
                              7.875%, 6/30/06 (Acquired
                              8/6/96, Cost $1,031,200)(4)         $  1,022,251
                                                                  ------------
                                                                     2,987,732
                                                                  ------------
MACHINERY & EQUIPMENT--0.4%
               1,250,000   Caterpillar Financial Services Corp.,
                              5.90%, 9/10/02                         1,231,798
                                                                  ------------
METALS & MINING--0.3%
                 750,000   Barrick Gold Corp., 7.50%,
                              5/1/07                                   761,820
                                                                  ------------
PACKAGING & CONTAINERS--0.3%
               1,000,000   Owens-Illinois Inc., 7.15%,
                              5/15/05                                  954,890
                                                                  ------------
PAPER & FOREST PRODUCTS--0.3%
               1,000,000   Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                   929,295
                                                                  ------------
REAL ESTATE--1.0%
               1,700,000   Price REIT, Inc. (The), 7.25%,
                              11/1/00                                1,719,282
               1,200,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                               1,197,805
                                                                  ------------
                                                                     2,917,087
                                                                  ------------
RETAIL (APPAREL)--0.2%
                 600,000   Saks Inc., 8.25%, 11/15/08                  631,844
                                                                  ------------
RETAIL (FOOD & DRUG)--0.5%
               1,000,000   Kroger Co. (The), 7.25%, 6/1/09
                              (Acquired 6/18/99, Cost
                              $999,370)(4)                           1,001,297
                 500,000   Rite Aid Corp., 6.00%, 12/15/05
                              (Acquired 6/16/99, Cost
                              $459,005)(4)                             463,648
                                                                  ------------
                                                                     1,464,945
                                                                  ------------
RETAIL (GENERAL MERCHANDISE)--0.4%
               1,000,000   Sears, Roebuck & Co. MTN,
                              7.12%, 6/4/04                          1,013,086
                                                                  ------------
STEEL--0.3%
                 750,000   Pohang Iron & Steel Co., Ltd.,
                              6.625%, 7/1/03                           718,317
                                                                  ------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
TELEPHONE COMMUNICATIONS--1.6%
              $1,500,000   Cable & Wireless Communications
                              plc, 6.625%, 3/6/05                 $  1,466,355
               1,300,000   GTE North Inc., Series H, 5.65%,
                              11/15/08                               1,195,076
                 750,000   MCI WorldCom, Inc., 6.95%,
                              8/15/28                                  710,666
               1,000,000   Qwest Communications
                              International Inc., Series B,
                              7.50%, 11/1/08                           994,561
                                                                  ------------
                                                                     4,366,658
                                                                  ------------
UTILITIES--0.6%
                 600,000   Texas Utilities Electric Co.,
                              8.125%, 2/1/02                           622,974
               1,000,000   Yorkshire Power Finance, Series B,
                              6.15%, 2/25/03 (Acquired
                              2/19/98, Cost $1,000,000)(4)             972,523
                                                                  ------------
                                                                     1,595,497
                                                                  ------------
WIRELESS COMMUNICATIONS--0.5%
               1,500,000   AirTouch Communications, Inc.,
                              7.125%, 7/15/01                        1,521,728
                                                                  ------------
TOTAL CORPORATE BONDS                                               43,916,626
                                                                  ------------
   (Cost $44,591,599)

FORWARD COMMITMENTS--0.5%
               1,500,000   FNMA Purchase, 7.50%,
                           settlement 7/14/99                        1,518,282
                                                                  ------------
   (Cost $1,507,969)

TEMPORARY CASH INVESTMENTS--0.3%
    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 4.72%, dated 6/30/99,
       due 7/1/99 (Delivery value $800,105)                            800,000
                                                                  ------------
   (Cost $800,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $283,016,329
                                                                  ============
   (Cost $253,583,193)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

(1)  Non-income producing.

(2) Securities, or a portion thereof, have been segregated at the custodian bank for Forward Commitments.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at June 30, 1999, was $7,476,362, which represented 2.6% of net assets.

                                              See Notes to Financial Statements


14      1-800-345-6488


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 1999 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $253,583,193)
  (Note 3) ................................................         $283,016,329
Cash ......................................................            2,188,516
Receivable for investments sold ...........................            1,921,236
Dividends and interest receivable .........................            1,538,548
                                                                    ------------
                                                                     288,664,629
                                                                    ------------

LIABILITIES
Payable for investments purchased .........................            3,172,370
Accrued management fees (Note 2) ..........................              204,456
Payable for directors' fees and expenses ..................                  460
                                                                    ------------
                                                                       3,377,286
                                                                    ------------
Net Assets ................................................         $285,287,343
                                                                    ============

CAPITAL SHARES,
$0.01 PAR VALUE
Authorized ................................................          200,000,000
                                                                    ============
Outstanding ...............................................           38,729,747
                                                                    ============

Net Asset Value Per Share .................................         $       7.37
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ...................         $249,328,092
Undistributed net investment income .......................            3,466,301
Accumulated undistributed net realized
  gain on investments .....................................            3,059,814
Net unrealized appreciation on
  investments (Note 3) ....................................           29,433,136
                                                                    ------------
                                                                    $285,287,343
                                                                    ============

See Notes to Financial Statements


                                                www.americancentury.com      15


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ..................................................          $ 3,474,272
Dividends .................................................            1,269,800
                                                                     -----------
                                                                       4,744,072
                                                                     -----------
Expenses (Note 2):
Management fees ...........................................            1,252,259
Directors' fees and expenses ..............................                1,482
                                                                     -----------
                                                                       1,253,741
                                                                     -----------
Net investment income .....................................            3,490,331
                                                                     -----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..........................            3,787,798
Change in net unrealized appreciation
  on investments ..........................................            3,846,908
                                                                     -----------

Net realized and unrealized
  gain on investments .....................................            7,634,706
                                                                     -----------

Net Increase in Net Assets
  Resulting from Operations ...............................          $11,125,037
                                                                     ===========

                                              See Notes to Financial Statements


16      1-800-345-6488


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1998

Increase in Net Assets                                1999              1998

OPERATIONS
Net investment income ......................    $   3,490,331     $   5,384,061
Net realized gain on investments ...........        3,787,798        37,379,163
Change in net unrealized
  appreciation on investments ..............        3,846,908        (5,946,383)
                                                -------------     -------------
Net increase in net assets
   resulting from operations ...............       11,125,037        36,816,841
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (5,391,422)       (4,070,492)
From net realized gains on
  investment transactions ..................      (37,200,821)      (25,240,781)
                                                -------------     -------------
Decrease in net assets
  from distributions .......................      (42,592,243)      (29,311,273)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       15,915,861        86,669,711
Proceeds from reinvestment
  of distributions .........................       42,592,243        29,311,273
Payments for shares redeemed ...............      (22,190,375)      (62,136,967)
                                                -------------     -------------
Net increase in net assets from
  capital share transactions ...............       36,317,729        53,844,017
                                                -------------     -------------
Net increase in net assets .................        4,850,523        61,349,585

NET ASSETS
Beginning of period ........................      280,436,820       219,087,235
                                                -------------     -------------
End of period ..............................    $ 285,287,343     $ 280,436,820
                                                =============     =============
Undistributed net investment income ........    $   3,466,301     $   5,367,392
                                                =============     =============

TRANSACTIONS IN
SHARES OF THE FUND
Sold .......................................        2,049,089        10,866,022
Issued in reinvestment of distributions ....        6,007,368         3,831,539
Redeemed ...................................       (2,932,995)       (7,676,450)
                                                -------------     -------------
Net increase ...............................        5,123,462         7,021,111
                                                =============     =============

See Notes to Financial Statements


                                                www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. VP Balanced Fund (the fund) is one of the six funds issued by the corporation. The fund's investment objective is capital growth and current income. The fund seeks to achieve its investment objective by investing approximately 60% of the fund's assets in common stocks that are considered by management to have better than average prospects for appreciation and the remaining assets in bonds and other fixed income securities. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month.

    The annualized fee schedule for the fund is as follows:

     0.90% on the first $250 million
     0.85% on the next $250 million
     0.80% thereafter

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.


18      1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, totaled $128,775,828, including purchases of U.S. Treasury and Agency obligations totaling $37,682,802. Sales of investment securities, excluding short-term investments, totaled $133,394,892, including sales of U.S. Treasury and Agency obligations totaling $27,431,273.

    As of June 30, 1999, accumulated net unrealized appreciation was $28,747,096, based on the aggregate cost of investments for federal income tax purposes of $254,269,233, which consisted of unrealized appreciation of $35,187,771 and unrealized depreciation of $6,440,675.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the six months ended June 30, 1999.

--------------------------------------------------------------------------------
5.  FUND EVENTS

    The following name change became effective March 1, 1999:

           ==================================================================
           NEW NAME                     FORMER NAME
           ==================================================================

  FUND:    VP Balanced Fund             American Century VP Balanced


                                                www.americancentury.com      19


VP Balanced--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                   FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                          1999(1)           1998              1997           1996           1995           1994
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ............... $      8.34       $      8.24       $      7.54    $      7.04    $      5.96    $      6.07
                                      -----------       -----------       -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income .............        0.09              0.16              0.19           0.18           0.17           0.15
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................        0.20              1.04              0.94           0.65           1.08          (0.11)
                                      -----------       -----------       -----------    -----------    -----------    -----------
  Total From Investment Operations ..        0.29              1.20              1.13           0.83           1.25           0.04
                                      -----------       -----------       -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income ........       (0.16)            (0.15)            (0.09)         (0.13)         (0.17)         (0.15)
  From Net Realized Gains on
  Investment Transactions ...........       (1.10)            (0.95)            (0.34)         (0.20)          --             --
                                      -----------       -----------       -----------    -----------    -----------    -----------
  Total Distributions ...............       (1.26)            (1.10)            (0.43)         (0.33)         (0.17)         (0.15)
                                      -----------       -----------       -----------    -----------    -----------    -----------
Net Asset Value, End of Period ...... $      7.37       $      8.34       $      8.24    $      7.54    $      7.04    $      5.96
                                      ===========       ===========       ===========    ===========    ===========    ===========
  Total Return(2) ...................        4.12%            15.77%            15.81%         12.21%         21.12%          0.61%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............        0.90%(3)          0.97%(4)          1.00%          0.99%          0.97%          1.00%
Ratio of Net Investment Income
  to Average Net Assets .............        2.49%(3)          2.16%(4)          2.19%          2.43%          2.69%          2.49%
Portfolio Turnover Rate .............          46%              158%              125%           130%            87%            63%
Net Assets, End of Period
  (in thousands) .................... $   285,287       $   280,437       $   219,087    $   215,393    $   153,823    $   105,100

(1)  Six months ended June 30, 1999 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

(4) ACIM voluntarily waived a portion of its management fee from October 1, 1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 0.99% and 2.15%, respectively, for the year ended December 31, 1998.

                                              See Notes to Financial Statements


20      1-800-345-6488


Background Information
--------------------------------------------------------------------------------

INVESTMENT TEAM LEADERS

   Equity Portfolio
     JOHN SCHNIEDWIND
     JEFF TYLER

   Fixed-Income Portfolio
     JEFF HOUSTON
     JOHN WALSH

    Credit Research
     GREG AFIESH

INVESTMENT PHILOSOPHY AND POLICIES

    AMERICAN CENTURY VP BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks. Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

    We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

    For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key tools in making investment decisions. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500.

    The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to slightly overweight relatively undervalued, higher-yielding sectors of the market.

COMPARATIVE INDICES

    The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

    The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, which reflects the approximately 60% of the fund's assets invested in equity securities. The remaining 40% of the index is represented by the Lehman Brothers Aggregate Bond Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

    The "OLD" BLENDED INDEX was the benchmark for VP Balanced until January 1, 1999. It is identical to the current blended index except that the Lehman Brothers Intermediate Government/Corporate Bond Index represents the roughly 40% of the fund's assets invested in fixed-income securities instead of the Lehman Brothers Aggregate Bond Index.

    The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of the Lehman Brothers Government/ Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S.
government agency securities, corporate bond issues, and mortgage-backed securities.

    The LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is considered to represent the performance of a portfolio of intermediate-term U.S. government and corporate bonds. The index includes the Lehman Brothers Government and Corporate Bond Indices which are composed of U.S. government, Treasury, and agency securities with one- to 10-year maturities, as well as corporate and Yankee bonds with one- to 10-year maturities.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.


                                                www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------

FIXED-INCOME TERMS

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

* DURATION is a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.

* WEIGHTED AVERAGE MATURITY (WAM) is another measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 20.

EQUITY TERMS

* BLUE CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.

*   COMMON STOCKS --units of ownership of a public corporation.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

* GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth.

* VALUE STOCKS -- generally considered to be stocks that are relatively inexpensive.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- these tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- these tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION (SMALL-CAP) STOCKS -- these tend to be the stocks that make up the S&P SmallCap 600.


22      1-800-345-6488


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.

CREDIT RATING GUIDELINES

    Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

    Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. Securities rated BB or below are considered to have more speculative characteristics.

    It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.


                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-6488


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-345-1833

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419385                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


9908                                                    Funds Distributor, Inc.
SH-SAN-17130                      (c)1999 American Century Services Corporation

[front cover]
                                                                   JUNE 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

    [graphic of stairs]

-----------------------
VP ADVANTAGE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

[left margin]

VARIABLE PORTFOLIOS
VP ADVANTAGE
-------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended June 30, 1999, we witnessed a surprising turnaround in the U.S. economic outlook. When we last addressed you in the annual report for American Century VP Advantage, the Federal Reserve (the U.S. central bank) had recently cut short-term interest rates to bolster the U.S. economy and help stabilize markets worldwide.

     This came after economic and financial crises in Asia, Russia, and Latin America, and the near collapse of several hedge funds. The global economic outlook was still quite uncertain -- many financial observers predicted slow economic growth in the U.S. in 1999 and further interest rate cuts.

     Instead, global economic conditions rebounded. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had returned. Many investors who had shifted their holdings into U.S. Treasury securities moved back into stocks and higher-yielding bonds.

     Interest rates rose while the U.S. stock market soared -- the benchmark 30-year Treasury bond yield closed above 6% for the first time in a year and a half and the Dow Jones Industrial Average broke through 10,000 in the first quarter and continued to climb to record highs in the second quarter.

     In the spirit of our ongoing Year 2000 readiness disclosures,* here's an update on our preparations for Y2K. Our senior level Year 2000 Steering Committee, computer programmers, business partners, and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors. All of our computer systems have been modified, tested, and returned to production. We have an ongoing commitment to testing our systems with vendors, business partners, and within the industry through the rest of the year.

     In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

     Elsewhere on the corporate front, we continued to expand the American Century investment team, which has doubled over the past three years. We're committed to building and maintaining a talented management group.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board and
                                         Chief Executive Officer

[right margin]

            Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
VP ADVANTAGE
   Performance Information .................................................   5
   Management Q&A ..........................................................   6
   Types of Investments ....................................................   6
   Top Ten Stock Holdings ..................................................   7
   Top Five Stock Industries ...............................................   7
   Fixed-Income Portfolio ..................................................   8
   Schedule of Investments .................................................   9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  11
   Statement of Operations .................................................  12
   Statements of Changes
      in Net Assets ........................................................  13
   Notes to Financial
      Statements ...........................................................  14
   Financial Highlights ....................................................  16
OTHER INFORMATION
   Background Information
      Investment Team
         Leaders ...........................................................  17
      Investment Philosophy
         and Policies ......................................................  17
      Comparative Indices ..................................................  17
      Credit Rating
         Guidelines ........................................................  17
   Glossary ................................................................  18

* This letter includes a Year 2000 Readiness Disclosure.


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* U.S. stock and bond markets diverged during the six months ended June 30, 1999. In general, stocks rallied while bonds declined.

* Three short-term interest rate cuts by the Federal Reserve (the Fed) in late 1998 helped bolster the U.S. economy and investor confidence, lending strength to stocks.

* The Fed's actions in 1998 worked almost too well. U.S. economic growth and corporate earnings rebounded, the stock market rallied, and by the end of June 1999, the central bank had to raise short-term rates slightly to stay ahead of inflationary pressures.

* Large-capitalization stock indices such as the Dow Jones Industrial Average and the S&P 500 continued to post better returns than smaller-cap indices, but the performance gap between larger- and smaller-company stocks narrowed significantly. Even the beleaguered small-cap stock indices posted respectable returns.

* Value stocks generally outperformed growth stocks for the first six months of 1999, reversing another recent trend.

* Cyclical stocks staged a comeback as investors regained faith in the strength of the global economy. High-tech and pharmaceutical stocks fell somewhat out of favor.

* Strong U.S. economic growth and rising interest rates resulted in low returns for most bonds, especially Treasury securities.

MANAGEMENT Q&A

* VP Advantage's return for the six months ended June 30 reflected the strength of the stock market and the relative weakness of bonds.

*   The  equity   portfolio  didn't  quite  match  the  pace  of  the  S&P  500, particularly in the second quarter.

* VP Advantage's underweighted position in cyclical stocks and overweighted positions in high tech and pharmaceuticals caused the equity portfolio to trail the index in the second quarter after keeping pace earlier in the year.

* We added to our high-tech holdings and trimmed the pharmaceuticals, based on earnings results and our economic outlook.

* Strong economic growth and rising interest rates dampened the fixed-income portfolio's returns.

* The fixed-income portfolio's performance would have been worse if we hadn't held cash, reduced the portfolio's interest rate sensitivity, and maintained a position in mortgage-backed securities.

* Mortgage-backed securities outperformed most other bond sectors during the period.

[left margin]

           VP ADVANTAGE
TOTAL RETURNS:       AS OF 6/30/99
   6 Months                 3.76%*
   1 Year                   10.11%
INCEPTION DATE:             8/1/91
NET ASSETS:          $23.3 million

* Not annualized.

Investment terms are defined in the Glossary on pages 18-19.


2      1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

STOCKS AND BONDS DIVERGE

     During the six months ended June 30, 1999, a resilient U.S. economy, strong corporate earnings, and revitalized investor confidence spurred a U.S. stock market rebound while simultaneously pushing up interest rates and dampening domestic bond returns.

     This divergence in stock and bond performance is displayed dramatically in the returns for the S&P 500 and the Lehman Brothers Intermediate Government Bond Index (at right). The blended index shows how a 40% S&P 500/40% Lehman Intermediate Government Bond/20% Treasury bill combination would have performed.

RECALLING THE GLOOMY OUTLOOK

     It's fascinating how much financial conditions can change in just six months. At the end of 1998 and early in 1999, many investors were still feeling tentative in the aftermath of the startling developments in the second half of 1998. That's when equity markets plunged worldwide in response to global credit and financial crises, then began to recover after the Federal Reserve (the Fed--the U.S. central bank), cut short-term interest rates three times to ease the credit crisis and spur economic growth.

     Many investors pulled their money out of equities and foreign investments as the crises erupted and opted instead for the relative safety and liquidity of U.S. Treasury securities, causing Treasury yields to plummet and Treasury bond prices to soar.

THE TURNAROUND

     The U.S. economy demonstrated remarkable staying power during the winter of 1998-99, helping to ease the global financial crisis. U.S. economic growth and corporate earnings in the first quarter of 1999 were stronger than expected, and foreign economies showed signs of stabilization and recovery. As a result, by the end of the first quarter, the venerable Dow Jones Industrial Average had rocketed past 10,000. The three most popular U.S. equity indices -- the Dow Industrials, the S&P 500, and the Nasdaq Composite -- all posted record highs at the close of the first half of 1999.

     The renewed corporate and economic strength didn't go unnoticed by the Fed. Just days after the U.S. government reported in May that consumer prices experienced their biggest monthly gain in April in almost nine years, the Fed announced that it had shifted its interest rate bias toward higher rates. Then on June 30, the Fed pushed short-term interest rates a quarter of a percent higher. It appeared to be a precautionary move, intended to keep U.S. monetary policy one step ahead of inflationary pressures.

[right margin]

"A RESILIENT U.S. ECONOMY, STRONG CORPORATE EARNINGS, AND REVITALIZED INVESTOR CONFIDENCE SPURRED A U.S. STOCK MARKET REBOUND WHILE DAMPENING DOMESTIC BOND RETURNS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1999
   S&P 500                         12.23%
   BLENDED INDEX                    5.22%
   LEHMAN BROS. INTERMEDIATE
      GOVERNMENT BOND INDEX        -0.47%
   90-DAY T-BILL                    2.24%

Source: Lipper Inc.

[line graph - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1999

               S&P 500     Lehman Int. Govt.    Blended Index    90-Day T-Bill
12/31/1998      $1.00           $1.00              $1.00             $1.00
1/31/1999       $1.04           $1.00              $1.02             $1.00
2/28/1999       $1.01           $0.99              $1.00             $1.01
3/31/1999       $1.05           $1.00              $1.02             $1.01
4/30/1999       $1.09           $1.00              $1.04             $1.01
5/31/1999       $1.06           $0.99              $1.03             $1.02
6/30/1999       $1.12           $1.00              $1.05             $1.02

Source: Lipper Inc.

These indices are defined on page 17.


                                                 www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

STOCK RETURNS -- SIZE MATTERED LESS

     So far in 1999, U.S. stocks have performed reasonably well, regardless of size. For the six months, the S&P 500 returned 12.23%, the S&P MidCap 400 rose 6.87%, and the S&P SmallCap 600 gained 5.04%. That's in contrast with 1998, when the SmallCap index fell and the MidCap index trailed the large-cap S&P 500 by over 10 percentage points. In April 1999, investors appeared to begin viewing big-company stocks as too expensive, while mid- and small-company stocks looked undervalued.

     Similarly, value stocks (shares considered to be relatively inexpensive) gained ground at the expense of growth stocks (companies with above-average earnings growth). Growth stocks had been in favor during the previous three years, but that changed early in 1999. For the six months ended June 30, 1999, the S&P 500/BARRA Value Index returned 13.96%, outpacing the 10.98% return of the S&P 500/BARRA Growth Index. Most of the performance disparity was focused in April, when the S&P 500/BARRA Value Index was up 8.62%, compared with a -0.19% return for the S&P 500/BARRA Growth Index.

     Another big U.S. stock story was sector rotation. It became clearer by April that the global economy in general was regaining some strength, and cyclical stocks (whose prices and earnings tend to follow the ups and downs of the economy) made a comeback. To buy these cyclical stocks, investors sold previous favorites such as high-tech and pharmaceutical shares.

BOND PERFORMANCE -- INFLATION FEARS RETURNED

     U.S. bond returns were generally quite low for the six-month period as strong economic growth translated into fears of future inflation and higher interest rates. For the most part, only the shortest-maturity securities, high-yield, and inflation-adjusted bonds posted positive returns.

     A bond version of sector rotation began in January. By early 1999, bond investors seemed to sense that the gloomiest economic predictions were not coming true, and they became more interested in higher yields than in safety and liquidity. Bondholders began selling Treasurys and buying higher-yielding bonds such as corporate and mortgage-backed securities.

     Corporate and mortgage-backed bond returns were also limited by higher interest rates. However, continued economic strength and healthy corporate profits helped boost corporate bonds. Higher rates held one positive for mortgage-backeds -- they helped slow the record mortgage refinancing wave that occurred in 1998.

     As a result of all these factors, corporates and mortgage-backeds outperformed Treasurys for the first six months of 1999 when Treasury yields jumped significantly, as shown in the accompanying yield curve graph. The benchmark 30-year Treasury bond yield climbed above 6% for the first time in a year and a half. The accompanying return table shows that only the shortest maturity Treasurys achieved positive performance for the period.

[left margin]

"ONLY THE SHORTEST MATURITY TREASURYS ACHIEVED POSITIVE PERFORMANCE FOR THE PERIOD."

[line graph - data below]

RISING TREASURY YIELD CURVE

YEARS TO MATURITY      12/31/98            6/30/99
1                        4.58%              5.35%
2                        4.52%              5.54%
3                        4.67%              5.61%
4                        4.67%              5.72%
5                        4.57%              5.66%
6                        4.60%              5.78%
7                        4.62%              5.90%
8                        4.62%              5.86%
9                        4.63%              5.82%
10                       4.63%              5.78%
11                       4.73%              5.86%
12                       4.84%              5.94%
13                       4.94%              6.02%
14                       5.05%              6.10%
15                       5.15%              6.18%
16                       5.20%              6.20%
17                       5.25%              6.22%
18                       5.30%              6.24%
19                       5.35%              6.26%
20                       5.40%              6.27%
21                       5.40%              6.26%
22                       5.39%              6.25%
23                       5.39%              6.24%
24                       5.38%              6.22%
25                       5.37%              6.21%
26                       5.32%              6.17%
27                       5.27%              6.13%
28                       5.22%              6.10%
29                       5.17%              6.06%
30                       5.12%              6.02%

Source: Bloomberg Financial Markets

TREASURY RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1999
  LEHMAN TREASURY BOND INDEX    -2.50%
  1-YEAR TREASURY BILL           2.05%
  2-YEAR TREASURY NOTE           1.19%
  5-YEAR TREASURY NOTE          -1.90%
  10-YEAR TREASURY NOTE         -5.69%
  30-YEAR TREASURY BOND         -9.37%

Source: Bloomberg Financial Markets


4      1-800-345-6488


VP Advantage--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1999

                         VP       BLENDED               LEHMAN INT.     90-DAY
                     ADVANTAGE     INDEX     S&P 500    GOVT. INDEX   T-BILL INDEX
================================================================================
6 MONTHS(1)             3.76%      5.22%      12.23%      -0.47%         2.24%
1 YEAR                 10.11%     11.80%      22.75%       4.43%         4.58%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                13.02%     15.27%      29.00%       6.57%         4.97%
5 YEARS                12.43%     14.92%      27.81%       6.87%         5.11%
LIFE OF FUND(2)         9.62%     11.75%      20.14%       7.00%         4.54%

The fund's inception date was 8/1/91.

(1) Returns for periods less than one year are not annualized.

See pages 17-18 for information about the blended index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/99
S&P 500                    $42,702
Blended Index              $24,147
VP Advantage               $20,688
Lehman Int. Govt. Index    $17,096

                   VP                            Lehman          Blended
                Advantage        S&P 500        Int. Govt.        Index
DATE              VALUE           VALUE           VALUE           VALUE
8/1/1991         $10,000         $10,000         $10,000         $10,000
9/30/1991        $10,174         $10,066         $10,363         $10,189
12/31/1991       $11,381         $10,910         $10,862         $10,750
3/31/1992        $10,804         $10,634         $10,748         $10,617
6/30/1992        $10,571         $10,836         $11,165         $10,881
9/30/1992        $10,773         $11,177         $11,655         $11,226
12/31/1992       $10,953         $11,740         $11,616         $11,455
3/31/1993        $11,126         $12,253         $12,051         $11,844
6/30/1993        $11,350         $12,313         $12,287         $11,978
9/30/1993        $11,720         $12,631         $12,546         $12,221
12/31/1993       $11,702         $12,924         $12,565         $12,360
3/31/1994        $11,716         $12,434         $12,332         $12,102
6/30/1994        $11,520         $12,486         $12,263         $12,119
9/30/1994        $11,789         $13,097         $12,358         $12,420
12/31/1994       $11,824         $13,094         $12,345         $12,448
3/31/1995        $12,192         $14,370         $12,859         $13,176
6/30/1995        $12,985         $15,742         $13,459         $13,963
9/30/1995        $13,512         $16,994         $13,668         $14,531
12/31/1995       $13,805         $18,017         $14,125         $15,114
3/31/1996        $13,983         $18,984         $14,028         $15,434
6/30/1996        $14,324         $19,836         $14,122         $15,792
9/30/1996        $14,649         $20,449         $14,365         $16,136
12/31/1996       $15,082         $22,153         $14,697         $16,864
3/31/1997        $14,798         $22,747         $14,694         $17,087
6/30/1997        $16,087         $26,720         $15,104         $18,515
9/30/1997        $16,938         $28,719         $15,491         $19,306
12/31/1997       $17,016         $29,543         $15,833         $19,748
3/31/1998        $18,016         $33,665         $16,072         $21,020
6/30/1998        $18,793         $34,775         $16,370         $21,505
9/30/1998        $18,131         $31,315         $17,134         $21,103
12/31/1998       $19,941         $37,985         $17,177         $22,966
3/31/1999        $20,595         $39,881         $17,131         $23,451
6/30/1999        $20,688         $42,702         $17,096         $24,147

$10,000 investment made 8/1/91

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The blended index is provided for comparison in each graph, while the Lehman Intermediate Government Index is provided for comparison in the graph at left. VP Advantage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

                   VP Advantage        Blended Index
DATE                  RETURN              RETURN
6/30/1992*             5.71%               8.79%
6/30/1993              7.37%              10.07%
6/30/1994              1.49%               1.16%
6/30/1995             12.71%              15.39%
6/30/1996             10.32%              13.42%
6/30/1997             12.31%              17.68%
6/30/1998             16.81%              16.45%
6/30/1999             10.11%              11.80%

* From 8/1/91 (the fund's inception date) to 6/30/92.


                                                 www.americancentury.com      5


VP Advantage--Q&A
--------------------------------------------------------------------------------
/photo of John Sykora, Jim Stowers III, Bruce Wimberly/
/photo of John Walsh/

Equity team: John Sykora, Jim Stowers III, Bruce Wimberly
Fixed-income team: John Walsh (pictured),  Jeff Houston

     Based on interviews with VP Advantage's equity team and John Walsh from the fixed-income team. John, who has been with American Century since 1996, joined the fund's fixed-income team in January 1999, replacing Bud Hoops, who still oversees American Century's entire corporate securities team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED JUNE 30?

     VP Advantage's domestic portfolio of approximately 40% stocks, 40% bonds, and 20% money market securities returned 3.76%. This gain reflected the blended returns of the fund's three core portfolios. VP Advantage's stock, bond, and money market holdings returned approximately 9.66%, -1.13%, and 1.56%, respectively.

     VP Advantage's benchmark (a blended index that combines the S&P 500, the Lehman Intermediate Government Bond Index, and a 90-day Treasury-bill index in the same 40/40/20 proportions as the asset mix of the portfolio) returned 5.22%. This reflected the combined returns of the S&P 500, the Lehman index, and the Treasury-bill index, which were 12.23%, -0.47%, and 2.24%, respectively.

WHAT CAUSED THE RETURN DIFFERENTIAL BETWEEN THE FUND AND THE BLENDED INDEX?

     The main reason was the performance of VP Advantage's stock portfolio versus its benchmark, the S&P 500, during the second quarter of 1999. The portfolio performed well during the first quarter, but struggled later, falling behind the benchmark.

     In the first quarter, the S&P 500's performance continued to be dominated by a small group of large-company growth stocks. VP Advantage owned many of these stocks too, so its equity holdings kept pace with the index. But in the second quarter, when cyclical stocks rallied and many high tech and pharmaceutical stocks slumped, fund performance suffered. High tech and pharmaceuticals represented two of the fund's largest positions. The fund was light on cyclicals, such as energy, chemical, and metals stocks.

     Energy and basic materials stocks were the beneficiaries of stronger global economic growth and a move toward undervalued sectors of the market. They weren't represented in VP Advantage's portfolio because they didn't meet the fund's strict requirements for sustainable, accelerating earnings growth.

[left margin]

"WE CURRENTLY INTEND FOR VP ADVANTAGE TO CONTINUE TO FULFILL ITS ROLE AS A MODERATE-RISK FUND FOR INVESTORS WHO WANT BOTH INCOME AND GROWTH."

[pie charts - data below]

TYPES OF INVESTMENTS
IN THE PORTFOLIO

AS OF JUNE 30, 1999
Common Stocks          41%
U.S. Treasury
  Securities           36%
Cash                   19%
Mortgage-Backed
  Securities            3%
U.S. Govt. Agency
  Securities            1%

AS OF DECEMBER 31, 1998
Common Stocks          38%
U.S. Treasury
  Securities           38%
Cash                   21%
Mortgage-Backed
  Securities            2%
U.S. Govt. Agency
  Securities            1%

Security types are defined on page 18.


6      1-800-345-6488


VP Advantage--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

TELL US MORE ABOUT YOUR HIGH-TECH HOLDINGS. WHY DID YOU ADD TO THEM?

     We believe that continued strong economic growth in the U.S. and improving economic conditions overseas will help create strong demand for computers, computer-related products, and other forms of electronic equipment.

     Furthermore, we think many corporate electronic purchases have been delayed until after Y2K has been cleared up. We believe that pent-up demand next year could boost the performance of many high-tech firms.

     Therefore, we built up our positions in computer software and services, electrical and electronic components, and computer peripherals. In computer software and services, we increased our holdings from three to seven companies. We cut Compuware and added Computer Associates, First Data, Oracle, Rational Software, and Unisys.

     In electrical and electronic components, we increased the number of holdings from one to five, adding Uniphase, Linear Technology, Texas
Instruments, and Xilinx. In computer peripherals, the big name was Cisco Systems, the computer networking company. We more than doubled our Cisco position, making it the fund's number one holding as of June 30.

WHY DID YOU REDUCE THE FUND'S POSITION IN  PHARMACEUTICALS?

     Changing economic conditions took much of the wind out of drug stocks. Pharmaceutical shares attract assets during periods--like 1998--when the economy looks like it might slow down. Drug stocks tend to offer steady earnings, even when the economy falters.

     As it became clearer in 1999 that the U.S. economy was strong and global economic conditions were improving, investors stopped being so concerned about safety, and started looking again for stocks with more sizzle.

     As a result, pharmaceutical stocks were hit pretty hard during the second quarter. With other companies and industries offering more attractive growth prospects, we trimmed our stake in pharmaceuticals.

SPEAKING OF STRUGGLING SECTORS, WHAT WERE THE PRIMARY FACTORS THAT AFFECTED THE PERFORMANCE OF THE FIXED-INCOME PORTFOLIO?

     Though economic strength and rising interest rates resulted in generally low bond returns, we did benefit from three factors:

     1. our large cash position,

     2. a reduction in the bond portfolio's sensitivity to interest rate changes, and

     3. our mortgage-backed securities holdings.

     The cash position helped us because as interest rates rose, cash outperformed most bonds. We also reduced the portfolio's sensitivity to interest rate changes by cutting its duration and weighted average maturity. Lower interest rate sensitivity meant less negative impact from rising rates.

     Our mortgage-backed position proved helpful because mortgage-backed securities outperformed most other types of bonds during the period. Rising rates meant less risk that mortgages would be refinanced. Refinancings, though good for homeowners, are bad for investors because they reduce the life of mortgage investments.

[right margin]

TOP TEN STOCK HOLDINGS
                              % OF EQUITY PORTFOLIO
                             AS OF            AS OF
                            6/30/99          12/31/98
CISCO SYSTEMS, INC.           5.1%             2.4%
AMERICA ONLINE INC.           4.8%             7.5%
GENERAL ELECTRIC
     CO. (U.S.)               4.6%             4.2%
TYCO INTERNATIONAL LTD.       4.1%             1.7%
MICROSOFT CORP.               4.1%             5.4%
AMERICAN INTERNATIONAL
     GROUP, INC.              3.8%             3.5%
SCHERING-PLOUGH CORP.         3.7%             2.4%
VODAFONE GROUP
     PLC ADR                  3.5%              --
CLEAR CHANNEL
     COMMUNICATIONS,
     INC.                     3.0%              --
WAL-MART STORES, INC.         2.9%             2.2%

TOP FIVE STOCK INDUSTRIES
                              % OF EQUITY PORTFOLIO
                             AS OF             AS OF
                            6/30/99          12/31/98
COMPUTER SOFTWARE
     & SERVICES              15.2%             13.7%
PHARMACEUTICALS              11.6%             20.3%
DIVERSIFIED COMPANIES         8.7%              5.8%
ELECTRICAL & ELECTRONIC
     COMPONENTS               8.5%              3.2%
COMPUTER PERIPHERALS          5.1%              2.4%


                                                 www.americancentury.com      7


VP Advantage--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Mortgage-backed securities also benefited from a change in investor sentiment that caused bond investors to shift out of lower-yielding Treasury securities into higher-yielding investments such as mortgages.

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY AND THE MARKETS?

     We expect to see continued strong economic growth, modest but higher inflation, and less interest rate volatility than we've seen over the past year. The strong growth/modest inflation formula is a familiar one that has pushed the U.S. stock market higher for the past four years. This could continue through 1999, barring any major unforeseen political or economic shocks.

     Our forecast for greater interest rate stability is based in part on recent volatility. We think the dramatic drop in interest rates in 1998 was an exaggerated move caused by abnormal occurrences such as the rapid liquidation of positions by highly leveraged hedge funds. We don't anticipate that kind of steep decline in interest rates anytime soon.

     Similarly, we don't expect rates to rise as much as they did in the first half of 1999. Another interest rate hike or two by the Fed and somewhat higher inflation already seem to be reflected in bond prices and yields, so we believe rates could increase moderately or trade in a relatively narrow range. Corporate and mortgage-backed securities should perform quite well if interest rate volatility remains relatively low.

WHAT'S YOUR OUTLOOK FOR VP ADVANTAGE?

     We currently intend for VP Advantage to continue to fulfill its role as a moderate-risk fund for investors who want both income and growth.

     The stock portfolio provides the potential for capital appreciation, while the goal of the fixed-income portfolio is to cushion the potential volatility of the stock holdings and provide a steady, reliable source of investment income.

[left margin]

"WE ALSO REDUCED THE PORTFOLIO'S SENSITIVITY TO INTEREST RATE CHANGES BY CUTTING ITS DURATION AND WEIGHTED AVERAGE MATURITY."

FIXED-INCOME PORTFOLIO
                                                 AS OF            AS OF
                                                6/30/99         12/31/98
============================================================================
PORTFOLIO SENSITIVITY TO INTEREST RATES
   WEIGHTED AVERAGE MATURITY                   5.5 YEARS        5.7 YEARS
   DURATION                                    3.8 YEARS        4.0 YEARS
============================================================================
PORTFOLIO CREDIT QUALITY                      % OF FIXED-INCOME PORTFOLIO
       AAA                                       100%             100%

Investment terms are defined in the Glossary on pages 18-19. Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 17 for more information.


8      1-800-345-6488


VP Advantage--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of reporting period.

JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS--40.5%
AEROSPACE & DEFENSE--0.6%
                    2,000  United Technologies Corp.               $   143,375
                                                                   ------------
BANKING--0.7%
                      400  Chase Manhattan Corp.                        34,650
                    3,000  Wells Fargo & Co.                           128,250
                                                                   ------------
                                                                       162,900
                                                                   ------------
BIOTECHNOLOGY--0.6%
                    2,200  Biogen, Inc.(1)                             141,556
                                                                   ------------
BROADCASTING & MEDIA--1.8%
                    4,000  Clear Channel Communications,
                              Inc.(1)                                  275,750
                    1,800  Time Warner Inc.                            132,300
                                                                   ------------
                                                                       408,050
                                                                   ------------
BUSINESS SERVICES & SUPPLIES--0.4%
                    2,000  Young & Rubicam Inc.                         90,875
                                                                   ------------
COMPUTER PERIPHERALS--2.1%
                    7,400  Cisco Systems Inc.(1)                       476,606
                                                                   ------------
COMPUTER SOFTWARE & SERVICES--6.1%
                    4,000  America Online Inc.(1)                      442,000
                    1,000  Computer Associates International,
                              Inc.                                      55,000
                    3,400  First Data Corp.                            166,388
                    4,200  Microsoft Corp.(1)                          378,525
                    3,800  Oracle Corp.(1)                             141,075
                    2,500  Rational Software Corp.(1)                   82,422
                    3,700  Unisys Corp.(1)                             144,069
                                                                   ------------
                                                                     1,409,479
                                                                   ------------
COMPUTER SYSTEMS--1.0%
                    1,200  International Business Machines
                              Corp.                                    155,100
                    1,000  Sun Microsystems, Inc.(1)                    68,906
                                                                   ------------
                                                                       224,006
                                                                   ------------
CONSUMER PRODUCTS--0.8%
                    2,000  Procter & Gamble Co. (The)                  178,500
                                                                   ------------
DIVERSIFIED COMPANIES--3.5%
                    3,800  General Electric Co. (U.S.)                 429,400
                    4,000  Tyco International Ltd.                     379,000
                                                                   ------------
                                                                       808,400
                                                                   ------------

Shares                                                                 Value
--------------------------------------------------------------------------------
ELECTRICAL & ELECTRONIC  COMPONENTS--3.4%
                    2,000  Intel Corp.                             $   118,937
                    1,000  Linear Technology Corp.                      67,312
                    1,600  Texas Instruments Inc.                      232,000
                    1,000  Uniphase Corp.(1)                           166,125
                    3,600  Xilinx, Inc.(1)                             206,212
                                                                   ------------
                                                                       790,586
                                                                   ------------
FINANCIAL SERVICES--1.3%
                    1,800  Equitable Companies Inc.                    120,600
                    1,700  Franklin Resources, Inc.                     69,062
                    1,000  Schwab (Charles) Corp.                      109,875
                                                                   ------------
                                                                       299,537
                                                                   ------------
FOOD & BEVERAGE--1.8%
                    2,500  Coca-Cola Company (The)                     156,250
                    5,000  Coca-Cola Enterprises, Inc.                 148,750
                    2,600  PepsiCo, Inc.                               100,588
                                                                   ------------
                                                                       405,588
                                                                   ------------
INDUSTRIAL EQUIPMENT & MACHINERY--0.9%
                    1,300  Mannesmann AG ORD                           195,159
                                                                   ------------
INSURANCE--1.5%
                    2,984  American International Group, Inc.          349,314
                                                                   ------------
LEISURE--0.5%
                    2,800  Viacom, Inc. Cl B(1)                        123,200
                                                                   ------------
MEDICAL EQUIPMENT & SUPPLIES--1.2%
                    3,700  Guidant Corp.                               190,319
                    1,000  Medtronic, Inc.                              77,875
                                                                   ------------
                                                                       268,194
                                                                   ------------
PHARMACEUTICALS--4.7%
                    2,600  Bristol-Myers Squibb Co.                    183,137
                    5,000  Glaxo Wellcome plc ORD                      138,946
                    1,900  Pfizer, Inc.                                208,525
                    6,400  Schering-Plough Corp.                       339,200
                    3,000  Warner-Lambert Co.                          208,125
                                                                   ------------
                                                                     1,077,933
                                                                   ------------
PRINTING & PUBLISHING--0.6%
                    2,400  McGraw-Hill Companies, Inc. (The)           129,450
                                                                   ------------
RESTAURANTS--0.5%
                    2,800  McDonald's Corp.                            115,675
                                                                   ------------

See Notes to Financial Statements


                                                 www.americancentury.com      9


VP Advantage--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------
RETAIL (APPAREL)--0.7%
                    1,200  Gap, Inc. (The)                         $    60,450
                    1,300  Limited, Inc. (The)                          58,987
                      800  Ross Stores, Inc.                            40,225
                                                                   -----------
                                                                       159,662
                                                                   -----------
RETAIL (GENERAL MERCHANDISE)--1.6%
                    1,400  Costco Companies, Inc.(1)                   112,044
                    5,500  Wal-Mart Stores, Inc.                       265,375
                                                                   -----------
                                                                       377,419
                                                                   -----------
RETAIL (INTERNET)--0.2%
                      300  eBay Inc.(1)                                 45,384
                                                                   -----------
RETAIL (SPECIALTY)--1.0%
                    3,500  Home Depot, Inc.                            225,531
                                                                   -----------
TELEPHONE COMMUNICATIONS--1.6%
                    2,000  ALLTEL Corp.                                143,000
                      600  MCI WorldCom, Inc.(1)                        51,619
                    3,000  Sprint Corp.                                158,438
                                                                   -----------
                                                                       353,057
                                                                   -----------
WIRELESS COMMUNICATIONS--1.4%
                    1,650  Vodafone Group plc ADR                      325,050
                                                                   -----------
TOTAL COMMON STOCKS                                                  9,284,486
                                                                   -----------
   (Cost $6,866,813)

U.S. TREASURY SECURITIES--35.8%
               $1,000,000  U.S. Treasury Notes, 7.75%,
                              1/31/00                                1,015,309
                1,000,000  U.S. Treasury Notes, 5.75%,
                              10/31/00                               1,004,863
                  150,000  U.S. Treasury Notes, 5.50%,
                              12/31/00                                 150,149
                  300,000  U.S. Treasury Notes, 6.25%,
                              1/31/02                                  304,324
                1,200,000  U.S. Treasury Notes, 6.50%,
                              5/31/02                                1,228,283
                1,000,000  U.S. Treasury Notes, 7.875%,
                              11/15/04                               1,090,662
                2,000,000  U.S. Treasury Notes, 6.50%,
                              8/15/05                                2,057,659
                  800,000  U.S. Treasury Notes, 6.50%,
                              10/15/06                                 826,104

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $   400,000  U.S. Treasury Bonds, 9.125%,
                              5/15/18                              $   524,210
                                                                   -----------
TOTAL U.S. TREASURY SECURITIES                                       8,201,563
                                                                   -----------
   (Cost $8,219,236)

U.S. GOVERNMENT AGENCY SECURITIES--1.0%
                  250,000  FNMA MTN, 5.54%, 2/5/04                     242,602
                                                                   -----------
   (Cost $250,000)

MORTGAGE-BACKED SECURITIES(2)--3.5%
                  440,429  FNMA Pool #426431, 6.50%,
                              6/1/13                                   435,041
                  198,145  FNMA Pool #454947, 6.00%,
                              12/1/28                                  186,828
                  171,759  GNMA Pool #780412, 7.50%,
                              8/15/26                                  174,134
                                                                   -----------
TOTAL MORTGAGE-BACKED SECURITIES                                       796,003
                                                                   -----------
   (Cost $815,169)

TEMPORARY CASH INVESTMENTS--19.2%
   Repurchase Agreement, BA Securities Services,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.68%, dated 6/30/99,
    due 7/1/99 (Delivery value $800,104)                               800,000
   Repurchase Agreement, Goldman Sachs & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.70%, dated 6/30/99,
    due 7/1/99 (Delivery value $1,100,144)                           1,100,000
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.72%, dated 6/30/99,
    due 7/1/99 (Delivery value $1,100,144)                           1,100,000
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 4.70%, dated 6/30/99,
    due 7/1/99 (Delivery value $1,100,144)                           1,100,000
   Units of Participation in Chase Vista U.S.
    Government Money Market Fund (Institutional
    Shares)                                                            300,000
                                                                   -----------
TOTAL TEMPORARY CASH INVESTMENTS                                     4,400,000
                                                                   -----------
   (Cost $4,400,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $22,924,654
                                                                   ===========
   (Cost $20,551,218)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt  MTN = Medium Term Note

FNMA = Federal National Mortgage Association  ORD = Foreign Ordinary Share

GNMA = Government National Mortgage Association

(1)  Non-income producing.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

                                              See Notes to Financial Statements


10      1-800-345-6488


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 1999 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $20,551,218)
  (Note 3) .................................................        $ 22,924,654
Cash .......................................................              60,640
Receivable for investments sold ............................             307,846
Dividends and interest receivable ..........................             147,174
                                                                    ------------
                                                                      23,440,314
                                                                    ------------

LIABILITIES
Payable for investments purchased ..........................             123,123
Accrued management fees (Note 2) ...........................              18,919
Payable for directors' fees and expenses ...................                  38
                                                                    ------------
                                                                         142,080
                                                                    ------------
Net Assets .................................................        $ 23,298,234
                                                                    ============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized .................................................         200,000,000
                                                                    ============
Outstanding ................................................           3,577,762
                                                                    ============
Net Asset Value Per Share ..................................        $       6.51
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ....................        $ 18,204,792
Undistributed net investment income ........................             307,636
Accumulated undistributed
  net realized gain on
  investments and foreign
  currency transactions ....................................           2,411,608
Net unrealized appreciation on
  investments and translation
  of assets and liabilities in foreign
  currencies (Note 3) ......................................           2,374,198
                                                                    ------------
                                                                    $ 23,298,234
                                                                    ============

See Notes to Financial Statements


                                                www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ...................................................        $   398,924
Dividends ..................................................             27,500
                                                                    -----------
                                                                        426,424
                                                                    -----------
Expenses (Note 2):
Management fees ............................................            120,740
Directors' fees and expenses ...............................                119
                                                                    -----------
                                                                        120,859
                                                                    -----------
Net investment income ......................................            305,565
                                                                    -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on:
  Investments ..............................................          2,439,590
  Foreign currency transactions ............................              2,507
                                                                    -----------
                                                                      2,442,097
                                                                    -----------
Change in net unrealized
appreciation on:
  Investments ..............................................         (1,808,993)
  Translation of assets and liabilities
  in foreign currencies ....................................                762
                                                                    -----------
                                                                     (1,808,231)
                                                                    -----------
Net realized and unrealized
  gain on investments ......................................            633,866
                                                                    -----------
Net Increase in Net Assets
  Resulting from Operations ................................        $   939,431
                                                                    ===========

                                              See Notes to Financial Statements


12      1-800-345-6488


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much the fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1998

Increase (Decrease) in Net Assets                       1999            1998

OPERATIONS
Net investment income ........................    $    305,565     $    694,092
Net realized gain on investments
  and foreign currency transactions ..........       2,442,097        1,680,064
Change in net unrealized appreciati
  on on investments and
  translation of assets and liabilities
  in foreign currencies ......................      (1,808,231)       1,644,573
                                                  ------------     ------------
Net increase in net assets
  resulting from operations ..................         939,431        4,018,729
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................        (689,103)        (550,641)
From net realized gains
  on investment transactions .................      (1,635,766)      (2,071,936)
                                                  ------------     ------------
Decrease in net assets from distributions ....      (2,324,869)      (2,622,577)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................       1,019,099        1,310,979
Proceeds from reinvestment
  of distributions ...........................       2,324,869        2,622,577
Payments for shares redeemed .................      (4,968,766)      (4,265,031)
                                                  ------------     ------------
Net decrease in net assets
  from capital share transactions ............      (1,624,798)        (331,475)
                                                  ------------     ------------
Net increase (decrease) in net assets ........      (3,010,236)       1,064,677

NET ASSETS
Beginning of period ..........................      26,308,470       25,243,793
                                                  ------------     ------------
End of period ................................    $ 23,298,234     $ 26,308,470
                                                  ============     ============
Undistributed net investment income ..........    $    307,636     $    691,174
                                                  ============     ============

TRANSACTIONS IN SHARES OF THE FUND
Sold .........................................         152,544          203,590
Issued in reinvestment of distributions ......         362,129          423,680
Redeemed .....................................        (728,940)        (657,844)
                                                  ------------     ------------
Net decrease .................................        (214,267)         (30,574)
                                                  ============     ============

See Notes to Financial Statements


                                                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. VP Advantage Fund, (the fund) is one of the six funds issued by the corporation. The fund's investment objective is current income and capital growth. The fund seeks to achieve its investment objective by investing approximately 20% of the fund's assets in cash or cash equivalents, 40% in fixed income securities and 40% in equity securities that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 1.00%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.


14      1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, totaled $7,511,276, including purchases of U.S. Treasury and Agency obligations totaling $856,305. Sales of investment securities, excluding short-term investments, totaled $9,955,281, including sales of U.S. Treasury and Agency obligations totaling $1,467,577.

    As of June 30, 1999, accumulated net unrealized appreciation was $2,347,802, based on the aggregate cost of investments for federal income tax purposes of $20,576,852, which consisted of unrealized appreciation of $2,552,741 and unrealized depreciation of $204,939.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the six months ended June 30, 1999.

--------------------------------------------------------------------------------
5.  FUND EVENTS

    The following name change became effective March 1, 1999:

           ==================================================================
           NEW NAME                     FORMER NAME
           ==================================================================

  FUND:    VP Advantage Fund            American Century VP Advantage


                                                www.americancentury.com      15


VP Advantage--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a guage of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                           1999(1)          1998           1997         1996          1995          1994
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $     6.94       $     6.60    $     6.29    $     6.19    $     5.48    $     5.57
                                        ----------       ----------    ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income ..............        0.11             0.19          0.19          0.20          0.20          0.15
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .......................        0.14             0.86          0.56          0.34          0.71         (0.09)
                                        ----------       ----------    ----------    ----------    ----------    ----------
  Total From Investment Operations ...        0.25             1.05          0.75          0.54          0.91          0.06
                                        ----------       ----------    ----------    ----------    ----------    ----------
Distributions
  From Net Investment Income .........       (0.20)           (0.15)        (0.10)        (0.15)        (0.20)        (0.15)
  From Net Realized Gains on
  Investment Transactions ............       (0.48)           (0.56)        (0.34)        (0.29)         --            --
                                        ----------       ----------    ----------    ----------    ----------    ----------
  Total Distributions ................       (0.68)           (0.71)        (0.44)        (0.44)        (0.20)        (0.15)
                                        ----------       ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period .......  $     6.51       $     6.94    $     6.60    $     6.29    $     6.19    $     5.48
                                        ==========       ==========    ==========    ==========    ==========    ==========
  Total Return(2) ....................        3.76%           17.19%        12.83%         9.25%        16.75%         1.03%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average  Net Assets .............        1.00%(3)         1.00%         0.99%         0.98%         0.95%         1.00%
Ratio of Net Investment Income
  to Average  Net Assets .............        2.53%(3)         2.74%         2.85%         3.10%         3.32%         2.65%
Portfolio Turnover Rate ..............          38%              82%           69%           80%           99%           57%
Net Assets, End of Period
  (in thousands) .....................  $   23,298       $   26,308    $   25,244    $   25,230    $   24,037    $   22,413

(1) Six months ended June 30, 1999 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

                                              See Notes to Financial Statements


16      1-800-345-6488


Background Information
--------------------------------------------------------------------------------

INVESTMENT TEAM LEADERS

   Equity Portfolio
     JIM STOWERS III
     JOHN SYKORA
     BRUCE WIMBERLY

   Fixed-Income Portfolio
     JEFF HOUSTON
     JOHN WALSH

INVESTMENT PHILOSOPHY AND POLICIES

    AMERICAN CENTURY VP ADVANTAGE seeks to provide current income and capital growth. Under normal market conditions, the fund keeps about 40% of its assets in quality, intermediate-term U.S. bonds, 20% in U.S. government money market securities with a weighted average maturity of six months or less, and the remaining 40% in the stocks of firms considered by management to have better-than-average prospects for appreciation.

    We attempt to keep the fund's equity and bond portfolios fully invested at their respective percentages regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities may significantly limit the potential for gain.

    For the equity portfolio, the management team seeks to own successful companies, which we define as those with growing earnings and revenues.

    For the fixed-income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds and money market securities--those rated in the top four quality categories by nationally recognized statistical organizations.

    Each portfolio is managed by a team rather than one "star" manager. We believe this allows us to make better, more consistent management decisions.

COMPARATIVE INDICES

    The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

    The BLENDED INDEX is considered the benchmark for VP Advantage. It combines three widely known indices in proportion to the asset mix of the fund. Accordingly, 40% of the index is represented by the Lehman Intermediate Government Bond Index, another 40% is represented by the S&P 500, and the remaining 20% is represented by a 90-day Treasury bill index.

    The LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX is considered to represent the performance of a high-quality portfolio of intermediate-term U.S. Treasury and government agency bonds. The index is composed of over 800 U.S. Treasury and government agency securities with an average maturity of three to five years.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly-traded large-capitalization U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

    The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

CREDIT RATING GUIDELINES

    Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

    Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default.

    It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.


                                                www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.

FIXED-INCOME TERMS

* CASH -- short-term debt securities of such high liquidity and safety that they are virtually as good as cash.

* CREDIT QUALITY --reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

* DURATION --a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies such as the Federal Home Loan Bank and the Federal Farm Credit Bank. Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency.

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.

* WEIGHTED AVERAGE MATURITY (WAM) --another measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

EQUITY TERMS

* BLUE CHIP STOCKS --generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.

* COMMON STOCKS --units of ownership of a public corporation.

* CYCLICAL STOCKS --generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

* GROWTH STOCKS --generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth.

* VALUE STOCKS --generally considered to be stocks that are relatively inexpensive.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS --these tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --these tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS --these tend to be the stocks that make up the S&P SmallCap 600.


18      1-800-345-6488


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)
FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-6488


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


--------------------------------------------------------------------------------
[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-345-1833

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419385                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


9908                                                    Funds Distributor, Inc.
SH-SAN-17131                      (c)1999 American Century Services Corporation

[front cover]
                                                                   JUNE 30, 1999

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY
VARIABLE PORTFOLIOS

    [graphic of stairs]

-----------------------
VP INCOME & GROWTH

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

[left margin]

VARIABLE PORTFOLIOS
VP INCOME & GROWTH
-------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the six months ended June 30, 1999, we witnessed a surprising turnaround in the U.S. economic outlook. When we last addressed you in the annual report for American Century VP Income & Growth, the Federal Reserve (the U.S. central bank) had recently cut short-term interest rates to bolster the U.S. economy and help stabilize markets worldwide.

     This came after economic and financial crises in Asia, Russia, and Latin America, and the near collapse of several hedge funds. The global economic outlook was still quite uncertain -- many financial observers predicted slow economic growth in the U.S. in 1999 and further interest rate cuts.

     Instead, global economic conditions rebounded. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had returned. Interest rates rose while the U.S. stock market soared -- the benchmark 30-year Treasury bond yield closed above 6% for the first time in a year and a half and the Dow Jones Industrial Average broke through 10,000 in the first quarter and continued to climb to record highs in the second quarter.

     In the spirit of our ongoing Year 2000 readiness disclosures,* here's an update on our preparations for Y2K. Our senior level Year 2000 Steering Committee, computer programmers, business partners, and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors. All of our computer systems have been modified, tested, and returned to production. We have an ongoing commitment to testing our systems with vendors, business partners, and within the industry through the rest of the year.

     In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

     Elsewhere on the corporate front, we continued to expand the American Century investment team, which has doubled over the past three years. We're committed to building and maintaining a talented management group.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Vice Chairman of the Board and
                                         Chief Executive Officer

[right margin]

            Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
VP INCOME & GROWTH
   Performance Information .................................................   5
   Management Q&A ..........................................................   6
   Portfolio at a Glance ...................................................   6
   Top Ten Holdings ........................................................   7
   Top Five Industries .....................................................   8
   Schedule of Investments .................................................   9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  14
   Statement of Operations .................................................  15
   Statements of Changes
      in Net Assets ........................................................  16
   Notes to Financial
      Statements ...........................................................  17
   Financial Highlights ....................................................  19
OTHER INFORMATION
   Background Information
      Investment Team
         Leaders ...........................................................  20
      Investment Philosophy
         and Policies ......................................................  20
      Comparative Indices ..................................................  20
   Glossary ................................................................  21

* This letter includes a Year 2000 Readiness Disclosure.


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* U.S. stocks performed fairly well during the six months ended June 30, 1999. Large-cap stocks continued to enjoy above-average gains, while mid- and small-cap shares posted more historically average returns.

* Large-cap growth stocks won the lion's share of gains during 1998, and that trend continued into early 1999.

* The second quarter of 1999 clearly demonstrated the value of maintaining a diversified stock portfolio--investors turned from large-cap growth stocks and instead sought attractively priced value and small-company shares.

*   Cyclical   stocks--those  closely  tied  to  economic  ups  and  downs--also performed well during the three months ended June 30.

* Solid corporate earnings and resilient economic strength attracted the attention of the Federal Reserve. The Fed raised short-term interest rates at the end of June to slow U.S. growth to a less-inflationary pace.

MANAGEMENT Q&A

*   VP Income & Growth  gained  nearly 10%, but trailed its  benchmark,  the S&P
    500.

* Our underweighted position in some of the bellwether companies that drove the market during the first quarter led to underperformance relative to the S&P 500.

* VP Income & Growth outperformed the S&P 500 in the second quarter for some of the same reasons it had underperformed during the first quarter.

*   Hewlett-Packard and Morgan Stanley Dean Witter were two of the fund's better
    performers   during  the  six   months--they   rose  roughly  48%  and  45%,
    respectively.

* The fund's slight value tilt relative to the S&P 500 limited its holdings of some of the more high-flying media stocks, which performed very well despite what we felt were overly inflated prices.

* Going forward, we intend to remain fully invested, while focusing more on individual stock selection within each industry, rather than on broad industry over- and underweights relative to the S&P 500.

[left margin]

           VP INCOME & GROWTH
TOTAL RETURNS:         AS OF 6/30/99
   6 Months                   9.76%*
   1 Year                     18.54%
INCEPTION DATE:             10/30/97
NET ASSETS:           $264.6 million

* Not annualized.

Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-6488


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

MARKET SNAPSHOT

     U.S. stocks performed fairly well during the six months ended June 30, 1999. Large-cap stocks continued to enjoy above-average gains, while mid- and small-cap shares posted more historically average returns. (See the accompanying Stock Market Returns table.)

     Solid corporate earnings and fairly robust U.S. economic growth kept investor sentiment high and fueled gains in domestic equities.

THE SEEDS OF CHANGE

     Large-cap growth stocks won the lion's share of gains during 1998, and that trend continued into early 1999. Investor willingness to pay unprecedented prices for stocks of companies providing above-average earnings primarily benefited from this trend.

     In addition, market leadership was very narrow. According to Morgan Stanley Dean Witter, just five stocks accounted for half of the S&P 500's return during the first three months of 1999, while a mere 18 accounted for the full 100%; the rest essentially canceled each other out. (Because the S&P 500 is weighted by market value, the higher the total value of a company's stock, the more it influences index returns.)

     As a result, the difference between the performance of large-cap growth and value stocks was the greatest it has ever been. But bellwether growth names became increasingly expensive. And with U.S. economic growth showing few signs of wear and tear from 1998's global economic crises, investors became less cautious and began to look for better values.

VALUE AND SMALL-CAP STOCKS SURGE

     That was the backdrop as the second quarter of 1999 began--a quarter that clearly demonstrated the value of maintaining a diversified stock portfolio. Turning from large-cap growth stocks, investors sought attractively priced value and small-company shares. Unlike growth stocks, value stocks tend to have lower price/earnings ratios, meaning that investors pay less for earnings.

     Such shares were clear favorites during the quarter--the S&P 500/BARRA Value Index, a benchmark for the performance of large-cap value stocks, rose 10.8%, significantly higher than the 3.8% return of the S&P 500/BARRA Growth Index. More impressive still, however, was the performance of small-cap value shares: the S&P SmallCap 600/BARRA Value Index rose a stellar 19.9%, outpacing the S&P SmallCap 600/BARRA Growth Index, which jumped 11.1%.

     Cyclical stocks--those closely tied to economic ups and downs--also performed well during the three months ended June 30. Investors greeted these stocks with enthusiasm because of improving global economic conditions.

[right margin]

LARGE-CAP STOCKS CONTINUED TO ENJOY ABOVE-AVERAGE GAINS, WHILE MID- AND SMALL-CAP SHARES POSTED MORE HISTORICALLY AVERAGE RETURNS."

STOCK MARKET RETURNS
FOR THE SIX MONTHS ENDED JUNE 30, 1999
   S&P 500                 12.23%
   S&P MIDCAP 400           6.87%
   S&P SMALLCAP 600         5.04%

Source: Lipper Inc.

These   indices   represent   the   performance   of   large-,    medium-,   and
small-capitalization stocks.

[line graph - data below]

STOCK MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1999

                     S&P 500        S&P Midcap 400    S&P SmallCap 600
12/31/1998            $1.00             $1.00             $1.00
1/31/1999             $1.04             $0.96             $0.99
2/28/1999             $1.01             $0.91             $0.90
3/31/1999             $1.05             $0.94             $0.91
4/30/1999             $1.09             $1.01             $0.97
5/31/1999             $1.06             $1.01             $0.99
6/30/1999             $1.12             $1.07             $1.05

Source: Lipper Inc.

These indices are defined on page 20.


                                                 www.americancentury.com      3


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
                                                                    (Continued)

     That turn of events allowed shares of aluminum, chemicals, construction, and diversified machinery companies to provide some of the quarter's better returns. Aluminum was also one of the better performing industries for the entire six months, as were the brokerage, broadcast/media, industrials, and semiconductor industries.

ECONOMIC UNDERPINNINGS

     The longest economic expansion in 50 years provided the springboard for the stock market's continued gains. The remarkable U.S. economic engine churned ahead at a 4.3% annual pace during the first quarter, accompanied by corporate earnings that were far stronger than expected. Improvements in Pacific Rim economies--where Korea's industrial production surged, Taiwan's leading indicators rose, and Japan's economy showed signs of life--enhanced the global economic outlook.

     The U.S. economy slowed some in the second quarter, but still grew at an estimated 2.3% annual pace. Meanwhile, U.S. corporate profits rose 16%--the largest quarterly gain in nearly four years. By the end of June, the three most widely recognized U.S. stock indices--the Dow Jones Industrials, the S&P 500, and the Nasdaq Composite--all achieved record highs.

THE FED INTERVENES

     Impressive corporate earnings and economic strength attracted the attention of the Federal Reserve (the Fed). Just days after the government's May announcement that consumer prices experienced their biggest monthly gain in almost nine years, the Fed announced that it had shifted to a rate-raising bias. On June 30th, the Fed went further, ratcheting short-term interest rates a quarter of a percent higher. Viewed as a precautionary move, the widely expected increase had little negative impact on U.S. financial markets.

     In fact, stocks staged a relief rally after the Fed revealed that it had reverted from its tightening bias to a neutral stance. Many market participants had feared that the quarter-percent hike might be just the first in a series over the coming months. So signs that the Fed intends to wait for evidence that inflation is accelerating before raising borrowing costs again were well received.

[left margin]

"THE U.S. ECONOMY SLOWED SOME IN THE SECOND QUARTER, BUT STILL GREW AT AN ESTIMATED 2.3% ANNUAL PACE."

[line graph - data below]

GROWTH VS. VALUE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED JUNE 30, 1999

               S&P 500/BARRA Value      S&P 500/BARRA Growth
12/31/1998            $1.00                   $1.00
1/31/1999             $1.02                   $1.06
2/28/1999             $1.00                   $1.02
3/31/1999             $1.03                   $1.07
4/30/1999             $1.12                   $1.07
5/31/1999             $1.10                   $1.04
6/30/1999             $1.14                   $1.11

Source: Lipper Inc.

GROWTH VS. VALUE BY MARKET CAPITALIZATION
FOR THE SIX MONTHS ENDED JUNE 30, 1999
  S&P 500/BARRA GROWTH                10.98%
  S&P 500/BARRA VALUE                 13.96%
  S&P MIDCAP 400/BARRA GROWTH          8.19%
  S&P MIDCAP 400/BARRA VALUE           5.68%
  S&P SMALLCAP 600/BARRA GROWTH        1.67%
  S&P SMALLCAP 600/BARRA VALUE         8.45%

Source: Russell/Mellon Analytical


4      1-800-345-6488


VP Income & Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 1999

                             VP INCOME & GROWTH             S&P 500
===========================================================================
6 MONTHS(1)                         9.76%                    12.23%
1 YEAR                             18.54%                    22.75%
===========================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND                       27.61%                    30.46%

The fund's inception date was 10/30/97.

(1) Returns for periods less than one year are not annualized.

See pages 20-21 for information about returns about returns and the comparative index.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the separate account prospectus for a discussion of the charges related to the insurance contracts.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 6/30/1999
S&P 500                  $15,572
VP Income & Growth       $15,011

                 VP Income & Growth       S&P 500
DATE                   VALUE               VALUE
10/30/1997            $10,000             $10,000
11/30/1997            $10,540             $10,572
12/31/1997            $10,780             $10,754
1/31/1998             $10,801             $10,872
2/28/1998             $11,761             $11,656
3/31/1998             $12,403             $12,253
4/30/1998             $12,443             $12,378
5/31/1998             $12,242             $12,165
6/30/1998             $12,664             $12,659
7/31/1998             $12,483             $12,525
8/31/1998             $10,636             $10,715
9/30/1998             $11,238             $11,402
10/31/1998            $12,181             $12,327
11/30/1998            $12,904             $13,074
12/31/1998            $13,675             $13,828
1/31/1999             $14,139             $14,406
2/28/1999             $13,554             $13,958
3/31/1999             $13,940             $14,516
4/30/1999             $14,444             $15,078
5/31/1999             $14,161             $14,722
6/30/1999             $15,011             $15,572

$10,000 investment made 10/30/97

The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500 is provided for comparison. VP Income & Growth's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the return of the index does not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                                 www.americancentury.com      5


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
/photo of Kurt Borgwardt and John Schniedwind/

     Based on an interview with Kurt Borgwardt and John Schniedwind, portfolio managers on the VP Income & Growth fund investment team.

HOW DID VP INCOME & GROWTH PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 1999?

     The fund grew nearly 10%, but trailed its benchmark, the S&P 500. The fund returned 9.76% for the six months, compared with the S&P 500's 12.23% return. (Please see the previous page for other fund performance comparisons.)

WHAT CAUSED THE FUND TO UNDERPERFORM THE S&P 500?

     Simply put, the fund was underweight in many of the bellwether companies that drove the S&P 500's first-quarter performance (see pages 3 and 4). A significant factor behind that trend was concern that 1998's global economic crises would translate into slowing economic growth, constricting the U.S. economy and the profits of smaller, less-diversified companies.

     Investors favored larger, more liquid names, sending price/earnings ratios even higher, meaning investors were willing to continue paying increasingly higher amounts for these companies' earnings.

     Because VP Income & Growth tends to maintain a more value-oriented bias than the S&P 500, the stocks in the portfolio were, on average, more reasonably priced based on their underlying companies' earnings outlook, business fundamentals, or intrinsic value. However, since narrow market leadership prevailed, the attractive values that our models helped us find weren't as highly rewarded as more-normal market conditions might have allowed.

WHAT HAPPENED TO THE FUND'S RETURNS IN THE SECOND QUARTER, WHEN MARKET SENTIMENT SHIFTED DIRECTION?

     The fund outperformed the S&P 500 for some of the same reasons it had underperformed during the first quarter. Those reasons include the fund's value-stock tilt, as well as its tendency to hold shares of companies with slightly smaller market capitalizations. Unfortunately, the fund's second-quarter outperformance of the S&P 500 fell a bit shy of overcoming the first-quarter deficit.

WHAT WERE SOME OF THE FUND'S BETTER- PERFORMING STOCKS?

     Shares of Hewlett-Packard (HP), the fund's eighth largest holding, certainly fall into that category. HP is a leading global provider of computing and imaging solutions and services for businesses and homes. The company is also focused on capitalizing on Internet opportunities, as well as the proliferation of electronic services.

     Our models favored HP shares because of their attractive price relative to the company's earnings, which surpassed market expectations for the third

[left margin]

"THE FUND GREW NEARLY 10%, BUT TRAILED ITS BENCHMARK, THE S&P 500."

PORTFOLIO AT A GLANCE
                            6/30/99          12/31/98
NO. OF COMPANIES              269               267
MEDIAN P/E RATIO             22.3              20.6
PORTFOLIO TURNOVER          21%(1)            55%(2)

(1)  Six months ended 6/30/99.

(2) Year ended 12/31/98.

Investment terms are defined in the Glossary on pages 21-22.


6      1-800-345-6488


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

consecutive quarter. HP cited solid net earnings from the sale of personal computers and strong profits from its printing and imaging endeavors as some of the main catalysts for the positive results. Not surprisingly, the stock's price reflected that upbeat performance--shares of HP rose almost 48% during the first half of 1999.

THE INVESTMENT BANKING/BROKERAGE INDUSTRY WAS ONE OF THE BEST PERFORMERS IN THE FIRST HALF OF 1999. DID YOU HAVE ANY STOCKS THERE THAT PERFORMED WELL?

     Yes, we favored Morgan Stanley Dean Witter in particular. The company is a global financial services firm and market leader in securities, asset management, and credit services. The company reported a 42% increase in per-share earnings during its quarter ended May 31, 1999.

     Although the firm's securities and credit services revenue were impressive, its investment banking performance was particularly noteworthy because of the company's ability to capitalize on the trend toward consolidation in many industries. We've been generally pleased by the results we've seen since adding the stock to the fund's portfolio: the price rose roughly 45% since the beginning of this year.

THE MEDIA INDUSTRY ALSO FARED WELL DURING THE SIX MONTHS. HOW DID YOUR SELECTIONS IN THIS AREA FACTOR INTO VP INCOME & GROWTH'S RETURNS?

     Though the fund certainly benefited from its holdings in this area, we were unfortunately underweight in several of the industry's brighter stars. The main reason the fund was underweight in such stocks was because their valuations were far less attractive than shares of other companies in the media industry, such as those of CBS.

     MediaOne is a prime example. The company provides basic and premium cable television services to over five million subscribers. MediaOne recently introduced high speed Internet access, telephone services, and digital television in some of its service areas. The company also has interests in some of the fastest-growing wireless communications businesses outside of the U.S.

     When MediaOne became an acquisition target of AT&T--a widely recognized name in the communications services industry and the most widely held stock in the United States--shares rose sharply.

LOOKING AHEAD, WHAT DO YOU THINK IS IN STORE FOR U.S. STOCKS FOR THE REST OF
1999?

     The good news is that corporate profits remained impressive during the second quarter, and with overseas economies rebounding, we believe prospects for U.S. equities look fairly bright.

     However, the good corporate and economic news has a dark side--it might cause the Fed to raise short-term interest rates again.

     Since higher borrowing costs tend to depress stocks by reducing earnings estimates, continued increases in short-term interest rates by the Fed could conceivably lead to lower overall stock prices. By the same token, though, if growth moderates, the market's tone could become more upbeat and stocks could continue to rally.

[right margin]

"THE FUND OUTPERFORMED THE S&P 500 FOR SOME OF THE SAME REASONS IT HAD UNDERPERFORMED DURING THE FIRST QUARTER."

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                             AS OF              AS OF
                            6/30/99           12/31/98
MICROSOFT CORP.              3.8%               3.8%
GENERAL ELECTRIC CO.
     (U.S.)                  2.6%               2.1%
CHASE MANHATTAN
     CORP.                   2.3%               1.5%
INTEL CORP.                  2.2%               2.4%
WAL-MART STORES, INC.        2.1%               1.6%
INTERNATIONAL BUSINESS
     MACHINES CORP.          1.8%               1.3%
AT&T CORP.                   1.7%               2.6%
HEWLETT-PACKARD CO.          1.7%               0.9%
EXXON CORP.                  1.7%               0.8%
LUCENT TECHNOLOGIES
     INC.                    1.6%               1.3%


                                                 www.americancentury.com      7


VP Income & Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

GIVEN  THAT  OUTLOOK,  WHAT ARE YOUR  PLANS FOR THE  PORTFOLIO  FOR THE NEXT SIX
MONTHS?

     Remaining fully invested in stocks will continue to be a priority. This strategy tends to enhance returns when the market rallies. However, if the market sells off, being fully invested could also dampen returns. To mitigate such a possibility, we will continue looking to add shares of companies with improving earnings forecasts that appear to be undervalued. This strategy will hopefully provide investors with attractive returns and an acceptable level of risk.

     We've also refined our investment approach recently. We've found that our quantitative process is more effective at picking individual stocks than industries. So rather than significantly overweighting and underweighting entire sectors compared with the S&P 500, we have been bringing our industry positions more in line with the index.

     For example, we have recently overweighted financial services stocks compared with the S&P 500. Going forward, the percentage of financial services companies in the fund will likely more closely track the percentage in the index. If we decide to overweight one company, we would be likely to underweight other financial services holdings to keep the overall sector weighting closer to the index.

[left margin]

"RATHER THAN SIGNIFICANTLY OVERWEIGHTING AND UNDERWEIGHTING ENTIRE SECTORS COMPARED WITH THE S&P 500, WE HAVE BEEN BRINGING OUR INDUSTRY POSITIONS MORE IN LINE WITH THE INDEX."

TOP FIVE INDUSTRIES
                              % OF FUND INVESTMENTS
                             AS OF              AS OF
                            6/30/99            12/31/98
TELEPHONE
     COMMUNICATIONS          7.8%                8.4%
BANKING                      7.7%                7.6%
PHARMACEUTICALS              7.4%                8.8%
COMPUTER SOFTWARE
     & SERVICES              6.8%                8.0%
COMPUTER SYSTEMS             5.5%                4.5%


8      1-800-345-6488


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies, the market value is translated into U.S. dollars based on exchange rates as of the last day of reporting period.

JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
-------------------------------------------------------------------------------
COMMON STOCKS--94.8%
AEROSPACE & DEFENSE--2.1%
                  12,100   AlliedSignal Inc.                       $    762,300
                  11,200   Boeing Co.                                   494,900
                  11,900   Cordant Technologies Inc.                    537,731
                  13,100   EG&G, Inc.                                   466,688
                   4,300   General Dynamics Corp.                       294,550
                  52,200   Goodrich (B.F.) Company (The)              2,218,500
                  12,300   United Technologies Corp.                    881,756
                                                                  --------------
                                                                      5,656,425
                                                                  --------------
AIRLINES--0.1%
                   2,500   AMR Corp.(1)                                 170,625
                   2,500   Delta Air Lines Inc.                         144,062
                   1,000   US Airways Group Inc.(1)                      43,562
                                                                  --------------
                                                                        358,249
                                                                  --------------
AUTOMOBILES & AUTO PARTS--1.8%
                   2,800   Fleetwood Enterprises, Inc.                   74,025
                  61,600   Ford Motor Co.                             3,476,550
                  18,600   General Motors Corp.                       1,227,600
                                                                  --------------
                                                                      4,778,175
                                                                  --------------
BANKING--7.7%
                  66,800   Banc One Corp.                             3,978,775
                  51,600   BankAmerica Corp.                          3,782,925
                  71,200   Chase Manhattan Corp.                      6,167,700
                  48,150   Citigroup Inc.                             2,287,125
                   5,200   City National Corp.                          194,675
                   3,000   Cullen/Frost Bankers, Inc.                    82,688
                  36,000   First Union Corp.                          1,692,000
                  22,000   Fleet Financial Group, Inc.                  976,250
                  18,700   GreenPoint Financial Corp.                   613,594
                   2,000   Pacific Century Financial Corp.               43,125
                   6,600   UnionBanCal Corp.                            238,425
                  13,100   Wells Fargo & Co.                            560,025
                                                                  --------------
                                                                     20,617,307
                                                                  --------------
BIOTECHNOLOGY--0.9%
                  31,700   Amgen Inc.(1)                              1,928,747
                   6,200   Biogen, Inc.(1)                              398,931
                                                                  --------------
                                                                      2,327,678
                                                                  --------------
BROADCASTING & MEDIA--1.7%
                  71,200   CBS Corp.(1)                               3,092,750
                  26,400   Comcast Corp. Cl A                         1,014,750

Shares                                                                 Value
-------------------------------------------------------------------------------

                   1,500   MediaOne Group Inc.(1)                  $    111,562
                   5,900   Time Warner Inc.                             433,650
                                                                  --------------
                                                                      4,652,712
                                                                  --------------
BUILDING & HOME IMPROVEMENTS--0.1%
                   7,000   York International Corporation               299,688
                                                                  --------------
BUSINESS SERVICES & SUPPLIES--0.9%
                   3,000   ACNielsen Corp.(1)                            90,750
                   2,600   Century Business Services, Inc.(1)            37,538
                   8,800   Kelly Services, Inc. Cl A                    282,150
                   5,000   Labor Ready, Inc.(1)                         162,500
                  23,600   Ogden Corp.                                  635,725
                   7,300   Omnicom Group Inc.                           584,000
                   5,800   Snyder Communications, Inc.(1)               189,950
                  13,500   True North Communications Inc.               405,000
                                                                  --------------
                                                                      2,387,613
                                                                  --------------
CHEMICALS & RESINS--1.5%
                   1,800   Church & Dwight Co., Inc.                     78,300
                  12,800   Dow Chemical Co.                           1,624,000
                  24,200   du Pont (E.I.) de Nemours & Co.            1,653,162
                   1,400   Eastman Chemical Co.                          72,450
                     700   Ecolab Inc.                                   30,538
                   2,000   Grace (W.R.) & Co. (Del.)(1)                  36,750
                   2,300   Hercules Inc.                                 90,419
                   5,000   International Flavors & Fragrances
                              Inc.                                      221,875
                   1,500   Nalco Chemical Co.                            77,812
                   1,510   Rohm and Haas Co.                             64,741
                     200   Union Carbide Corp.                            9,750
                                                                  --------------
                                                                      3,959,797
                                                                  --------------
COMMUNICATIONS EQUIPMENT--3.7%
                  15,650   Comverse Technology, Inc.(1)               1,180,597
                   7,100   Corning Inc.                                 497,888
                  64,400   Lucent Technologies Inc.                   4,342,975
                   8,600   Motorola, Inc.                               814,850
                  14,700   Nortel Networks Corp.                      1,276,144
                   5,100   QUALCOMM Inc.(1)                             732,009
                  14,700   Tellabs, Inc.(1)                             993,628
                                                                  --------------
                                                                      9,838,091
                                                                  --------------
COMPUTER PERIPHERALS--2.0%
                  18,400   Adaptec, Inc.(1)                             649,175
                  56,800   Cisco Systems Inc.(1)                      3,658,275
                  16,500   EMC Corp. (Mass.)(1)                         907,500
                                                                  --------------
                                                                      5,214,950
                                                                  --------------

See Notes to Financial Statements


                                                 www.americancentury.com      9


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
-------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--6.8%
                  26,700   America Online Inc.(1)                  $  2,950,350
                   4,900   American Management System,
                              Inc.(1)                                   156,953
                   4,500   BMC Software, Inc.(1)                        242,859
                   3,900   Computer Associates International,
                              Inc.                                      214,500
                  10,900   Compuware Corp.(1)                           346,416
                   4,600   Concord EFS, Inc.(1)                         194,781
                   4,500   Electronic Data Systems Corp.                254,531
                  11,000   Keane, Inc.(1)                               248,875
                 113,100   Microsoft Corp.(1)                        10,193,139
                  11,500   NCR Corp.(1)                                 561,344
                  23,400   Oracle Corp.(1)                              868,725
                   1,900   Shared Medical Systems Corp.                 123,975
                   3,300   Siebel Systems, Inc.(1)                      218,728
                  19,600   Sterling Software, Inc.(1)                   523,075
                  28,500   Unisys Corp.(1)                            1,109,719
                                                                  --------------
                                                                     18,207,970
                                                                  --------------
COMPUTER SYSTEMS--5.5%
                  52,800   Apple Computer, Inc.(1)                    2,448,600
                  21,383   Compaq Computer Corp.                        506,510
                  52,100   Dell Computer Corp.(1)                     1,926,072
                   5,100   Gateway Inc.(1)                              300,900
                  44,500   Hewlett-Packard Co.                        4,472,250
                  37,700   International Business Machines
                              Corp.                                   4,872,725
                   3,100   Sun Microsystems, Inc.(1)                    213,609
                                                                  --------------
                                                                     14,740,666
                                                                  --------------
CONSTRUCTION & PROPERTY
DEVELOPMENT--0.6%
                  12,200   Centex Corp.                                 458,262
                   6,600   D.R. Horton, Inc.                            109,725
                  11,800   Foster Wheeler Corp.                         166,675
                  10,200   Kaufman & Broad Home Corp.                   253,725
                   6,800   Lafarge Corp.                                240,975
                  12,600   Pulte Corp.                                  290,588
                                                                  --------------
                                                                      1,519,950
                                                                  --------------
CONSUMER PRODUCTS--1.6%
                   1,100   Alberto-Culver Company Cl B                   29,288
                  16,400   Avon Products, Inc.                          910,200
                   4,000   Clorox Co. (The)                             427,250
                   7,000   National Service Industries, Inc.            252,000
                  20,400   Procter & Gamble Co. (The)                 1,820,700
                  10,900   Whirlpool Corp.                              806,600
                                                                  --------------
                                                                      4,246,038
                                                                  --------------
DIVERSIFIED COMPANIES--4.1%
                  62,100   General Electric Co. (U.S.)                7,017,300
                   9,100   Minnesota Mining &
                              Manufacturing Co.                         791,131
                  22,400   Tyco International Ltd.                    2,122,400
                  14,767   Unilever N.V. New York Shares              1,029,998

Shares                                                                 Value
-------------------------------------------------------------------------------

                   2,800   Viad Corp                               $     86,625
                                                                  --------------
                                                                     11,047,454
                                                                  --------------
ELECTRICAL & ELECTRONIC
COMPONENTS--2.9%
                  97,000   Intel Corp.                                5,768,469
                   8,000   Micron Technology, Inc.(1)                   322,500
                  16,800   Rockwell International Corp.               1,020,600
                   4,000   Texas Instruments Inc.                       580,000
                                                                  --------------
                                                                      7,691,569
                                                                  --------------
ENERGY (PRODUCTION & MARKETING)--5.2%
                     300   Ashland Inc.                                  12,038
                   7,900   Atlantic Richfield Co.                       660,144
                   2,600   Chevron Corp.                                247,488
                  57,300   Exxon Corp.                                4,419,262
                  30,500   Kerr-McGee Corp.                           1,530,719
                  15,300   Keyspan Energy Corp.                         403,538
                  23,400   Mobil Corp.                                2,316,600
                   7,000   Occidental Petroleum Corp.                   147,875
                  22,400   Royal Dutch Petroleum Co.
                              New York Shares                         1,349,600
                   9,800   Sunoco, Inc.                                 295,838
                  32,000   Texaco Inc.                                2,000,000
                  18,400   Ultramar Diamond Shamrock
                              Corp.                                     401,350
                  10,400   Union Pacific Resources                      169,650
                                                                  --------------
                                                                     13,954,102
                                                                  --------------
ENERGY (SERVICES)--0.5%
                  16,000   Diamond Offshore Drilling, Inc.              454,000
                   5,000   Reliant Energy, Inc.                         138,125
                  22,800   Tidewater Inc.                               695,400
                                                                  --------------
                                                                      1,287,525
                                                                  --------------
ENVIRONMENTAL SERVICES--0.1%
                   7,000   Browning-Ferris Industries, Inc.             301,000
                                                                  --------------
FINANCIAL SERVICES--3.7%
                   3,600   Bear Stearns Companies Inc.                  168,300
                   8,500   Countrywide Credit Industries, Inc.          363,375
                  40,800   Fannie Mae                                 2,789,700
                  22,200   Federal Home Loan Mortgage
                              Corporation                             1,287,600
                  12,100   Lehman Brothers Holdings Inc.                753,225
                  13,700   Merrill Lynch & Co., Inc.                  1,095,144
                  33,300   Morgan Stanley Dean Witter & Co.           3,413,250
                                                                  --------------
                                                                      9,870,594
                                                                  --------------
FOOD & BEVERAGE--3.5%
                  11,800   Anheuser-Busch Companies, Inc.               837,062
                  11,700   Bestfoods                                    579,150
                   5,500   Coca-Cola Company (The)                      343,750
                  14,000   ConAgra, Inc.                                372,750
                  13,800   Earthgrains Company                          356,212
                  21,400   General Mills, Inc.                        1,720,025

                                              See Notes to Financial Statements


10      1-800-345-6488


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
-------------------------------------------------------------------------------

                  25,700   Heinz (H.J.) Co.                        $  1,288,212
                   4,600   Hormel Foods Corp.                           185,150
                   6,300   IBP, Inc.                                    149,625
                   8,500   Lance, Inc.                                  132,281
                  50,600   Nabisco Group Holdings Corp.                 989,862
                   4,900   PepsiCo, Inc.                                189,569
                  26,700   Quaker Oats Co. (The)                      1,772,212
                   9,300   Sara Lee Corp.                               210,994
                   8,100   SYSCO Corp.                                  241,481
                                                                  --------------
                                                                      9,368,335
                                                                  --------------
HEALTHCARE--0.8%
                   9,600   Baxter International, Inc.                   582,000
                   4,800   Cardinal Health, Inc.                        307,800
                  23,100   Mallinckrodt Inc.                            840,262
                   5,100   PacifiCare Health Systems, Inc.(1)           367,041
                   1,700   RehabCare Group, Inc.(1)                      31,344
                   2,000   Trigon Healthcare, Inc.(1)                    72,750
                                                                  --------------
                                                                      2,201,197
                                                                  --------------
INDUSTRIAL EQUIPMENT & MACHINERY--0.5%
                   5,500   Caterpillar Inc.                             330,000
                  17,100   Ingersoll-Rand Co.                         1,105,088
                                                                  --------------
                                                                      1,435,088
                                                                  --------------
INSURANCE--3.9%
                  47,200   Allstate Corp.                             1,693,300
                  10,600   Conseco Inc.                                 322,638
                  11,800   Fidelity National Financial, Inc.            247,800
                  22,600   First American Financial Corp.
                              (The)                                     403,975
                   7,900   Gallagher (Arthur J.) & Co.                  391,050
                   6,100   LandAmerica Financial Group, Inc.            175,375
                  63,300   Lincoln National Corp.                     3,311,381
                  22,000   Loews Corp.                                1,740,750
                  28,700   Marsh & McLennan Companies, Inc.           2,166,850
                   1,700   Travelers Property Casualty
                              Corp. Cl A                                 66,512
                                                                  --------------
                                                                     10,519,631
                                                                  --------------
LEISURE--1.4%
                   2,000   Anchor Gaming(1)                              96,188
                  25,800   Carnival Corp. Cl A                        1,251,300
                   4,800   Disney (Walt) Co.                            147,900
                  18,400   Eastman Kodak Co.                          1,246,600
                  23,200   Viacom, Inc. Cl B(1)                       1,020,800
                                                                  --------------
                                                                      3,762,788
                                                                  --------------
MACHINERY & EQUIPMENT--0.5%
                   3,000   Briggs & Stratton Corp.                      173,250
                   1,600   Cummins Engine Company, Inc.                  91,400
                   3,900   Pentair, Inc.                                178,425
                  22,400   Premark International, Inc.                  840,000
                   1,800   SPX Corp.(1)                                 150,300
                                                                  --------------
                                                                      1,433,375
                                                                  --------------

Shares                                                                 Value
-------------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES--0.9%
                   4,500   Andrx Corp.(1)                          $    346,922
                  14,900   Hillenbrand Industries, Inc.                 644,425
                   3,100   St. Jude Medical, Inc.(1)                    110,438
                  14,900   VISX, Inc.(1)                              1,181,291
                                                                  --------------
                                                                      2,283,076
                                                                  --------------
METALS & MINING--0.2%
                   6,500   Alcoa Inc.                                   402,188
                     200   ASARCO Inc.                                    3,762
                                                                  --------------
                                                                        405,950
                                                                  --------------
OFFICE--0.1%
                  14,700   CarrAmerica Realty Corp.                     367,500
                                                                  --------------
PACKAGING & CONTAINERS(2)
                   2,600   Crown Cork & Seal Co., Inc.                   74,100
                                                                  --------------
PAPER & FOREST PRODUCTS--0.6%
                   3,300   Fort James Corp.                             124,988
                   9,000   International Paper Co.                      454,500
                  11,100   Kimberly-Clark Corp.                         632,700
                   4,200   Weyerhaeuser Co.                             288,750
                                                                  --------------
                                                                      1,500,938
                                                                  --------------
PHARMACEUTICALS--7.4%
                  19,200   Abbott Laboratories                          873,600
                   1,700   American Home Products Corp.                  97,750
                  27,800   Bergen Brunswig Corp. Cl A                   479,550
                  45,600   Bristol-Myers Squibb Co.                   3,211,950
                   4,200   Herbalife International, Inc. Cl A            45,806
                  26,700   Johnson & Johnson                          2,616,600
                  26,400   Lilly (Eli) & Co.                          1,890,900
                   5,200   McKesson HBOC, Inc.                          167,050
                   2,700   Medicis Pharmaceutical Corp.
                              Cl A(1)                                    68,512
                  34,300   Merck & Co., Inc.                          2,538,200
                   4,200   Nature's Sunshine Products, Inc.              45,412
                  14,900   Pfizer, Inc.                               1,635,275
                  22,600   Pharmacia & Upjohn Inc.                    1,283,962
                  51,500   Schering-Plough Corp.                      2,729,500
                  30,600   Warner-Lambert Co.                         2,122,875
                                                                  --------------
                                                                     19,806,942
                                                                  --------------
PRINTING & PUBLISHING--0.8%
                  56,800   Deluxe Corp.                               2,211,650
                                                                  --------------
RAILROAD--0.1%
                   4,400   Union Pacific Corp.                          256,575
                                                                  --------------
REAL ESTATE--0.2%
                  52,100   Host Marriott Corp.                          618,688
                                                                  --------------
RESTAURANTS--0.4%
                   3,600   Brinker International, Inc.(1)                97,875
                   3,300   McDonald's Corp.                             136,331
                   3,300   Tricon Global Restaurants Inc.(1)            178,612
                  25,300   Wendy's International, Inc.                  716,306
                                                                  --------------
                                                                      1,129,124
                                                                  --------------

See Notes to Financial Statements


                                                www.americancentury.com      11


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Shares                                                                 Value
-------------------------------------------------------------------------------
RETAIL (APPAREL)--0.5%
                   1,300   Cato Corp. Cl A                        $      15,112
                   6,195   Intimate Brands, Inc.                        293,488
                   5,500   Ross Stores, Inc.                            276,547
                  23,700   TJX Companies, Inc. (The)                    789,506
                                                                  --------------
                                                                      1,374,653
                                                                  --------------
RETAIL (FOOD & DRUG)--0.8%
                  11,088   Albertson's, Inc.                            571,725
                   7,600   Kroger Co. (The)(1)                          212,325
                   3,500   Rite Aid Corp.                                86,188
                  10,100   Safeway Inc.(1)                              499,950
                  26,800   Supervalu Inc.                               688,425
                   3,700   Universal Corp.                              105,219
                                                                  --------------
                                                                      2,163,832
                                                                  --------------
RETAIL (GENERAL MERCHANDISE)--3.1%
                     900   Enesco Group, Inc.                            20,812
                  30,200   Penney (J.C.) Company, Inc.                1,466,588
                  27,100   Sears, Roebuck & Co.                       1,207,644
                 114,900   Wal-Mart Stores, Inc.                      5,543,925
                                                                  --------------
                                                                      8,238,969
                                                                  --------------
RETAIL (INTERNET)--0.1%
                   2,100   Amazon.com, Inc.(1)                          262,697
                                                                  --------------
RETAIL (SPECIALTY)--1.7%
                  20,000   Best Buy Co., Inc.(1)                      1,350,000
                   8,800   Borders Group, Inc.(1)                       139,150
                   1,600   Circuit City Stores-Circuit
                              City Group                                148,800
                  11,400   Hollywood Entertainment Corp.(1)             222,656
                  27,300   Home Depot, Inc.                           1,759,144
                   3,800   Lowe's Companies, Inc.                       215,412
                   2,500   Starbucks Corp.(1)                            93,672
                  12,000   Zale Corp.(1)                                480,000
                                                                  --------------
                                                                      4,408,834
                                                                  --------------
RUBBER & PLASTICS--0.3%
                  34,100   Tupperware Corp.                             869,550
                                                                  --------------
STEEL--0.1%
                     600   Bethlehem Steel Corporation(1)                 4,612
                   1,400   Nucor Corp.                                   66,412
                   1,300   USX-U.S. Steel Group                          35,100
                                                                  --------------
                                                                        106,124
                                                                  --------------
TELEPHONE COMMUNICATIONS--7.8%
                  83,100   AT&T Corp.                                 4,638,019
                   2,800   ALLTEL Corp.                                 200,200
                  20,300   Ameritech Corp.                            1,492,050
                  23,500   Bell Atlantic Corp.                        1,536,312
                  76,900   BellSouth Corp.                            3,604,688
                  24,500   GTE Corp.                                  1,855,875
                  23,900   MCI WorldCom, Inc.(1)                      2,056,147

Shares                                                                 Value
-------------------------------------------------------------------------------

                  49,200   SBC Communications Inc.                 $  2,853,600
                   7,200   Sprint Corp.                                 380,250
                  38,200   U S WEST, Inc.                             2,244,250
                                                                  --------------
                                                                     20,861,391
                                                                  --------------
TEXTILES & APPAREL--0.6%
                  13,400   Dexter Corp. (The)                           546,888
                   4,900   Tommy Hilfiger Corp.(1)                      360,150
                  14,700   VF Corp.                                     628,425
                                                                  --------------
                                                                      1,535,463
                                                                  --------------
TOBACCO--1.1%
                  17,900   Fortune Brands, Inc.                         740,612
                  42,600   Philip Morris Companies Inc.               1,711,988
                  12,100   R.J. Reynolds Tobacco
                              Holdings, Inc.(1)                         381,150
                                                                  --------------
                                                                      2,833,750
                                                                  --------------
TRANSPORTATION--0.2%
                   8,900   Hertz Corp. Cl A                             551,800
                   3,900   Laidlaw Inc.                                  28,762
                                                                  --------------
                                                                        580,562
                                                                  --------------
UTILITIES--3.2%
                   8,100   Ameren Corp.                                 310,838
                  40,500   Central & South West Corp.                   946,688
                  25,013   Conectiv, Inc.                               611,255
                   2,125   Conectiv, Inc. Cl A                           89,250
                  14,600   Constellation Energy Group                   432,525
                  17,800   Dominion Resources, Inc. (Va.)               770,962
                  20,100   Duke Energy Corp.                          1,092,938
                   2,700   GPU Inc.                                     113,906
                   1,500   Hawaiian Electric Industries, Inc.            53,250
                  15,800   LG&E Energy Corp.                            331,800
                  13,200   MCN Energy Group Inc.                        273,900
                   3,250   MDU Resources Group, Inc.                     74,141
                  24,300   Minnesota Power & Light Co.                  482,962
                  45,600   Sempra Energy                              1,031,700
                  11,100   Southern Co.                                 294,150
                   9,500   Texas Utilities Co.                          391,875
                  53,150   Utilicorp United Inc.                      1,292,209
                                                                  --------------
                                                                      8,594,349
                                                                  --------------
WIRELESS COMMUNICATIONS--0.5%
                  20,900   Sprint PCS(1)                              1,193,912
                                                                  --------------
TOTAL COMMON STOCKS                                                 253,356,596
                                                                  --------------
   (Cost $224,204,355)

PREFERRED STOCKS--0.1%
UTILITIES
                  12,100   Avista Corp.                                 205,700
                                                                  --------------
   (Cost $214,913)

                                              See Notes to Financial Statements


12      1-800-345-6488


VP Income & Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 1999 (UNAUDITED)

Principal Amount                                                       Value
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS--5.1%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.72%, dated 6/30/99,
    due 7/1/99 (Delivery value $12,901,691)                        $ 12,900,000
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 4.70%, dated 6/30/99,
    due 7/1/99 (Delivery value $800,104)                                800,000
                                                                  --------------
TOTAL TEMPORARY CASH INVESTMENTS                                     13,700,000
                                                                  --------------
   (Cost $13,700,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $267,262,296
                                                                  ==============
   (Cost $238,119,268)

FUTURES CONTRACTS
                                      Underlying
                  Expiration          Face Amount           Unrealized
  Purchased          Date              at Value                Gain
-----------------------------------------------------------------------------

  25 S&P 500       September
    Futures          1999             $8,635,625             $321,414
                                   ===========================================

Futures contracts are typically based on a stock index, such as the S&P 500, and they tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can stay fully invested in stocks while having easy access to the money.

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2) Industry is less than 0.05% of total investment securities.

See Notes to Financial Statements


                                                www.americancentury.com      13


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 1999 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $238,119,268)
  (Note 3) ...............................................        $ 267,262,296
Cash .....................................................              614,847
Receivable for investments sold ..........................            4,747,254
Receivable for variation margin
  on futures contracts ...................................              297,183
Dividends and interest receivable ........................              268,690
                                                                  -------------
                                                                    273,190,270
                                                                  -------------

LIABILITIES
Payable for investments purchased ........................            8,494,571
Accrued management fees (Note 2) .........................              139,369
Payable for directors' fees and expenses .................                  401
                                                                  -------------
                                                                      8,634,341
                                                                  -------------
Net Assets ...............................................        $ 264,555,929
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...............................................          200,000,000
                                                                  =============
Outstanding ..............................................           35,577,568
                                                                  =============
Net Asset Value Per Share ................................        $        7.44
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................        $ 236,290,257
Undistributed net investment income ......................            1,054,521
Net realized loss on investments .........................           (2,253,291)
Net unrealized appreciation
  on investments (Note 3) ................................           29,464,442
                                                                  -------------
                                                                  $ 264,555,929
                                                                  =============

                                              See Notes to Financial Statements


14      1-800-345-6488


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

INVESTMENT INCOME
Income:
Dividends ................................................         $  1,446,916
Interest .................................................              229,603
                                                                   ------------
                                                                      1,676,519
                                                                   ------------
Expenses (Note 2):
Management fees ..........................................              612,116
Directors' fees and expenses .............................                1,068
                                                                   ------------
                                                                        613,184
                                                                   ------------
Net investment income ....................................            1,063,335
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized loss on investments .........................             (852,885)
Change in net unrealized
  appreciation on investments ............................           18,263,676
                                                                   ------------

Net realized and unrealized
  gain on investments ....................................           17,410,791
                                                                   ------------

Net Increase in Net Assets
  Resulting from Operations ..............................         $ 18,474,126
                                                                   ============

See Notes to Financial Statements


                                                www.americancentury.com      15


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1998

Increase in Net Assets                               1999               1998

OPERATIONS
Net investment income ......................    $   1,063,335     $     532,047
Net realized loss on investments ...........         (852,885)       (1,398,202)
Change in net unrealized
  appreciation on investments ..............       18,263,676        11,135,350
                                                -------------     -------------
Net increase in net assets
  resulting from operations ................       18,474,126        10,269,195
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................          (33,729)         (510,742)
From net realized gains on
  investment transactions ..................             --             (11,379)
                                                -------------     -------------
Decrease in net assets
  from distributions .......................          (33,729)         (522,121)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................      154,684,536       128,959,725
Proceeds from reinvestment
  of distributions .........................           33,729           522,121
Payments for shares redeemed ...............      (18,228,605)      (30,833,174)
                                                -------------     -------------
Net increase in net assets from
  capital share transactions ...............      136,489,660        98,648,672
                                                -------------     -------------
Net increase in net assets .................      154,930,057       108,395,746

NET ASSETS
Beginning of period ........................      109,625,872         1,230,126
                                                -------------     -------------
End of period ..............................    $ 264,555,929     $ 109,625,872
                                                =============     =============
Undistributed net investment income ........    $   1,054,521     $      24,915
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................       22,045,008        20,962,716
Issued in reinvestment of distributions ....            4,853            80,307
Redeemed ...................................       (2,630,750)       (5,112,938)
                                                -------------     -------------
Net increase ...............................       19,419,111        15,930,085
                                                =============     =============

                                              See Notes to Financial Statements


16      1-800-345-6488


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 1999 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. VP Income & Growth Fund, (the fund) is one of the six funds issued by the corporation. The fund's investment objective is dividend growth, current income and capital appreciation through investment in common stocks. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are expected to be declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At December 31, 1998, the fund had accumulated net realized capital loss carryovers for federal income purposes of $642,189 (expiring in 2006) which may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.


                                                www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 0.70%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases  and  sales  of  investment   securities,   excluding   short-term
investments, totaled $168,167,953 and $36,498,022, respectively.

    As of June 30, 1999, accumulated net unrealized appreciation was $28,848,871 based on the aggregate cost of investments for federal income tax purposes of $238,413,425, which consisted of unrealized appreciation of $32,805,838 and unrealized depreciation of $3,956,967.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the six months ended June 30, 1999.

--------------------------------------------------------------------------------
5.  FUND EVENTS

    The following name change became effective March 1, 1999:

           ==================================================================
           NEW NAME                     FORMER NAME
           ==================================================================

  FUND:    VP Income & Growth Fund      American Century VP Income & Growth


18      1-800-345-6488


VP Income & Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                             1999(1)          1998           1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $      6.78      $      5.39    $      5.00
                                         -----------      -----------    -----------
Income From Investment Operations
  Net Investment Income ...............         0.03             0.03           0.02
  Net Realized and Unrealized Gain
  on Investment Transactions ..........         0.63             1.41           0.37
                                         -----------      -----------    -----------
  Total From Investment Operations ....         0.66             1.44           0.39
                                         -----------      -----------    -----------
Distributions
  From Net Investment Income ..........        --(3)            (0.04)          --
  From Net Realized Gains on
  Investment Transactions .............         --              (0.01)          --
                                         -----------      -----------    -----------
  Total Distributions .................        --(3)            (0.05)          --
                                         -----------      -----------    -----------
Net Asset Value, End of Period ........  $      7.44      $      6.78    $      5.39
                                         ===========      ===========    ===========
  Total Return(4) .....................         9.76%           26.87%          7.80%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............         0.70%(5)         0.70%          0.70%(5)
Ratio of Net Investment Income
  to Average Net Assets ...............         1.22%(5)         1.43%          1.94%(5)
Portfolio Turnover Rate ...............           21%              55%            10%
Net Assets, End of Period
  (in millions) .......................  $   264,556      $   109,626    $     1,230

(1) Six months ended June 30, 1999 (unaudited).

(2) October 30, 1997 (inception) through December 31, 1997.

(3) Per share amount is less than $0.005.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements


                                                www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT TEAM LEADERS
   Portfolio Managers
     KURT BORGWARDT
     JOHN SCHNIEDWIND

INVESTMENT PHILOSOPHY AND POLICIES

    AMERICAN CENTURY VP INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

COMPARATIVE INDICES

    The  following   indices  are  used  in  the  report  for  fund  performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

    The S&P 500/BARRA VALUE INDEX and the S&P 500/BARRA GROWTH INDEX are capitalization-weighted indices made up of the stocks from the S&P 500. The value index contains firms with lower price-to-book ratios; conversely, the growth index has firms with higher price-to-book ratios.

    The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

    The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.


20      1-800-345-6488


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 19.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES -- the number of different companies held by the fund on a given date.

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER -- the percentage of the fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

* BLUE  CHIP  STOCKS -- stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be stocks of larger-sized companies that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --generally considered to be stocks of mid-sized companies that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be stocks of smaller-sized companies that make up the S&P SmallCap 600.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

EQUITY TERMS

* DIVIDEND YIELD --a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


                                                www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income, provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


22      1-800-345-6488


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-6488


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


--------------------------------------------------------------------------------
[back cover]

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century

P.O. BOX 419385
KANSAS CITY, MISSOURI 64141-6385

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-6488

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-4360

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-345-1833

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419385                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6385                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


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SH-SAN-17129                      (c)1999 American Century Services Corporation